                                   SCHEDULE I

                          TRUST MORTGAGE LOAN SCHEDULE

MORTGAGE LOAN NUMBER                   PROPERTY NAME                                             ADDRESS
----------------------------------------------------------------------------------------------------------------------------------

1                     Innkeepers Portfolio                              Various
2                     PECO PORTFOLIO                                    VARIOUS
2A                    PECO Portfolio - Henrietta Plaza                  1100 Jefferson Road
2B                    PECO Portfolio - Thompson Square Mall             4058 Route 42 North
2C                    PECO Portfolio - Tops Plaza - Cortland Staples    3836 Route 281
2D                    PECO Portfolio - Tops Plaza - Depew               5175 Broadway
2E                    PECO Portfolio - Tops Plaza - Erie                1520 W. 26th Street
2F                    PECO Portfolio - Shoppes at Citiside              4430 The Plaza
2G                    PECO Portfolio - Turfway Plaza                    6825 Burlington Pike
2H                    PECO Portfolio - Eastwood Shopping Center         246 Versailles Road
2I                    PECO Portfolio - University Plaza - Amherst       3500 Main Street
2J                    PECO Portfolio - Montgomery Commons               3801 Eastern Boulevard
2K                    PECO Portfolio - Lake Olympia Square              1489 East Silver Star Road
2L                    PECO Portfolio - Cedar Springs Crossing           2199 Southport Road
2M                    PECO Portfolio - Indian Hills                     429 Highway 53 East
2N                    PECO Portfolio - D&F Plaza                        1170 - 1186 Central Avenue
2O                    PECO Portfolio - Columbia Promenade               1251-1263 West Columbia Avenue
2P                    PECO Portfolio - Holly Springs Plaza              305 Holly Springs Plaza Road
2Q                    PECO Portfolio - Redbud Commons                   2609 S. New Hope Road
2R                    PECO Portfolio - Bi-Lo Center - Asheville         511 Smokey Park Highway
2S                    PECO Portfolio - Habersham Village                1145 Highway 441 North
2T                    PECO Portfolio - Cox Creek                        354 Cox Creek Parkway
2U                    PECO Portfolio - Bridgewater Marketplace          13180 East Colonial Drive
2V                    PECO Portfolio - Kensington Place                 1715 S Rutherford Boulevard
2W                    PECO Portfolio - Crestview Corners                2535 S. Ferdon Boulevard
2X                    PECO Portfolio - Delavan Plaza                    207 - 433 South Wright Street
2Y                    PECO Portfolio - Westdale Plaza                   615 - 625 State Road 136
2Z                    PECO Portfolio - Southside Plaza                  708-744 Foote Avenue
2AA                   PECO Portfolio - Richardson Plaza                 543 St. Andrews Road
2AB                   PECO Portfolio - North Aiken Bi-Lo Center         1145 York Street NE
2AC                   PECO Portfolio - Tellico Plaza                    785 Highway 321 North
2AD                   PECO Portfolio - Pulaski Plaza                    1200 East Main Street
2AE                   PECO Portfolio - Concord Crossing                 585 Warren C. Coleman Boulevard South
2AF                   PECO Portfolio - Lakeview Plaza                   2310 Fortune Road
2AG                   PECO Portfolio - Houston Square                   207 Russell Parkway
2AH                   PECO Portfolio - Squirewood Village               115 West Highway 25/70
2AI                   PECO Portfolio - Eastridge Crossing               200 Thompson Street
2AJ                   PECO Portfolio - Silver Hill                      2702 Pine Hills Road
2AK                   PECO Portfolio - South Main Street Plaza          2250 S. Main Street
2AL                   PECO Portfolio - Irving West                      1407 - 1433  North Belt Line Road
2AM                   PECO Portfolio - Palmetto Crossroads              65 Bow Circle
3                     Potomac Mills                                     2700 Potomac Mills Circle
4                     Och-Ziff Retail Portfolio                         Various
5                     One Sansome Street                                One Sansome Street
6                     100 Wall Street                                   100 Wall Street
7                     McCandless Towers                                 3945-3955 and 3965 Freedom Circle
8                     Greensboro Park                                   8180-8200 Greensboro Drive
9                     Islandia Shopping Center                          1750 Veterans Memorial Highway
10                    Westview Shopping Center                          5748 Baltimore National Pike
11                    One Fair Oaks Plaza                               4114 Legato Road
12                    Riverchase Apartments                             6900 Aruba Avenue
13                    707 Broad Street                                  707 Broad Street
14                    Texas SLC Portfolio                               Various
15                    Bayview Community                                 5100 Coe Avenue
16                    Irish Hills Plaza                                 1500 Froom Ranch Way
17                    Barons Apartments                                 2101 US-80 East
18                    Lakeland Town Center                              921 E. Memorial Boulevard
19                    31 West 47th Street                               31 West 47th Street
20                    Greenhouse on Holcomb Bridge                      8520 Holcomb Bridge Road
21                    Dolce Norwalk                                     32 Weed Avenue
22                    Bear Canyon                                       9055 East Catalina Highway
23                    Portsmouth Station Shopping Center                10294-10404 Portsmouth Road
24                    170-178 Thompson Street                           170-178 Thompson Street
25                    Los Angeles Multifamily Portfolio II              Various
26                    Camelot at Northlake                              2200 Ranchwood Drive
27                    Highland Parc                                     1113 Powers Ferry Place
28                    Washington Square Apartments                      415-419 Cedar Bridge Avenue
29                    Bradford Plaza                                    700 Downington Pike
30                    SawGrass Landing                                  13715-13999 West Sunrise Boulevard
31                    Spring Valley Town Center                         4240 South Rainbow Boulevard
32                    Waxahachie Towne Center                           1316-1440 North Highway 77
33                    Forest Ridge                                      3720 S. Yaqui Drive
34                    Tower Square Retail                               574 & 566 Prairie Center Drive
35                    Hickory Grove                                     419 Paul Huff Parkway
36                    Casa Grande Palm Center                           440-580 N. Camino Mercado
37                    Fox and Hounds Apartments                         1075 Weybridge Road
38                    237 West 37th Street                              237 West 37th Street
39                    The Annex - Las Vegas Outlet Center               7680 S Las Vegas Blvd
40                    Walgreens & Schnucks Anchored Shopping Center     2408-2614 State Street; 2407-2545 State St. & 602-608 25th
                                                                        St.
41                    Pecan Valley Apartments                           3450 Southcross
42                    Marketplace at Frankford                          3628-3636 Frankford Road
43                    28-32 West 36th Street                            28-32 West 36th Street
44                    Grand Prairie Home Depot                          1102 West Freeway
45                    Lohman's Crossing                                 2300 Lohman's Crossing Road
46                    1450 10th Street                                  1450 10th St.
47                    Hampton Inn Memphis Southwind                     3579 Hacks Cross Road
48                    Paradise Vista Apartments                         7102 North 43rd Ave
49                    Addison Tower                                     16415 Addison Road
50                    Citizens Portfolio 3                              Various
51                    Harbor Plaza Shopping Center                      1725 South Federal Highway
52                    Belvedere Plaza                                   3100 N. Main Street
53                    Homewood Suites Memphis Southwind                 3583 Hacks Cross Road
54                    Extra Space Storage                               160 John St.
55                    Citizens Portfolio 2                              Various
56                    29 Commonwealth Ave                               29 Commonwealth Avenue
57                    315-321 6th Avenue                                315-321 6th Avenue
58                    Citizens Portfolio 1                              Various
59                    Dolphin Landing                                   6402 Weber Road
60                    Torrance Self Storage                             2545 West 190th Street
61                    Town Park Apartments                              10201 Harwin Drive
62                    Bristol Square Apts                               10333 East 25th Street
63                    Los Angeles Multifamily Portfolio I               Various
64                    South Plaza                                       1200-1280 South Broad Street
65                    Thunderbird Square                                3507-3555 West Thunderbird Road,13616 North 35th Avenue
66                    128 West 13th Street                              128 West 13th Street
67                    Willowind Apartments                              2301 Broadmoor Drive
68                    13020 Yukon Avenue                                13020 Yukon Avenue
69                    Moorpark Grove Shopping Center                    Wrap SEC Los Angeles Avenue and Park Lane
70                    South Road Square                                 1955 South Road
71                    Barclay Place Shopping Center                     4963 US Highway 98
72                    Mercede Park                                      1371 SW 8 Street
73                    403 East 91st Street                              403 East 91st Street
74                    Holiday Inn Express - Hillcroft                   6687 Southwest Freeway
75                    1523 Elizabeth                                    1523 Elizabeth Avenue
76                    Kessler Hills Shopping Center                     1050 N. WestMoreland Road
77                    Sun Forest Apartments                             420 Garland Drive
78                    Walgreens - Little Egg Harbor                     201 Mathistown Road
79                    South City Center                                 4830-4858 South Broadway
80                    221 Progress Parkway                              221 Progress Parkway
81                    NorthPointe                                       100 Fletcher Avenue
82                    Walgreens - Barnegat                              887 West Bay Avenue
83                    224 East Olive Street                             224 East Olive Avenue
84                    Sunridge Apartments                               145 East Pioneer Parkway
85                    Franklin Properties Apartments                    Various
86                    Loop 1604 Self Storage                            10507 Schaenfield Road & 8223 Leslie Road
87                    The Ice House Office Building                     231 Riverside Drive
88                    Cross Creek Apartments                            4298 Rocky River Drive
89                    Walgreen's Bronx                                  2410 White Plains Road
90                    CVS Rockville                                     806 West Ohio Street
91                    Dogwood Creek Apartments                          3237 Yanceyville Street
92                    Champion Forest Self Storage                      14850 Cutten Road
93                    North Parkway Mini Storage                        10132 N. Memorial Parkway
94                    Citizens Portfolio 6                              Various
95                    Walgreens Wichita                                 9525 E 21st Street
96                    Nine West Jamaica                                 166-19 Jamaica Avenue
97                    331 State Road Plaza                              331 State Road
98                    South Elm Plaza                                   120 Meadowview Road
99                    Ryan Road Self Storage                            840 West Ryan Road
100                   Palm City Mobile Home Park                        2379 Brandt Road
101                   Our Town Shopping Center                          971 North Main Street
102                   Southwood Village                                 1605 Way Street
103                   Tractor Supply Lubbock                            7531 82nd Street
104                   Skyline Building                                  2600 9th Street North
105                   Imperial Mobile Home Park & Clarks Run Portfolio  Various
106                   Citizens Portfolio 16                             Various
107                   Blessing Mobile Home Park                         1102 Martin Avenue
108                   4931 Riverside Drive                              4931 Riverside Drive
109                   Cottages at Northern Hills                        800 North Chowning
110                   1738 House Apartments                             489 Main Street
111                   Olivera Industrial                                1990 Olivera Road
112                   Citizens Portfolio 29                             Various
113                   Dakota Marketplace                                2963 Dakota Avenue South
114                   Park Place Apartments                             935, 945, 950 West 5th Street
115                   363 Ocean Parkway                                 363 Ocean Parkway
116                   Sendera Pointe                                    6311 Beverly Hill Street
117                   Wellington Apartments                             2102-2105 33rd St. & 2100-2101 34th St.
118                   Tractor Supply Granbury                           2105 W. Highway 377
119                   Lock-Ur-Own Self Storage                          9591 East 22nd  Avenue
120                   Tradewinds                                        749 Saybrook Road
121                   3M Bentonville Office/Warehouse                   SE Otis Corley Drive
122                   The Shoppes at Kettering Pointe                   2234-2286 S. Smithville Road
123                   Whitsett Apartments                               5261 Whitsett Avenue
124                   Surrey Park Apartments                            7 - 63 Bard Drive
125                   Hidden Creek Apartments                           6000 Jaycox Road
126                   Gateway Retail                                    2010-2016 August Drive and 68 Briggs Drive
127                   One Westgate                                      1504 West Expressway 83
128                   Newport Plaza                                     4551 New Falls Road
129                   Citizens Portfolio 8                              Various
130                   Tractor Supply Carthage                           2001 W. Panola Street
131                   Walgreens San Antonio                             19203 Stone Oak Parkway
132                   West Oaks Retail Center                           2808 Highway 6 S.
133                   RBC Centura Bank                                  3151 Lawrenceville-Suwanee Road
134                   Merrick Crossing                                  2008 Merchant Drive
135                   Armenia Professional                              4023 North Armenia Avenue
136                   Rainforest Village                                555 West Jackson Street
137                   Louisiana Purchase Center                         2223-2323 Louisiana Street
138                   Flyer Shoppes                                     1822 Brown Street
139                   335 Oxford Street                                 335 Oxford Street
140                   Family Dollar Portfolio                           Various
141                   Shoppes of Moyock                                 105 Currituck Commercial Drive
142                   Englewood Crossing                                905 South Main Street
143                   Pompano Center                                    2240 N Federal Highway

MORTGAGE LOAN NUMBER          CITY              STATE   ZIP CODE  CUT-OFF DATE BALANCE  MONTHLY P&I PAYMENT  MORTGAGE RATE
---------------------------------------------------------------------------------------------------------------------------

1                     Various                  Various   Various        412,701,271.00         2,666,493.25         6.7125
2                     VARIOUS                  VARIOUS   VARIOUS        323,860,000.00         2,036,438.01         6.4500
2A                    Rochester                NY         14467          21,792,000.00           136,025.00         6.3800
2B                    Thompson                 NY         12701          18,400,000.00           118,853.23         6.7100
2C                    Cortland                 NY         13045          17,424,000.00           108,760.08         6.3800
2D                    Depew                    NY         14043          16,424,000.00           102,518.11         6.3800
2E                    Erie                     PA         16508          15,225,000.00            95,033.99         6.3800
2F                    Charlotte                NC         28215          10,696,000.00            66,764.11         6.3800
2G                    Florence                 KY         41042          10,626,000.00            66,327.17         6.3800
2H                    Frankfort                KY         40601           9,987,000.00            62,338.55         6.3800
2I                    Amherst                  NY         14226           9,975,000.00            64,432.66         6.7100
2J                    Montgomery               AL         36116           9,890,000.00            62,056.93         6.4300
2K                    Ocoee                    FL         34761           9,837,000.00            61,402.25         6.3800
2L                    Spartanburg              SC         29306           9,437,000.00            58,905.47         6.3800
2M                    Calhoun                  GA         30701           9,200,000.00            57,727.38         6.4300
2N                    Dunkirk                  NY         14048           9,150,000.00            57,413.64         6.4300
2O                    Kissimmee                FL         34741           9,037,000.00            56,408.68         6.3800
2P                    Franklin                 NC         28734           8,870,000.00            55,656.72         6.4300
2Q                    Gastonia                 NC         28056           8,700,000.00            56,196.91         6.7100
2R                    Asheville                NC         28715           6,925,000.00            44,731.44         6.7100
2S                    Cornelia                 GA         30531           6,920,000.00            43,421.03         6.4300
2T                    Florence                 AL         35630           6,720,000.00            42,166.09         6.4300
2U                    Orlando                  FL         32826           6,688,000.00            41,746.29         6.3800
2V                    Mufreesboro              TN         37130           6,418,000.00            40,060.96         6.3800
2W                    Crestview                FL         32536           6,380,000.00            40,032.68         6.4300
2X                    Delavan                  WI         53115           6,280,000.00            39,405.21         6.4300
2Y                    Baraboo                  WI         53913           6,260,000.00            39,279.72         6.4300
2Z                    Jamestown                NY         14701           6,088,000.00            38,001.11         6.3800
2AA                   Columbia                 SC         29210           6,080,000.00            38,150.27         6.4300
2AB                   Aiken                    SC         29801           5,750,000.00            37,141.63         6.7100
2AC                   Lenoir City              TN         37771           5,500,000.00            34,510.93         6.4300
2AD                   Pulaski                  VA         24301           5,120,000.00            32,126.54         6.4300
2AE                   Concord                  NC         28025           5,098,000.00            31,821.56         6.3800
2AF                   Kissimmee                FL         34744           4,968,000.00            31,010.10         6.3800
2AG                   Warner Robins            GA         31088           4,718,000.00            29,449.61         6.3800
2AH                   Dandridge                TN         37725           4,438,000.00            27,701.86         6.3800
2AI                   Hendersonville           NC         28792           4,250,000.00            27,452.51         6.7100
2AJ                   Orlando                  FL         32808           4,240,000.00            26,604.79         6.4300
2AK                   Bellefountaine           OH         43311           4,099,000.00            25,585.83         6.3800
2AL                   Irving                   TX         75061           3,410,000.00            21,396.78         6.4300
2AM                   Hilton Head Island       SC         29928           2,840,000.00            17,820.19         6.4300
3                     Woodbridge               VA         22192         246,000,000.00         1,211,645.38         5.8295
4                     Various                  Various   Various        144,000,000.00           767,960.00         6.3120
5                     San Francisco            CA         94104         139,569,073.00           727,584.56         6.1700
6                     New York                 NY         10005         117,399,060.00           619,945.84         6.2500
7                     Santa Clara              CA         95054         116,426,461.00           738,192.97         6.5300
8                     McLean                   VA         22102         108,926,767.00           579,808.10         6.3000
9                     Islandia                 NY         11749          73,600,000.00           353,149.67         5.6790
10                    Baltimore                MD         21228          56,500,000.00           283,917.40         5.9475
11                    Fairfax                  VA         22033          52,399,975.22           279,363.43         6.3100
12                    Temple Terrance          FL         33716          51,214,000.00           254,546.50         5.8826
13                    Newark                   NJ         07102          42,000,000.00           199,999.72         5.6360
14                    Various                  TX        Various         39,000,000.00           203,540.73         6.1770
15                    Seaside                  CA         93955          32,000,000.00           193,711.68         6.0900
16                    San Luis Obispo          CA         93405          32,000,000.00           162,222.22         6.0000
17                    Mesquite                 TX         75150          30,200,000.00           177,969.43         5.8400
18                    Lakeland                 FL         33801          25,100,000.00           132,968.99         6.2700
19                    New York                 NY         10036          25,000,000.00           153,604.26         6.2300
20                    Roswell                  GA         30022          23,900,000.00           147,156.42         6.2500
21                    Norwalk                  CT         06850          23,500,000.00           151,328.69         6.6800
22                    Tucson                   AZ         85749          22,500,000.00           118,450.10         6.2308
23                    Manassas                 VA         20110          20,838,000.00           136,960.45         6.8800
24                    New York                 NY         10012          20,700,000.00           107,858.26         6.1670
25                    Los Angeles              CA        Various         20,538,000.00           100,819.24         5.8100
26                    Atlanta                  GA         30345          20,375,000.00           106,285.34         6.1740
27                    Marietta                 GA         30067          20,200,000.00           124,374.83         6.2500
28                    Lakewood                 NJ         08701          20,000,000.00           115,750.77         5.6740
29                    West Chester             PA         19380          19,100,000.00           117,229.57         6.2200
30                    Sunrise                  FL         33323          18,250,000.00           117,400.29         6.6700
31                    Las Vegas                NV         89103          17,575,000.00           115,513.96         6.8800
32                    Waxahachie               TX         75165          16,750,000.00           104,224.48         6.3500
33                    Flagstaff                AZ         86001          16,240,000.00            99,359.60         6.1900
34                    Eden Prairie             MN         55344          14,894,000.00            97,892.74         6.8800
35                    Cleveland                TN         37312          14,500,000.00            91,268.76         6.4600
36                    Casa Grande              AZ         85222          14,337,244.82            83,560.47         5.7300
37                    Columbus                 OH         43220          14,250,000.00            69,855.68         5.8020
38                    New York                 NY         10018          12,910,000.00            70,300.48         6.4450
39                    Las Vegas                NV         89123          12,500,000.00            61,783.85         5.8500
40                    East St. Louis           IL         62205          12,100,000.00            76,162.21         6.4600
41                    San Antonio              TX         78223          12,000,000.00            70,333.97         5.7900
42                    Dallas                   TX         75287          12,000,000.00            58,602.78         5.7800
43                    New York                 NY         10018          11,940,000.00            60,529.17         6.0000
44                    Grand Prairie            TX         75050          11,600,000.00            68,359.12         5.8400
45                    Lakeway                  TX         78734          11,600,000.00            68,507.21         5.8600
46                    Santa Monica             CA         90401          11,525,000.00            57,451.59         5.9000
47                    Memphis                  TN         38125          11,491,586.37            72,385.57         6.4600
48                    Glendale                 AZ         85301          11,250,000.00            70,885.84         6.4700
49                    Addison                  TX         75001          11,100,000.00            70,378.69         6.5300
50                    Various                  MI        Various         10,781,058.00            56,393.79         6.1910
51                    Delray Beach             FL         33483          10,500,000.00            53,051.74         5.9800
52                    Anderson                 SC         29621          10,450,000.00            63,427.74         6.1150
53                    Memphis                  TN         38125           9,992,683.81            62,943.97         6.4600
54                    Brooklyn                 NY         11201           9,700,000.00            60,928.35         6.4400
55                    Various                  MI        Various          9,613,114.00            50,284.49         6.1910
56                    Boston                   MA         02116           9,500,000.00            59,609.79         6.4300
57                    New York                 NY         10014           9,500,000.00            50,246.64         6.2600
58                    Various                  MI        Various          9,430,675.00            49,330.18         6.1910
59                    Corpus Christi           TX         78413           9,220,173.62            57,836.31         6.4200
60                    Torrance                 CA         90504           9,000,000.00            56,767.80         6.4800
61                    Houston                  TX         77036           9,000,000.00            52,350.16         5.7200
62                    Indianapolis             IN         46229           8,000,000.00            48,015.49         6.0100
63                    Los Angeles              CA        Various          8,000,000.00            43,462.04         6.4300
64                    Brooksville              FL         34601           7,500,000.00            49,344.85         6.8900
65                    Phoenix                  AZ         85053           7,200,000.00            42,567.71         5.8700
66                    New York                 NY         10011           7,200,000.00            37,595.00         6.1800
67                    Bryan                    TX         77802           7,100,000.00            43,091.69         6.1144
68                    Hawthorne                CA         90250           7,093,721.19            41,433.67         5.7500
69                    Moorpark                 CA         93021           7,000,000.00            44,129.74         6.4750
70                    Poughkeepsie             NY         12601           7,000,000.00            43,739.59         6.3900
71                    Lakeland                 FL         33809           7,000,000.00            42,487.48         6.1150
72                    Pompano Beach            FL         33069           6,500,000.00            38,304.68         5.8400
73                    New York                 NY         10128           6,500,000.00            33,830.09         6.1600
74                    Houston                  TX         77074           6,400,000.00            43,053.43         6.4600
75                    Charlotte                NC         28204           6,200,000.00            36,893.57         5.9300
76                    Dallas                   TX         75211           5,960,794.33            36,553.69         6.1500
77                    Lake Jackson             TX         77566           5,850,000.00            38,332.66         6.8500
78                    Little Egg Harbor        NJ         08087           5,500,000.00            26,627.26         5.7300
79                    Wichita                  KS         67216           5,440,000.00            34,170.12         6.4400
80                    Franklin                 VA         23851           5,360,000.00            31,963.81         5.9500
81                    Tampa                    FL         33612           5,300,000.00            33,639.15         6.5400
82                    Barnegat                 NJ         08005           5,100,000.00            27,233.06         6.3200
83                    Burbank                  CA         91502           5,100,000.00            24,776.91         5.7500
84                    Grand Prairie            TX         75052           5,050,000.00            31,159.44         6.2700
85                    Various                  RI        Various          5,000,000.00            33,644.58         6.7700
86                    San Antonio              TX         78254           4,400,000.00            28,392.23         6.7000
87                    Macon                    GA         31210           4,396,168.28            25,845.16         5.8100
88                    Cleveland                OH         44135           4,375,000.00            25,949.72         5.9000
89                    Bronx                    NY         11578           4,274,298.45            26,380.09         5.4900
90                    Rockville                IN         47872           4,200,000.00            21,149.72         5.9600
91                    Greensboro               NC         27405           4,175,000.00            26,581.33         6.5700
92                    Houston                  TX         77069           4,100,000.00            25,324.46         6.2800
93                    Huntsville               AL         35810           4,000,000.00            25,177.59         6.4600
94                    Various                  IL        Various          3,746,984.00            19,944.88         6.3000
95                    Wichita                  KS         67206           3,741,854.11            22,901.89         5.9300
96                    New York                 NY         11432           3,720,000.00            19,581.24         6.2300
97                    Dartmouth                MA         02747           3,700,000.00            23,143.72         6.4000
98                    Greensboro               NC         27406           3,700,000.00            22,088.31         5.9600
99                    Oak Creek                WI         53154           3,577,013.29            21,800.71         6.0800
100                   South Annville Township  PA         17003           3,494,016.56            21,664.05         6.3000
101                   Mooresville              NC         28115           3,425,000.00            21,828.84         6.5800
102                   Reidsville               NC         27320           3,400,000.00            19,949.60         5.8000
103                   Lubbock                  TX         79382           3,153,000.00            15,424.52         5.7900
104                   St. Petersburg           FL         33704           3,000,000.00            14,954.86         5.9000
105                   Danville                 KY         40422           3,000,000.00            18,335.15         6.1800
106                   Various                  MI        Various          2,962,352.00            15,768.35         6.3000
107                   Round Rock               TX         78681           2,928,003.62            18,926.08         6.7100
108                   Macon                    GA         31210           2,877,724.65            17,601.75         6.1800
109                   Edmond                   OK         73034           2,800,000.00            16,180.31         5.6600
110                   Sturbridge               MA         01566           2,800,000.00            16,949.77         6.0900
111                   Concord                  CA         94520           2,800,000.00            17,605.93         6.4500
112                   Massillon                OH         44646           2,785,256.00            14,825.69         6.3000
113                   Huron                    SD         57350           2,728,286.62            17,551.39         6.1300
114                   Corona                   CA         92882           2,650,000.00            17,258.37         6.7900
115                   Brooklyn                 NY         11218           2,650,000.00            16,924.46         6.6000
116                   Houston                  TX         77057           2,628,347.25            16,189.89         6.2300
117                   Lubbock                  TX         79411           2,600,000.00            15,371.67         5.8700
118                   Granbury                 TX         76048           2,586,000.00            12,650.75         5.7900
119                   Aurora                   CO         80010           2,550,000.00            15,700.79         6.2500
120                   Middletown               CT         06457           2,515,642.49            15,516.07         6.2500
121                   Bentonville              AR         72712           2,450,000.00            15,793.06         6.6900
122                   Kettering                OH         45420           2,440,000.00            14,270.19         5.7700
123                   Valley Village           CA         91607           2,425,000.00            15,279.84         6.4700
124                   Hudson                   OH         44236           2,350,000.00            13,938.71         5.9000
125                   North Ridgeville         OH         44039           2,325,408.94            13,990.49         5.9900
126                   Mansfield                OH         44906           2,295,659.20            13,583.33         5.8600
127                   Weslaco                  TX         78596           2,240,000.00            14,114.16         6.4700
128                   Levittown                PA         19056           2,200,000.00            10,669.49         5.7400
129                   Various                  IL        Various          2,193,306.00            11,674.79         6.3000
130                   Carthage                 TX         75633           2,192,000.00            10,723.29         5.7900
131                   San Antonio              TX         78258           2,098,325.22            12,786.99         6.1450
132                   Houston                  TX         77082           2,024,000.00            12,793.06         6.5000
133                   Suwanee                  GA         30024           2,015,000.00            12,315.11         6.1800
134                   Richmond                 KY         40475           2,000,000.00            13,051.83         6.8100
135                   Tampa                    FL         33607           1,950,000.00            12,274.07         6.4600
136                   Painesville              OH         44077           1,860,000.00            12,138.20         6.8100
137                   Lawrence                 KS         66046           1,850,000.00            11,802.97         6.5900
138                   Dayton                   OH         45409           1,740,000.00            10,176.29         5.7700
139                   Dover                    OH         44622           1,595,822.99             9,685.58         6.0900
140                   Various                  Various   Various          1,589,586.44            10,538.14         6.2000
141                   Moyock                   NC         27958           1,450,000.00             9,308.49         6.6500
142                   Englewood                OH         45322           1,110,000.00             6,491.77         5.7700
143                   Pompano Beach            FL         33062             700,000.00             4,360.22         6.3600

MORTGAGE LOAN NUMBER  REMAINING TERM TO MATURITY  MATURITY DATE  REMAINING AMORTIZATION TERM  INTEREST ACCRUAL BASIS
------------------------------------------------------------------------------------------------------------------------

1                                 119                  7/9/2017              360                      Act/360
2                                 119                 7/11/2017              360                      ACT/360
2A                                119                 7/11/2017              360                      Act/360
2B                                119                 7/11/2017              360                      Act/360
2C                                119                 7/11/2017              360                      Act/360
2D                                119                 7/11/2017              360                      Act/360
2E                                119                 7/11/2017              360                      Act/360
2F                                119                 7/11/2017              360                      Act/360
2G                                119                 7/11/2017              360                      Act/360
2H                                119                 7/11/2017              360                      Act/360
2I                                119                 7/11/2017              360                      Act/360
2J                                119                 7/11/2017              360                      Act/360
2K                                119                 7/11/2017              360                      Act/360
2L                                119                 7/11/2017              360                      Act/360
2M                                119                 7/11/2017              360                      Act/360
2N                                119                 7/11/2017              360                      Act/360
2O                                119                 7/11/2017              360                      Act/360
2P                                119                 7/11/2017              360                      Act/360
2Q                                119                 7/11/2017              360                      Act/360
2R                                119                 7/11/2017              360                      Act/360
2S                                119                 7/11/2017              360                      Act/360
2T                                119                 7/11/2017              360                      Act/360
2U                                119                 7/11/2017              360                      Act/360
2V                                119                 7/11/2017              360                      Act/360
2W                                119                 7/11/2017              360                      Act/360
2X                                119                 7/11/2017              360                      Act/360
2Y                                119                 7/11/2017              360                      Act/360
2Z                                119                 7/11/2017              360                      Act/360
2AA                               119                 7/11/2017              360                      Act/360
2AB                               119                 7/11/2017              360                      Act/360
2AC                               119                 7/11/2017              360                      Act/360
2AD                               119                 7/11/2017              360                      Act/360
2AE                               119                 7/11/2017              360                      Act/360
2AF                               119                 7/11/2017              360                      Act/360
2AG                               119                 7/11/2017              360                      Act/360
2AH                               119                 7/11/2017              360                      Act/360
2AI                               119                 7/11/2017              360                      Act/360
2AJ                               119                 7/11/2017              360                      Act/360
2AK                               119                 7/11/2017              360                      Act/360
2AL                               119                 7/11/2017              360                      Act/360
2AM                               119                 7/11/2017              360                      Act/360
3                                 119                 7/11/2017               0                       Act/360
4                                  84                  8/6/2014               0                       Act/360
5                                  58                 6/11/2012               0                       Act/360
6                                  58                 6/11/2012               0                       Act/360
7                                 118                 6/11/2017              360                      Act/360
8                                  58                 6/11/2012               0                       Act/360
9                                 119                  7/9/2017               0                       Act/360
10                                118                  6/9/2017               0                       Act/360
11                                 58                 6/11/2012               0                       Act/360
12                                117                 5/11/2017               0                       Act/360
13                                121                 9/11/2017               0                       Act/360
14                                 57                 5/11/2012               0                       Act/360
15                                118                 6/11/2017              360                      Act/360
16                                118                 6/11/2017               0                       Act/360
17                                118                 6/11/2017              360                      Act/360
18                                118                 6/11/2017               0                       Act/360
19                                120                  8/9/2017              360                      Act/360
20                                 58                 6/11/2012              360                      Act/360
21                                 59                  7/9/2012              360                      Act/360
22                                 59                 7/11/2012               0                       Act/360
23                                179                 7/11/2022              360                      Act/360
24                                119                  7/9/2017               0                       Act/360
25                                 55                 3/11/2012               0                       Act/360
26                                119                 7/10/2017               0                       Act/360
27                                 59                 7/11/2012              360                      Act/360
28                                119                  7/9/2017              360                      Act/360
29                                 83                  7/9/2014              360                      Act/360
30                                120                 8/11/2017              360                      Act/360
31                                179                 7/11/2022              360                      Act/360
32                                120                 8/11/2017              360                      Act/360
33                                118                 6/11/2017              360                      Act/360
34                                179                 7/11/2022              360                      Act/360
35                                119                 7/11/2017              360                      Act/360
36                                119                 7/11/2017              359                      Act/360
37                                 59                  7/9/2012               0                       Act/360
38                                120                  8/9/2017               0                       Act/360
39                                 56                  4/9/2012               0                       Act/360
40                                120                 8/11/2017              360                      Act/360
41                                113                 1/11/2017              360                      Act/360
42                                118                 6/11/2017               0                       Act/360
43                                118                  6/9/2017               0                       Act/360
44                                120                 8/11/2017              360                      Act/360
45                                118                 6/11/2017              360                      Act/360
46                                118                 6/11/2017               0                       Act/360
47                                119                 7/11/2017              359                      Act/360
48                                119                 7/11/2017              360                      Act/360
49                                119                 7/11/2017              360                      Act/360
50                                108                 8/11/2016               0                       Act/360
51                                118                  6/9/2017               0                       Act/360
52                                118                 6/11/2017              360                      Act/360
53                                119                 7/11/2017              359                      Act/360
54                                120                 8/11/2017              360                      Act/360
55                                108                 8/11/2016               0                       Act/360
56                                120                 8/11/2017              360                      Act/360
57                                119                  7/9/2017               0                       Act/360
58                                108                 8/11/2016               0                       Act/360
59                                119                 7/11/2017              359                      Act/360
60                                120                  8/9/2017              360                      Act/360
61                                117                 5/11/2017              360                      Act/360
62                                118                 6/11/2017              360                      Act/360
63                                 55                 3/11/2012               0                       Act/360
64                                121                 9/11/2017              360                      Act/360
65                                117                 5/11/2017              360                      Act/360
66                                 83                 7/10/2014               0                       Act/360
67                                 82                  6/9/2014              360                      Act/360
68                                119                 7/11/2017              359                      Act/360
69                                119                 7/11/2017              360                      Act/360
70                                120                 8/11/2017              360                      Act/360
71                                118                 6/11/2017              360                      Act/360
72                                118                 6/11/2017              360                      Act/360
73                                118                 6/11/2017               0                       Act/360
74                                120                 8/11/2017              300                      Act/360
75                                 83                 7/11/2014              360                      Act/360
76                                 77                 1/11/2014              353                      Act/360
77                                121                 9/11/2017              360                      Act/360
78                                117                 5/11/2017               0                       Act/360
79                                120                 8/11/2017              360                      Act/360
80                                120                 8/11/2017              360                      Act/360
81                                120                 8/11/2017              360                      Act/360
82                                120                  8/9/2017               0                       Act/360
83                                116                 4/11/2017               0                       Act/360
84                                118                  6/1/2017              360                      Act/360
85                                 60                 8/11/2012              324                      Act/360
86                                121                 9/11/2017              360                      Act/360
87                                119                 7/11/2017              359                      Act/360
88                                118                 6/11/2017              360                      Act/360
89                                116                 4/11/2017              296                      Act/360
90                                118                 6/11/2017               0                       Act/360
91                                120                 8/11/2017              360                      Act/360
92                                119                 7/11/2017              360                      Act/360
93                                119                 7/11/2017              360                      Act/360
94                                 48                 8/11/2011               0                       Act/360
95                                118                  6/9/2017              334                      Act/360
96                                119                  7/9/2017               0                       Act/360
97                                120                 8/11/2017              360                      Act/360
98                                118                 6/11/2017              360                      Act/360
99                                112                12/11/2016              352                      Act/360
100                               118                 6/11/2017              358                      Act/360
101                               120                 8/11/2017              360                      Act/360
102                               118                 6/11/2017              360                      Act/360
103                               119                 7/11/2017               0                       Act/360
104                                57                 5/11/2012               0                       Act/360
105                               117                 5/11/2017              360                      Act/360
106                                48                 8/11/2011               0                       Act/360
107                                83                 7/11/2014              359                      Act/360
108                               119                 7/11/2017              359                      Act/360
109                               117                 5/11/2017              360                      Act/360
110                               115                 3/11/2017              360                      Act/360
111                               120                 8/11/2017              360                      Act/360
112                                48                 8/11/2011               0                       Act/360
113                               118                 6/11/2017              310                      Act/360
114                               120                 8/11/2017              360                      Act/360
115                               120                 8/11/2017              360                      Act/360
116                               117                 5/11/2017              357                      Act/360
117                               116                 4/11/2017              360                      Act/360
118                               119                 7/11/2017               0                       Act/360
119                               118                 6/11/2017              360                      Act/360
120                               118                 6/11/2017              358                      Act/360
121                               121                 9/11/2017              360                      Act/360
122                               119                 7/11/2017              360                      Act/360
123                               120                 8/11/2017              360                      Act/360
124                               118                 6/11/2017              360                      Act/360
125                               115                 3/11/2017              355                      Act/360
126                               118                 6/11/2017              358                      Act/360
127                               119                 7/11/2017              360                      Act/360
128                               116                 4/11/2017               0                       Act/360
129                                48                 8/11/2011               0                       Act/360
130                               117                 5/11/2017               0                       Act/360
131                               119                  7/9/2017              359                      Act/360
132                               119                 7/11/2017              360                      Act/360
133                               118                 6/11/2017              360                      Act/360
134                               121                 9/11/2017              360                      Act/360
135                               119                 7/11/2017              360                      Act/360
136                               120                  8/9/2017              360                      Act/360
137                               120                 8/11/2017              360                      Act/360
138                               119                 7/11/2017              360                      Act/360
139                               117                 5/11/2017              357                      Act/360
140                               113                 1/11/2017              293                      Act/360
141                               120                 8/11/2017              360                      Act/360
142                               119                 7/11/2017              360                      Act/360
143                               119                 7/11/2017              360                      Act/360

MORTGAGE LOAN NUMBER  ADMINISTRATIVE COST RATE (%)  OUTSIDE SERVICING FEE RATE (%)  GROUND LEASE?         MORTGAGE LOAN SELLER
------------------------------------------------------------------------------------------------------------------------------

1                                          0.02053                            0.02  Fee Simple/Leasehold            LB
2                                          0.02053                            0.02                                  LB
2A                                         0.02053                            0.02  Fee Simple                      LB
2B                                         0.02053                            0.02  Fee Simple                      LB
2C                                         0.02053                            0.02  Fee Simple                      LB
2D                                         0.02053                            0.02  Fee Simple                      LB
2E                                         0.02053                            0.02  Fee Simple                      LB
2F                                         0.02053                            0.02  Fee Simple                      LB
2G                                         0.02053                            0.02  Fee Simple                      LB
2H                                         0.02053                            0.02  Fee Simple                      LB
2I                                         0.02053                            0.02  Leasehold                       LB
2J                                         0.02053                            0.02  Fee Simple                      LB
2K                                         0.02053                            0.02  Fee Simple                      LB
2L                                         0.02053                            0.02  Fee Simple                      LB
2M                                         0.02053                            0.02  Fee Simple                      LB
2N                                         0.02053                            0.02  Fee Simple                      LB
2O                                         0.02053                            0.02  Fee Simple                      LB
2P                                         0.02053                            0.02  Fee Simple                      LB
2Q                                         0.02053                            0.02  Fee Simple                      LB
2R                                         0.02053                            0.02  Fee Simple                      LB
2S                                         0.02053                            0.02  Fee Simple                      LB
2T                                         0.02053                            0.02  Fee Simple                      LB
2U                                         0.02053                            0.02  Fee Simple                      LB
2V                                         0.02053                            0.02  Fee Simple                      LB
2W                                         0.02053                            0.02  Fee Simple                      LB
2X                                         0.02053                            0.02  Fee Simple                      LB
2Y                                         0.02053                            0.02  Fee Simple                      LB
2Z                                         0.02053                            0.02  Fee Simple                      LB
2AA                                        0.02053                            0.02  Fee Simple                      LB
2AB                                        0.02053                            0.02  Fee Simple                      LB
2AC                                        0.02053                            0.02  Fee Simple                      LB
2AD                                        0.02053                            0.02  Fee Simple                      LB
2AE                                        0.02053                            0.02  Fee Simple                      LB
2AF                                        0.02053                            0.02  Fee Simple                      LB
2AG                                        0.02053                            0.02  Fee Simple                      LB
2AH                                        0.02053                            0.02  Fee Simple                      LB
2AI                                        0.02053                            0.02  Leasehold                       LB
2AJ                                        0.02053                            0.02  Fee Simple                      LB
2AK                                        0.02053                            0.02  Fee Simple                      LB
2AL                                        0.02053                            0.02  Fee Simple                      LB
2AM                                        0.02053                            0.02  Fee Simple                      LB
3                                          0.02053                            0.01  Fee Simple                     UBS
4                                          0.02053                            0.01  Fee Simple                     UBS
5                                          0.02053                            0.02  Fee Simple                      LB
6                                          0.02053                            0.02  Fee Simple                      LB
7                                          0.02053                            0.02  Fee Simple                      LB
8                                          0.02053                            0.02  Fee Simple                      LB
9                                          0.02053                            0.02  Fee Simple                     UBS
10                                         0.03053                            0.02  Fee Simple                     UBS
11                                         0.02053                            0.02  Fee Simple                      LB
12                                         0.02053                            0.02  Fee Simple                     UBS
13                                         0.02053                            0.02  Fee Simple                      LB
14                                         0.02053                            0.02  Fee Simple                      LB
15                                         0.02053                            0.02  Fee Simple                     UBS
16                                         0.02053                            0.02  Fee Simple                     UBS
17                                         0.02053                            0.02  Fee Simple                      LB
18                                         0.02053                            0.02  Fee Simple                     UBS
19                                         0.02053                            0.02  Fee Simple                     UBS
20                                         0.02053                            0.02  Fee Simple                      LB
21                                         0.02053                            0.02  Fee Simple                     UBS
22                                         0.02053                            0.02  Fee Simple                      LB
23                                         0.02053                            0.02  Fee Simple                      LB
24                                         0.02053                            0.02  Fee Simple                     UBS
25                                         0.02053                            0.02  Fee Simple                     UBS
26                                         0.02053                            0.02  Fee Simple                     UBS
27                                         0.02053                            0.02  Fee Simple                      LB
28                                         0.02053                            0.02  Fee Simple                     UBS
29                                         0.02053                            0.02  Fee Simple                     UBS
30                                         0.02053                            0.02  Fee Simple                      LB
31                                         0.02053                            0.02  Fee Simple                      LB
32                                         0.02053                            0.02  Fee Simple                      LB
33                                         0.06053                            0.06  Fee Simple                      LB
34                                         0.02053                            0.02  Fee Simple                      LB
35                                         0.02053                            0.02  Fee Simple                      LB
36                                         0.02053                            0.02  Fee Simple                      LB
37                                         0.02053                            0.02  Fee Simple                     UBS
38                                         0.02053                            0.02  Fee Simple                     UBS
39                                         0.02053                            0.02  Fee Simple                     UBS
40                                         0.02053                            0.02  Fee Simple                      LB
41                                         0.08053                            0.08  Fee Simple                      LB
42                                         0.02053                            0.02  Fee Simple                     UBS
43                                         0.02053                            0.02  Fee Simple                     UBS
44                                         0.02053                            0.02  Fee Simple                      LB
45                                         0.02053                            0.02  Fee Simple                      LB
46                                         0.02053                            0.02  Fee Simple                     UBS
47                                         0.02053                            0.02  Fee Simple                      LB
48                                         0.02053                            0.02  Fee Simple                      LB
49                                         0.02053                            0.02  Fee Simple                      LB
50                                         0.02053                            0.02  Fee Simple                     UBS
51                                         0.02053                            0.02  Fee Simple                     UBS
52                                         0.02053                            0.02  Fee Simple                      LB
53                                         0.02053                            0.02  Fee Simple                      LB
54                                         0.02053                            0.02  Fee Simple                      LB
55                                         0.02053                            0.02  Fee Simple                     UBS
56                                         0.02053                            0.02  Fee Simple                      LB
57                                         0.02053                            0.02  Fee Simple                     UBS
58                                         0.02053                            0.02  Fee Simple                     UBS
59                                         0.02053                            0.02  Fee Simple                      LB
60                                         0.02053                            0.02  Leasehold                      UBS
61                                         0.02053                            0.02  Fee Simple                     UBS
62                                         0.02053                            0.02  Fee Simple                     UBS
63                                         0.02053                            0.02  Fee Simple                     UBS
64                                         0.02053                            0.02  Fee Simple                      LB
65                                         0.08053                            0.08  Fee Simple                      LB
66                                         0.02053                            0.02  Fee Simple                     UBS
67                                         0.02053                            0.02  Fee Simple                     UBS
68                                         0.02053                            0.02  Fee Simple                      LB
69                                         0.02053                            0.02  Fee Simple                      LB
70                                         0.02053                            0.02  Fee Simple                      LB
71                                         0.02053                            0.02  Fee Simple                      LB
72                                         0.02053                            0.02  Fee Simple                      LB
73                                         0.02053                            0.02  Fee Simple                     UBS
74                                         0.02053                            0.02  Fee Simple                      LB
75                                         0.02053                            0.02  Fee Simple                      LB
76                                         0.07053                            0.02  Fee Simple                      LB
77                                         0.02053                            0.02  Fee Simple                      LB
78                                         0.02053                            0.02  Fee Simple                     UBS
79                                         0.02053                            0.02  Fee Simple                      LB
80                                         0.02053                            0.02  Fee Simple                      LB
81                                         0.02053                            0.02  Fee Simple                      LB
82                                         0.02053                            0.02  Fee Simple                     UBS
83                                         0.02053                            0.02  Fee Simple                     UBS
84                                         0.08053                            0.08  Fee Simple                      LB
85                                         0.02053                            0.02  Fee Simple                      LB
86                                         0.02053                            0.02  Fee Simple                      LB
87                                         0.02053                            0.02  Fee Simple                      LB
88                                         0.02053                            0.02  Fee Simple                     UBS
89                                         0.02053                            0.02  Fee Simple                     UBS
90                                         0.02053                            0.02  Fee Simple                     UBS
91                                         0.02053                            0.02  Fee Simple                      LB
92                                         0.02053                            0.02  Fee Simple                      LB
93                                         0.02053                            0.02  Fee Simple                      LB
94                                         0.02053                            0.02  Fee Simple                     UBS
95                                         0.02053                            0.02  Fee Simple                     UBS
96                                         0.02053                            0.02  Fee Simple                     UBS
97                                         0.02053                            0.02  Fee Simple                      LB
98                                         0.02053                            0.02  Fee Simple                      LB
99                                         0.02053                            0.02  Fee Simple                      LB
100                                        0.02053                            0.02  Fee Simple                     UBS
101                                        0.02053                            0.02  Fee Simple                      LB
102                                        0.02053                            0.02  Fee Simple                      LB
103                                        0.02053                            0.02  Fee Simple                     UBS
104                                        0.04053                            0.04  Fee Simple                      LB
105                                        0.02053                            0.02  Fee Simple                     UBS
106                                        0.02053                            0.02  Fee Simple                     UBS
107                                        0.06053                            0.06  Fee Simple                      LB
108                                        0.02053                            0.02  Fee Simple                      LB
109                                        0.02053                            0.02  Fee Simple                      LB
110                                        0.08053                            0.08  Fee Simple                      LB
111                                        0.02053                            0.02  Fee Simple                      LB
112                                        0.02053                            0.02  Fee Simple                     UBS
113                                        0.02053                            0.02  Fee Simple                      LB
114                                        0.07053                            0.02  Fee Simple                      LB
115                                        0.02053                            0.02  Fee Simple                      LB
116                                        0.02053                            0.02  Fee Simple                      LB
117                                        0.02053                            0.02  Fee Simple                      LB
118                                        0.02053                            0.02  Fee Simple                     UBS
119                                        0.09053                            0.09  Fee Simple                      LB
120                                        0.02053                            0.02  Fee Simple                     UBS
121                                        0.02053                            0.02  Fee Simple                      LB
122                                        0.06053                            0.06  Fee Simple                      LB
123                                        0.02053                            0.02  Fee Simple                      LB
124                                        0.02053                            0.02  Fee Simple                     UBS
125                                        0.02053                            0.02  Fee Simple                     UBS
126                                        0.02053                            0.02  Fee Simple                     UBS
127                                        0.02053                            0.02  Fee Simple                      LB
128                                        0.02053                            0.02  Fee Simple                      LB
129                                        0.02053                            0.02  Fee Simple                     UBS
130                                        0.02053                            0.02  Fee Simple                     UBS
131                                        0.02053                            0.02  Fee Simple                     UBS
132                                        0.02053                            0.02  Fee Simple                      LB
133                                        0.02053                            0.02  Fee Simple                     UBS
134                                        0.02053                            0.02  Fee Simple                      LB
135                                        0.02053                            0.02  Fee Simple                      LB
136                                        0.02053                            0.02  Fee Simple                     UBS
137                                        0.02053                            0.02  Fee Simple                      LB
138                                        0.06053                            0.06  Fee Simple                      LB
139                                        0.02053                            0.02  Fee Simple                      LB
140                                        0.02053                            0.02  Fee Simple                     UBS
141                                        0.02053                            0.02  Fee Simple                      LB
142                                        0.06053                            0.06  Leasehold                       LB
143                                        0.02053                            0.02  Fee Simple                      LB

MORTGAGE LOAN NUMBER           DEFEASANCE           ARD MORTGAGE LOAN  ANTICIPATED REPAYMENT DATE  ADDITIONAL INTEREST RATE
---------------------------------------------------------------------------------------------------------------------------

1                              Defeasance                  N/A                     N/A                        N/A
2                              DEFEASANCE                  N/A                     N/A                        N/A
2A                             Defeasance                  N/A                     N/A                        N/A
2B                             Defeasance                  N/A                     N/A                        N/A
2C                             Defeasance                  N/A                     N/A                        N/A
2D                             Defeasance                  N/A                     N/A                        N/A
2E                             Defeasance                  N/A                     N/A                        N/A
2F                             Defeasance                  N/A                     N/A                        N/A
2G                             Defeasance                  N/A                     N/A                        N/A
2H                             Defeasance                  N/A                     N/A                        N/A
2I                             Defeasance                  N/A                     N/A                        N/A
2J                             Defeasance                  N/A                     N/A                        N/A
2K                             Defeasance                  N/A                     N/A                        N/A
2L                             Defeasance                  N/A                     N/A                        N/A
2M                             Defeasance                  N/A                     N/A                        N/A
2N                             Defeasance                  N/A                     N/A                        N/A
2O                             Defeasance                  N/A                     N/A                        N/A
2P                             Defeasance                  N/A                     N/A                        N/A
2Q                             Defeasance                  N/A                     N/A                        N/A
2R                             Defeasance                  N/A                     N/A                        N/A
2S                             Defeasance                  N/A                     N/A                        N/A
2T                             Defeasance                  N/A                     N/A                        N/A
2U                             Defeasance                  N/A                     N/A                        N/A
2V                             Defeasance                  N/A                     N/A                        N/A
2W                             Defeasance                  N/A                     N/A                        N/A
2X                             Defeasance                  N/A                     N/A                        N/A
2Y                             Defeasance                  N/A                     N/A                        N/A
2Z                             Defeasance                  N/A                     N/A                        N/A
2AA                            Defeasance                  N/A                     N/A                        N/A
2AB                            Defeasance                  N/A                     N/A                        N/A
2AC                            Defeasance                  N/A                     N/A                        N/A
2AD                            Defeasance                  N/A                     N/A                        N/A
2AE                            Defeasance                  N/A                     N/A                        N/A
2AF                            Defeasance                  N/A                     N/A                        N/A
2AG                            Defeasance                  N/A                     N/A                        N/A
2AH                            Defeasance                  N/A                     N/A                        N/A
2AI                            Defeasance                  N/A                     N/A                        N/A
2AJ                            Defeasance                  N/A                     N/A                        N/A
2AK                            Defeasance                  N/A                     N/A                        N/A
2AL                            Defeasance                  N/A                     N/A                        N/A
2AM                            Defeasance                  N/A                     N/A                        N/A
3                              Defeasance                  N/A                     N/A                        N/A
4                          Yield Maintenance               N/A                     N/A                        N/A
5                              Defeasance                  N/A                     N/A                        N/A
6                              Defeasance                  N/A                     N/A                        N/A
7                              Defeasance                  N/A                     N/A                        N/A
8                              Defeasance                  N/A                     N/A                        N/A
9                              Defeasance                  N/A                     N/A                        N/A
10                             Defeasance                  N/A                     N/A                        N/A
11                             Defeasance                  N/A                     N/A                        N/A
12                             Defeasance                  N/A                     N/A                        N/A
13                             Defeasance                  N/A                     N/A                        N/A
14                         Yield Maintenance               N/A                     N/A                        N/A
15                             Defeasance                  N/A                     N/A                        N/A
16                             Defeasance                  N/A                     N/A                        N/A
17                             Defeasance                  N/A                     N/A                        N/A
18                             Defeasance                  N/A                     N/A                        N/A
19                             Defeasance                  N/A                     N/A                        N/A
20                         Yield Maintenance               N/A                     N/A                        N/A
21                         Yield Maintenance               N/A                     N/A                        N/A
22                             Defeasance                  N/A                     N/A                        N/A
23                         Yield Maintenance               N/A                     N/A                        N/A
24                             Defeasance                  N/A                     N/A                        N/A
25                             Defeasance                  N/A                     N/A                        N/A
26                             Defeasance                  N/A                     N/A                        N/A
27                         Yield Maintenance               N/A                     N/A                        N/A
28                             Defeasance                  N/A                     N/A                        N/A
29                         Yield Maintenance               N/A                     N/A                        N/A
30                             Defeasance                  N/A                     N/A                        N/A
31                         Yield Maintenance               N/A                     N/A                        N/A
32                         Yield Maintenance               N/A                     N/A                        N/A
33                             Defeasance                  N/A                     N/A                        N/A
34                         Yield Maintenance               N/A                     N/A                        N/A
35                             Defeasance                  N/A                     N/A                        N/A
36                             Defeasance                  N/A                     N/A                        N/A
37                             Defeasance                  N/A                     N/A                        N/A
38                             Defeasance                  N/A                     N/A                        N/A
39                             Defeasance                  N/A                     N/A                        N/A
40                             Defeasance                  N/A                     N/A                        N/A
41                             Defeasance                  N/A                     N/A                        N/A
42                             Defeasance                  N/A                     N/A                        N/A
43                             Defeasance                  N/A                     N/A                        N/A
44                             Defeasance                  N/A                     N/A                        N/A
45                             Defeasance                  N/A                     N/A                        N/A
46                             Defeasance                  N/A                     N/A                        N/A
47                             Defeasance                  N/A                     N/A                        N/A
48                             Defeasance                  N/A                     N/A                        N/A
49                         Yield Maintenance               N/A                     N/A                        N/A
50                    Yield Maintenance/Defeasance         N/A                     N/A                        N/A
51                             Defeasance                  N/A                     N/A                        N/A
52                             Defeasance                  N/A                     N/A                        N/A
53                             Defeasance                  N/A                     N/A                        N/A
54                             Defeasance                  N/A                     N/A                        N/A
55                    Yield Maintenance/Defeasance         N/A                     N/A                        N/A
56                             Defeasance                  N/A                     N/A                        N/A
57                             Defeasance                  N/A                     N/A                        N/A
58                    Yield Maintenance/Defeasance         N/A                     N/A                        N/A
59                             Defeasance                  N/A                     N/A                        N/A
60                             Defeasance                  N/A                     N/A                        N/A
61                             Defeasance                  N/A                     N/A                        N/A
62                             Defeasance                  N/A                     N/A                        N/A
63                           Prepayment Fee                N/A                     N/A                        N/A
64                             Defeasance                  N/A                     N/A                        N/A
65                             Defeasance                  N/A                     N/A                        N/A
66                             Defeasance                  N/A                     N/A                        N/A
67                         Yield Maintenance               N/A                     N/A                        N/A
68                             Defeasance                  N/A                     N/A                        N/A
69                             Defeasance                  N/A                     N/A                        N/A
70                             Defeasance                  N/A                     N/A                        N/A
71                             Defeasance                  N/A                     N/A                        N/A
72                             Defeasance                  N/A                     N/A                        N/A
73                             Defeasance                  N/A                     N/A                        N/A
74                             Defeasance                  N/A                     N/A                        N/A
75                         Yield Maintenance               N/A                     N/A                        N/A
76                             Defeasance                  N/A                     N/A                        N/A
77                         Yield Maintenance               N/A                     N/A                        N/A
78                             Defeasance                  N/A                     N/A                        N/A
79                             Defeasance                  N/A                     N/A                        N/A
80                             Defeasance                  N/A                     N/A                        N/A
81                             Defeasance                  N/A                     N/A                        N/A
82                             Defeasance                  N/A                     N/A                        N/A
83                             Defeasance                  N/A                     N/A                        N/A
84                             Defeasance                  N/A                     N/A                        N/A
85                             Defeasance                  N/A                     N/A                        N/A
86                             Defeasance                  N/A                     N/A                        N/A
87                             Defeasance                  N/A                     N/A                        N/A
88                             Defeasance                  N/A                     N/A                        N/A
89                             Defeasance                  N/A                     N/A                        N/A
90                             Defeasance                  N/A                     N/A                        N/A
91                             Defeasance                  N/A                     N/A                        N/A
92                             Defeasance                  N/A                     N/A                        N/A
93                             Defeasance                  N/A                     N/A                        N/A
94                    Yield Maintenance/Defeasance         N/A                     N/A                        N/A
95                             Defeasance                  N/A                     N/A                        N/A
96                             Defeasance                  N/A                     N/A                        N/A
97                             Defeasance                  N/A                     N/A                        N/A
98                             Defeasance                  N/A                     N/A                        N/A
99                             Defeasance                  N/A                     N/A                        N/A
100                            Defeasance                  N/A                     N/A                        N/A
101                            Defeasance                  N/A                     N/A                        N/A
102                            Defeasance                  N/A                     N/A                        N/A
103                   Yield Maintenance/Defeasance         N/A                     N/A                        N/A
104                            Defeasance                  N/A                     N/A                        N/A
105                            Defeasance                  N/A                     N/A                        N/A
106                   Yield Maintenance/Defeasance         N/A                     N/A                        N/A
107                            Defeasance                  N/A                     N/A                        N/A
108                            Defeasance                  N/A                     N/A                        N/A
109                            Defeasance                  N/A                     N/A                        N/A
110                        Yield Maintenance               N/A                     N/A                        N/A
111                        Yield Maintenance               N/A                     N/A                        N/A
112                   Yield Maintenance/Defeasance         N/A                     N/A                        N/A
113                            Defeasance                  N/A                     N/A                        N/A
114                            Defeasance                  N/A                     N/A                        N/A
115                        Yield Maintenance               N/A                     N/A                        N/A
116                            Defeasance                  N/A                     N/A                        N/A
117                            Defeasance                  N/A                     N/A                        N/A
118                   Yield Maintenance/Defeasance         N/A                     N/A                        N/A
119                        Yield Maintenance               N/A                     N/A                        N/A
120                            Defeasance                  N/A                     N/A                        N/A
121                            Defeasance                  N/A                     N/A                        N/A
122                            Defeasance                  N/A                     N/A                        N/A
123                            Defeasance                  N/A                     N/A                        N/A
124                            Defeasance                  N/A                     N/A                        N/A
125                            Defeasance                  N/A                     N/A                        N/A
126                            Defeasance                  N/A                     N/A                        N/A
127                        Yield Maintenance               N/A                     N/A                        N/A
128                            Defeasance                  N/A                     N/A                        N/A
129                   Yield Maintenance/Defeasance         N/A                     N/A                        N/A
130                   Yield Maintenance/Defeasance         N/A                     N/A                        N/A
131                            Defeasance                  N/A                     N/A                        N/A
132                            Defeasance                  N/A                     N/A                        N/A
133                            Defeasance                  N/A                     N/A                        N/A
134                        Yield Maintenance               N/A                     N/A                        N/A
135                            Defeasance                  N/A                     N/A                        N/A
136                            Defeasance                  N/A                     N/A                        N/A
137                            Defeasance                  N/A                     N/A                        N/A
138                            Defeasance                  N/A                     N/A                        N/A
139                            Defeasance                  N/A                     N/A                        N/A
140                            Defeasance                  N/A                     N/A                        N/A
141                            Defeasance                  N/A                     N/A                        N/A
142                            Defeasance                  N/A                     N/A                        N/A
143                            Defeasance                  N/A                     N/A                        N/A

MORTGAGE LOAN NUMBER  CROSS COLLATERALIZED  MORTGAGE LOAN GROUP         LENDING ENTITY
-----------------------------------------------------------------------------------------------

1                     No                    70412004             Lehman Brothers Ali, Inc.
2                     N/A                                        LEHMAN BROTHERS HOLDINGS, INC.
2A                    Yes (LB-1)            70608013             Lehman Brothers Holdings, Inc.
2B                    Yes (LB-1)            70608024             Lehman Brothers Holdings, Inc.
2C                    Yes (LB-1)            70608025             Lehman Brothers Holdings, Inc.
2D                    Yes (LB-1)            70608007             Lehman Brothers Holdings, Inc.
2E                    Yes (LB-1)            70608026             Lehman Brothers Holdings, Inc.
2F                    Yes (LB-1)            70608020             Lehman Brothers Holdings, Inc.
2G                    Yes (LB-1)            70608027             Lehman Brothers Holdings, Inc.
2H                    Yes (LB-1)            70608009             Lehman Brothers Holdings, Inc.
2I                    Yes (LB-1)            70608028             Lehman Brothers Holdings, Inc.
2J                    Yes (LB-1)            70607018             Lehman Brothers Holdings, Inc.
2K                    Yes (LB-1)            70608016             Lehman Brothers Holdings, Inc.
2L                    Yes (LB-1)            70608004             Lehman Brothers Holdings, Inc.
2M                    Yes (LB-1)            70607016             Lehman Brothers Holdings, Inc.
2N                    Yes (LB-1)            70607012             Lehman Brothers Holdings, Inc.
2O                    Yes (LB-1)            70608005             Lehman Brothers Holdings, Inc.
2P                    Yes (LB-1)            70607015             Lehman Brothers Holdings, Inc.
2Q                    Yes (LB-1)            70608019             Lehman Brothers Holdings, Inc.
2R                    Yes (LB-1)            70608001             Lehman Brothers Holdings, Inc.
2S                    Yes (LB-1)            70607014             Lehman Brothers Holdings, Inc.
2T                    Yes (LB-1)            70607010             Lehman Brothers Holdings, Inc.
2U                    Yes (LB-1)            70608002             Lehman Brothers Holdings, Inc.
2V                    Yes (LB-1)            70608015             Lehman Brothers Holdings, Inc.
2W                    Yes (LB-1)            70607011             Lehman Brothers Holdings, Inc.
2X                    Yes (LB-1)            70607013             Lehman Brothers Holdings, Inc.
2Y                    Yes (LB-1)            70607025             Lehman Brothers Holdings, Inc.
2Z                    Yes (LB-1)            70608022             Lehman Brothers Holdings, Inc.
2AA                   Yes (LB-1)            70607021             Lehman Brothers Holdings, Inc.
2AB                   Yes (LB-1)            70608018             Lehman Brothers Holdings, Inc.
2AC                   Yes (LB-1)            70607024             Lehman Brothers Holdings, Inc.
2AD                   Yes (LB-1)            70607020             Lehman Brothers Holdings, Inc.
2AE                   Yes (LB-1)            70608006             Lehman Brothers Holdings, Inc.
2AF                   Yes (LB-1)            70608017             Lehman Brothers Holdings, Inc.
2AG                   Yes (LB-1)            70608014             Lehman Brothers Holdings, Inc.
2AH                   Yes (LB-1)            70608023             Lehman Brothers Holdings, Inc.
2AI                   Yes (LB-1)            70608008             Lehman Brothers Holdings, Inc.
2AJ                   Yes (LB-1)            70607023             Lehman Brothers Holdings, Inc.
2AK                   Yes (LB-1)            70608021             Lehman Brothers Holdings, Inc.
2AL                   Yes (LB-1)            70607017             Lehman Brothers Holdings, Inc.
2AM                   Yes (LB-1)            70607019             Lehman Brothers Holdings, Inc.
3                     No                    2
4                     No                    1
5                     No                    70306012             Lehman Brothers Ali, Inc.
6                     No                    70306006             Lehman Brothers Holdings, Inc.
7                     No                    70507001             Lehman Brothers Ali, Inc.
8                     No                    70306010             Lehman Brothers Holdings, Inc.
9                     No                    4
10                    No                    6
11                    No                    70306011             Lehman Brothers Holdings, Inc.
12                    No                    8
13                    No                    70503007             Lehman Brothers Bank, FSB
14                    No                    70405001             Lehman Brothers Holdings, Inc.
15                    No                    11
16                    No                    12
17                    No                    70304002             Lehman Brothers Bank, FSB
18                    No                    13
19                    No                    14
20                    No                    70313003             Lehman Brothers Holdings, Inc.
21                    No                    66
22                    No                    70417001             Lehman Brothers Holdings, Inc.
23                    No                    70215006             Lehman Brothers Bank, FSB
24                    No                    15
25                    No                    17
26                    No                    16
27                    No                    70605001             Lehman Brothers Holdings, Inc.
28                    No                    18
29                    No                    19
30                    No                    60221002             Lehman Brothers Bank, FSB
31                    No                    70215004             Lehman Brothers Bank, FSB
32                    No                    70501008             Lehman Brothers Bank, FSB
33                    No                    70323004             Lehman Brothers Bank, FSB
34                    No                    70215008             Lehman Brothers Bank, FSB
35                    No                    70215001             Lehman Brothers Bank, FSB
36                    No                    60919006             Lehman Brothers Bank, FSB
37                    No                    21
38                    No                    20
39                    No                    23
40                    No                    70418005             Lehman Brothers Bank, FSB
41                    No                    61103003             Lehman Brothers Bank, FSB
42                    No                    24
43                    No                    25
44                    No                    70402002             Lehman Brothers Bank, FSB
45                    No                    61024007             Lehman Brothers Bank, FSB
46                    No                    26
47                    No                    70307009             Lehman Brothers Bank, FSB
48                    No                    70411011             Lehman Brothers Bank, FSB
49                    No                    70508002             Lehman Brothers Bank, FSB
50                    No                    69
51                    No                    27
52                    Yes (LB-2)            70424011             Lehman Brothers Bank, FSB
53                    No                    70307010             Lehman Brothers Bank, FSB
54                    No                    70423008             Lehman Brothers Bank, FSB
55                    No                    30
56                    No                    70307008             Lehman Brothers Bank, FSB
57                    No                    29
58                    No                    31
59                    No                    70307006             Lehman Brothers Bank, FSB
60                    No                    32
61                    No                    33
62                    No                    36
63                    No                    37
64                    No                    70424005             Lehman Brothers Bank, FSB
65                    No                    70117006             Lehman Brothers Bank, FSB
66                    No                    38
67                    No                    39
68                    No                    70307007             Lehman Brothers Bank, FSB
69                    No                    60612007             Lehman Brothers Bank, FSB
70                    No                    70507007             Lehman Brothers Bank, FSB
71                    Yes (LB-2)            70424010             Lehman Brothers Bank, FSB
72                    No                    70209007             Lehman Brothers Bank, FSB
73                    No                    42
74                    No                    70401003             Lehman Brothers Bank, FSB
75                    No                    70426001             Lehman Brothers Bank, FSB
76                    No                    60717010             Lehman Brothers Bank, FSB
77                    No                    70524004             Lehman Brothers Bank, FSB
78                    No                    45
79                    No                    70214001             Lehman Brothers Bank, FSB
80                    No                    60419006             Lehman Brothers Bank, FSB
81                    No                    70424004             Lehman Brothers Bank, FSB
82                    No                    44
83                    No                    46
84                    No                    70404004             Lehman Brothers Bank, FSB
85                    No                    61102001             Lehman Brothers Holdings, Inc.
86                    No                    70522001             Lehman Brothers Bank, FSB
87                    No                    70103003             Lehman Brothers Bank, FSB
88                    No                    47
89                    No                    48
90                    No                    49
91                    No                    70506001             Lehman Brothers Bank, FSB
92                    No                    70405002             Lehman Brothers Bank, FSB
93                    No                    70220010             Lehman Brothers Bank, FSB
94                    No                    70
95                    No                    51
96                    No                    50
97                    No                    70507008             Lehman Brothers Bank, FSB
98                    No                    70129002             Lehman Brothers Bank, FSB
99                    No                    60920003             Lehman Brothers Bank, FSB
100                   No                    52
101                   No                    70424003             Lehman Brothers Bank, FSB
102                   No                    70215015             Lehman Brothers Bank, FSB
103                   Yes (UBS-1)           63
104                   No                    70123007             Lehman Brothers Bank, FSB
105                   No                    53
106                   No                    71
107                   No                    70226002             Lehman Brothers Bank, FSB
108                   No                    70103004             Lehman Brothers Bank, FSB
109                   No                    70103005             Lehman Brothers Bank, FSB
110                   No                    70117001             Lehman Brothers Bank, FSB
111                   No                    70413001             Lehman Brothers Bank, FSB
112                   No                    72
113                   No                    70124004             Lehman Brothers Bank, FSB
114                   No                    70326004             Lehman Brothers Bank, FSB
115                   No                    60309010             Lehman Brothers Bank, FSB
116                   No                    70209006             Lehman Brothers Bank, FSB
117                   No                    70131010             Lehman Brothers Bank, FSB
118                   Yes (UBS-1)           64
119                   No                    70329002             Lehman Brothers Bank, FSB
120                   No                    54
121                   No                    70530003             Lehman Brothers Bank, FSB
122                   No                    70323010             Lehman Brothers Bank, FSB
123                   No                    70328034             Lehman Brothers Bank, FSB
124                   No                    55
125                   No                    56
126                   No                    57
127                   No                    70330009             Lehman Brothers Bank, FSB
128                   No                    70125006             Lehman Brothers Bank, FSB
129                   No                    73
130                   Yes (UBS-1)           65
131                   No                    58
132                   No                    70402009             Lehman Brothers Bank, FSB
133                   No                    60
134                   No                    70326003             Lehman Brothers Bank, FSB
135                   No                    70214004             Lehman Brothers Bank, FSB
136                   No                    59
137                   No                    70207002             Lehman Brothers Bank, FSB
138                   No                    70323006             Lehman Brothers Bank, FSB
139                   No                    61220015             Lehman Brothers Bank, FSB
140                   No                    68
141                   No                    70424002             Lehman Brothers Bank, FSB
142                   No                    70323007             Lehman Brothers Bank, FSB
143                   No                    61212004             Lehman Brothers Bank, FSB

                                   SCHEDULE II

                 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR

          (i) Trust Mortgage Loan Schedule. The information pertaining to such
Mortgage Loan set forth in the Trust Mortgage Loan Schedule was true and correct in all material respects as of its Cut-off Date.

          (ii) Legal Compliance. If such Mortgage Loan was originated by a
Lehman Mortgage Loan Seller or another Affiliate of the Depositor, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage
Loan was not originated by the Lehman Mortgage Loan Seller or another Affiliate of the Depositor, then such mortgage loan is listed on Schedule III-(ii) and, to the Depositor's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Lehman Mortgage Loan Seller, as of the date of its origination, such
Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such
Mortgage Loan.

          (iii) Ownership of Lehman Trust Mortgage Loan. The Depositor owns such
Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage
Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Depositor's right to assign or transfer such Mortgage Loan to the Trustee (except in the case of a Loan Combination, which may, pursuant to the related Co-Lender
Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the
Depositor; and the Depositor has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

          (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged
Property) and there is no requirement for future advances thereunder.

          (v) Loan Document Status. Each of the related Mortgage Note,
Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of

equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the Mortgagor or any other
Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. A natural person as individual guarantor has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; (C)
misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards; and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual) may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

          (vi) No Right of Rescission. Subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the
Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan and, as of the Closing Date, to the actual knowledge of the Depositor, no such claim has been asserted.

          (vii) Assignments. The assignment of the related Mortgage(s) and
Assignment(s) of Leases to the Trustee (or, in the case of an Outside Serviced
Trust Mortgage Loan, to the related Outside Trustee) constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

          (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon (other than any tenant owned improvements) and appurtenances and rights related thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record

or that are omitted as exceptions in the related lender's title insurance policy
(or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment); (C) the rights of tenants (as tenants only)
under leases (including subleases) pertaining to the related Mortgaged Property;
(D) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (E) if such Lehman Trust Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Lehman Trust Mortgage Loan that is part of a Loan
Combination, such Mortgage also secures the other mortgage loan(s) in such Loan
Combination. With respect to such Lehman Trust Mortgage Loan, such Permitted
Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related
Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon
Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related
Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a
Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property as presently operated by the
Mortgagor, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related
Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged
Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property. In the case of any
Lehman Trust Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the
Mortgagor's right to receive related hotel room revenues with respect to such
Mortgaged Property.

          (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related
Mortgage, together with all ground rents, that prior to the related Cut-off Date became due and payable in respect of, and materially affect, any related
Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Depositor knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject
Mortgaged Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

          (x) No Material Damage. As of the date of origination of such Mortgage
Loan and, to the actual knowledge of the Depositor, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such
Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such
Mortgage Loan, (and subject to any rights of the lessor under any related Ground
Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged
Property or the reduction of the outstanding principal balance of such Mortgage
Loan.

          (xi) Title Insurance. Each related Mortgaged Property is covered by an
ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, if such Mortgage Loan is part of a Loan Combination, in the original principal amount of such Loan Combination) after all advances of principal, subject only to Permitted Encumbrances and, in the case of a Lehman
Trust Mortgage Loan that is part of a Loan Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust Mortgage
Loan(s) (or, if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, the benefit of the related Outside
Trustee) as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Depositor, the applicable Lehman Mortgage Loan
Seller or any prior holder of such Mortgage Loan (other than a prior holder unaffiliated with the Depositor or the applicable Lehman Mortgage Loan Seller from whom the Depositor or the applicable Lehman Mortgage Loan Seller has taken by assignment) under such title insurance; and neither the Depositor nor the applicable Lehman Mortgage Loan Seller (or any of its Affiliates) has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged
Property.

          (xii) Property Insurance. As of the date of its origination and, to the Depositor's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where an investment grade tenant, or one or more tenants which in the aggregate do not represent more than 10% of the net operating income with respect to the entire related Mortgaged Property, is or are permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included

(A) fire and extended perils insurance included within the classification "All
Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged Property and (2)
the outstanding principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property) and, if applicable, the related hazard insurance policies or certificates of insurance contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D)
workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a
Mortgaged Property located in the State of California or in "seismic zone" 3 or
4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where an investment grade tenant, or one or more tenants which in the aggregate do not represent more than
10% of the net operating income with respect to the entire related Mortgaged
Property, is or are permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of
Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Depositor or the applicable Lehman Mortgage Loan Seller or, to the actual knowledge of the
Depositor, by any prior mortgagee under such Mortgage Loan (other than, with respect to a related Mortgaged Property located in New York and Florida, a prior mortgagee unaffiliated with the Depositor or the applicable Lehman Mortgage Loan
Seller from whom the Depositor or the applicable Lehman Mortgage Loan Seller has taken the related Mortgage Note and Mortgage by assignment and has amended and restated such Mortgage Note and Mortgage); all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan;
provided that the related Mortgage Loan documents may entitle the related
Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. Notwithstanding anything to the contrary in this paragraph (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related
Mortgaged Property. If the related Mortgaged Property is located in the State of
California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and
(B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule III-(xii) attached hereto is true and correct in all material respects.

          (xiii) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related
Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the Depositor as of the Closing Date, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration
(A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Depositor in this
Schedule II or (B) with respect to which: (1) neither the Depositor nor the applicable Lehman Mortgage Loan Seller has any actual knowledge as of the
Closing Date; and (2) written notice of the discovery thereof is not delivered to the Depositor by the Trustee or the Master Servicer on or prior to the date occurring 12 months after the Closing Date. None of the Depositor, the applicable Lehman Mortgage Loan Seller or any prior holder of such Mortgage Loan
(other than, with respect to a related Mortgaged Property located in New York and Florida, a prior holder unaffiliated with the Depositor or the applicable
Lehman Mortgage Loan Seller from whom the Depositor or the applicable Lehman
Mortgage Loan Seller has taken the related Mortgage Note and Mortgage by assignment and has amended and restated such Mortgage Note and Mortgage) has waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such
Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

          (xiv) No Payment Delinquency. As of the Closing Date, such Mortgage
Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been,
30 days or more past due in respect of any Monthly Payment.

          (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an
Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and such Mortgage
Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD
Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

          (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related
Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust
Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such Loan Combination, as applicable).

          (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the
"adjusted issue price" (within the meaning of the REMIC Provisions) of such
Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such
Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such
Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage
Loan within the meaning of Treasury regulations section 860G-2(b), (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
thereof) or (C) would cause a "prohibited transaction" within the meaning of
Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

          (xviii) Prepayment Consideration. Prepayment Premiums and Yield
Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

          (xix) Environmental Conditions. One or more environmental site assessments (or updates thereof) in each instance meeting American Society of
Testing and Materials requirements were performed by an environmental consulting firm independent of the Depositor and the Depositor's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off
Date, and the Depositor, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) and/or update(s)
referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such
Mortgaged Property that was not disclosed in such report(s); and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party set forth on Schedule I (which Mortgagor or other responsible party has been reasonably determined by the Depositor or the applicable Lehman
Mortgage Loan Seller to have the creditworthiness to do so (such determination by the Depositor or the applicable Lehman Mortgage Loan Seller to be based on review of (i) the financial statements provided to the Depositor or the applicable Lehman Mortgage Loan Seller

by the Mortgagor or other responsible party, as applicable, and (ii) the reasonable cost of remediation of the circumstances or conditions that are in violation of the applicable environmental laws as set forth in the applicable environmental report)) is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

          The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related Mortgaged Property, provided that no Lehman Trust Mortgage
Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged
Property) paid, suffered or incurred by such mortgagee resulting from such
Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained. If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on
Schedule III-(xix).

          The Depositor has not taken any action with respect to such Mortgage
Loan or the related Mortgaged Property that could subject the Depositor or its successors and assigns in respect of such Mortgage Loan to liability under
CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

          (xx) Realization Against Real Estate Collateral. The related Mortgage
Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or
Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

          (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) neither the Depositor nor the applicable Lehman Mortgage Loan Seller has any actual knowledge and (2) written notice of the discovery thereof is not delivered to the Depositor by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

          (xxii) Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

          (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

          (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

          (xxv) Due-on-Encumbrance. Each Lehman Trust Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or
Rating Agency confirmation that an Adverse Rating Event with respect to any
Class of Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and, except in the case of a Lehman Trust
Mortgage Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan
Combination), and except for the respective Lehman Trust Mortgage Loans secured by the Mortgaged Properties listed on Schedule III-(xxv) (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the applicable Lehman Mortgage Loan Seller. To the Depositor's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing (except that each Mortgaged Property securing a Lehman
Trust Mortgage Loan that is part of a Loan Combination also secures the other mortgage loan(s) in such Loan Combination); however, if the related Mortgaged
Property is listed on Schedule III-(xxv), then certain direct controlling equity holders in the related Mortgagor are known to the Depositor to have incurred debt secured by their ownership interest in the related Mortgagor.

          (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related
Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each Lehman
Trust Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related
Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related
Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders (as defined below)).
The Mortgage (under either specific or general expense provisions) requires the
Mortgagor to

pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interest in such Mortgagor requiring such consent or approval under the
Mortgage.

          (xxvii) Mortgagor Concentration. Except in the case of the Trust
Mortgage Loans listed on Schedule III (xxvii), such Mortgage Loan, together with any other Lehman Trust Mortgage Loan made to the same Mortgagor or to an
Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool
Balance.

          (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A) and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule III (xxviii) identifies each Mortgage Loan (if any) as to which, since the latest date any related due diligence materials were delivered to Five Mile Capital Partners LLC or its
Affiliate (or its designee), there has been (in writing) given, made or consented to a material alteration, material modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been
(in writing) a waiver other than as related to routine operational matters or minor covenants.

          (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

          (xxx) Property Release. The terms of the related Mortgage Note,
Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged
Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended
(the "Investment Company Act"), (C) payment of a release price equal to at least
125% of the amount of such Mortgage Loan allocated to the related Mortgaged
Property subject to the release or (D) with respect to mortgage loans listed on
Schedule III-(xxx), the satisfaction of certain underwriting and legal requirements which the applicable Lehman Mortgage Loan Seller required in the origination of comparable mortgage loans.

          (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related
Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent commercial mortgage lenders (as defined below)
with respect to the foregoing matters; the Depositor has received no notice of any material violation of, to the extent

is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the Depositor's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged
Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such
Mortgaged Property to any material extent. For purposes of this paragraph, a
Mortgaged Property shall be deemed "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such
Mortgaged Property: (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the related Mortgaged Property at the time the improvements on the related
Mortgaged Property were initially constructed or put into operation; and/or (B)
was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and restrictions affecting the related Mortgaged Property at the time the improvements on the related Mortgaged Property were initially constructed or put into operation.

          (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related
Mortgaged Property and annual financial statements. If such Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such Mortgage Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such Mortgage Loan at the related mortgagee's request.

          (xxxiii) Single Purpose Entity. If such Mortgage Loan has a Cut-off
Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a
Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related
Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged

Property or Mortgaged Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such
Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued
existence and there was obtained opinion of counsel confirming such continued
existence. If such Mortgage Loan has, or is part of a group of Lehman Trust
Mortgage Loans with affiliated Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

          (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Depositor to the related
Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Depositor, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage
Note.

          (xxxv) Legal Proceedings. To the Depositor's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related
Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged
Property, would materially and adversely affect the value of such Mortgaged
Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related
Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

          (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

          (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Depositor's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is
cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund, except that a Lehman Trust Mortgage Loan that is part of a
Loan Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the
Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, to the related Outside Trustee).

          (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the
Federal Insurance

Administration or, if any portion of the improvements on the related Mortgaged
Property are in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards falling within zones
A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

          (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an
Independent engineering consulting firm with respect to each related Mortgaged
Property during the 12-month period preceding the Cut-off Date, and the
Depositor having made no independent inquiry other than to review the report(s)
prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

          (xli) Escrows. All escrow deposits and payments relating to such
Mortgage Loan are under control of the Depositor or the servicer of such
Mortgage Loan and all amounts required as of the date hereof under the related
Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Depositor is transferring to the Trustee (or, in the case of an
Outside Serviced Trust Mortgage Loan, to the related Outside Trustee) all of its right, title and interest in and to such amounts.

          (xlii) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Depositor, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

          (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Depositor and the applicable Lehman Mortgage
Loan Seller or, to the Depositor's knowledge, any other prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all respects legal and have met customary industry standards.

          (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph (xlv), such
Mortgage Loan is secured in whole or in material part by a fee simple interest.

          (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

          (A)  such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been
               obtained prior to the Closing Date;

          (B)  upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground
               Lease is assignable to the Trustee (or, in the case of an Outside
               Serviced Trust Mortgage Loan, to the related Outside Trustee)
               without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
               Date) and, in the event that it is so assigned, is further assignable by the Trustee (or, in the case of an Outside Serviced
               Trust Mortgage Loan, by the related Outside Trustee) and its successors without a need to obtain the consent of such lessor
               (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

          (C)  such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

          (D)  unless otherwise set forth in such Ground Lease, such Ground
               Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage
               Loan;

          (E)  such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the Closing
               Date, such Ground Lease is in full force and effect; to the actual knowledge of the Depositor, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

          (F)  such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

          (G)  based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

          (H)  the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease
               (not less

               than the time provided to the related lessee under such Ground
               Lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

          (I)  such Ground Lease has a currently effective term (including any options exercisable by the holder of the related Mortgage) that extends not less than 20 years beyond the Stated Maturity Date of the related Mortgage Loan;

          (J)  under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage Loan documents, taken
               together, any related insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged
               Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent
               commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

          (K)  such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

          (L)  upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the mortgagee under such Mortgage
               Loan fails to cure a default of the lessee under such Ground
               Lease following notice thereof from the lessor; and

          (M)  the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related
               Mortgage File.

          (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such
Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

          (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

          (xlviii) Defeasance. If such Trust Mortgage Loan is a Defeasance
Mortgage Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either:
(A) require the prior written consent of, and compliance with the conditions set by, the holder of such Trust Mortgage Loan for defeasance or (B) require that
(1) defeasance may not occur prior to the second anniversary of the Closing
Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due
(assuming for each ARD Mortgage Loan that it matures on its Anticipated
Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related
Mortgaged Property, to make all scheduled payments under the related Mortgage
Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the
Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, the related
Outside Trustee) has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

          (xlix) Primary Servicing Rights. Except with respect to the Outside
Servicers, no Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except
(A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the
Master Servicer, in its capacity as a primary servicer, or (C) as has been terminated.

          (l) Mechanics' and Materialmen's Liens. As of origination and, to the
Depositor's actual knowledge, as of the Closing Date, (A) the related Mortgaged
Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Depositor has not received actual notice with respect to such
Mortgage Loan that any mechanics' and materialmen's liens have encumbered such
Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

          (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the seventh day, the tenth day or the eleventh day of each month.

          (lii) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related
Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph
(v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged
Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

          (liii) Mortgagor Formation or Incorporation. To the Depositor's
knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

          (liv) No Ownership Interest in Mortgagor. The Depositor has no
ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Depositor nor any affiliate of the Depositor has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

          (lv) No Undisclosed Common Ownership. To the Depositor's knowledge, except where multiple properties secure an individual Lehman Trust Mortgage Loan and except for properties securing Lehman Trust Mortgage Loans that are cross-defaulted and cross-collateralized and except as listed on Schedule
III-(lv), no two properties securing Lehman Trust Mortgage Loans are directly or indirectly under common ownership.

          (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

          (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

          (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage
Loan, then:

          (A)  the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

          (B)  such Mortgage Loan provides that from the related Anticipated
               Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such
               Mortgage Loan, monthly expenses reasonably related to the
               operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such
               Mortgaged Property which are approved by

               mortgagee) will be applied to repay principal due under such
               Mortgage Loan;

          (C)  no later than the related Anticipated Repayment Date, the related
               Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related
               Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan; and

          (D)  the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the passage of its
               Anticipated Repayment Date.

          (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and
     such appraisal satisfied either (A) the requirements of the "Uniform
     Standards of Professional Appraisal Practice" as adopted by the Appraisal
     Standards Board of the Appraisal Foundation, or (B) the guidelines in Title
     XI of the Financial Institutions Reform, Recovery and Enforcement Act of
     1989, in either case as in effect on the date such Mortgage Loan was originated.

          For purposes of the foregoing representations and warranties in this
Schedule II, the phrases "to the knowledge of the Depositor" or "to the
Depositor's knowledge" shall mean, except where otherwise expressly set forth above, the actual state of knowledge of the Depositor and the applicable Lehman
Mortgage Loan Seller at the time of the origination of the particular Lehman
Trust Mortgage Loan regarding the matters referred to, in each case after having conducted such inquiry and due diligence into such matters as is customarily performed by the Depositor or the applicable Lehman Mortgage Loan Seller in connection with such matters with respect to the origination by the applicable
Lehman Mortgage Loan Seller of multifamily or commercial (as applicable)
mortgage loans intended for securitization, and the phrases "to the actual knowledge of the Depositor" or "to the Depositor's actual knowledge" shall mean, except where otherwise expressly set forth above, the actual state of the
Depositor's and the applicable Lehman Mortgage Loan Seller's knowledge, at the time of the origination of the particular Lehman Trust Mortgage Loan regarding the matters referred to, in each case without any express or implied obligation to make any inquiry or conduct any due diligence.

          For purposes of the foregoing representations and warranties, the phrases "would be considered prudent by an institutional commercial mortgage lender" or "consistent with the practices of prudent commercial mortgage lenders" or "customarily performed by prudent commercial mortgage lenders" or
"would not be viewed as commercially unreasonable by a prudent commercial mortgage lender" and/or other references to "prudent commercial mortgage lender(s)" shall, in each case, mean the subject action, inaction, consideration, determination, or lending practice would be reasonably consistent with the practices or procedures commonly followed (at the time the subject action, inaction, consideration, determination, or lending practice occurred) by commercial mortgage lenders originating fixed-rate mortgage loans for securitization similar to the Trust Mortgage Loans, which practices or procedures, in each case, would be commonly applicable at such time taking into account the facts, circumstances and characteristics of the subject Lehman Trust
Mortgage Loan.

                                  SCHEDULE III

          EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
(i) Mortgage Loan Schedule

(ii) Legal Compliance

(iii) Ownership of Mortgage
Loan

(iv) No Holdback

(v)  Loan Document Status         29 Commonwealth Avenue, 100 Wall Street, 707
                                  Broad Street, 1523 Elizabeth, Barclay Place
                                  Shopping Center, Belvedere Plaza, Greenhouse
                                  on Holcomb Bridge, Greensboro Park, Hickory
                                  Grove, Highland Parc, Innkeepers Portfolio,
                                  McCandless Towers, NorthPointe, One Fair Oaks
                                  Plaza, One Sansome Street, Paradise Vista
                                  Apartments, PECO Portfolio, Pompano Center,
                                  Portsmouth Station Shopping Center, South
                                  Plaza, Southwood Village, Spring Valley Town
                                  Center, Texas SLC Portfolio and Tower Square
                                  Retail. There is no natural person as
                                  non-recourse guarantor or environmental
                                  indemnitor.

                                  331 State Road Plaza, Barons Apartments,
                                  Louisiana Purchase Center and South Road
                                  Square. There is no natural person as
                                  environmental indemnitor.

                                  NorthPointe, Our Town Shopping Center, Shoppes
                                  of Moyock, South Elm Plaza, South Plaza and
                                  Southwood Village. The non-recourse guaranty
                                  provides that the non-recourse guarantor shall
                                  have no liability under the non-recourse
                                  guaranty except to the extent such guaranteed
                                  recourse obligations of the Mortgagor result
                                  from the act or omission of the non-recourse
                                  guarantor or any other person controlled by
                                  the non-recourse guarantor (which shall
                                  include Mortgagor so long as the non-recourse
                                  guarantor either has control of the Mortgagor
                                  or has relinquished control of the Mortgagor
                                  in a manner which violates the terms of the
                                  loan documents).

                                  Barclay Place Shopping Center and Belvedere
                                  Plaza. The non-recourse guaranty provides that
                                  the liability of the non-recourse guarantor is
                                  limited to an amount equal to the principal
                                  balance of the loan, together with interest
                                  and other sums payable with respect to the
                                  loan and collection costs, including, but not
                                  limited to all sums advanced pursuant to the
                                  Mortgage and other loan documents to protect
                                  and preserve the Mortgaged Property. There is
                                  a net worth requirement for the non-recourse
                                  guarantor.

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
(vi) No Right of Rescission

(vii) Assignments

(viii) First Lien                 PECO Portfolio (1) With respect to the
                                  Mortgaged Property known as Palmetto
                                  Crossroads, pursuant to a recorded
                                  declaration, Sea Pines Plantation Company has
                                  a right of first offer to purchase such
                                  Mortgaged Property, which right may apply to a
                                  foreclosure or deed in lieu thereof; (2) With
                                  respect to the Mortgaged Properties known as
                                  Irving West and Westdale Plaza, K-Mart, a
                                  tenant of the related Mortgaged Property, has
                                  a right of first offer to purchase such
                                  Mortgaged Property, which right may apply to a
                                  foreclosure or deed in lieu thereof, (3) With
                                  respect to the Mortgaged Property known as
                                  Delavan Plaza, Jondex Corp. d/b/a Pick N'
                                  Save, a tenant of the Mortgaged Property, has
                                  a right of first refusal to purchase an out
                                  parcel portion of the Mortgaged Property,
                                  which right may apply to a foreclosure or deed
                                  in lieu thereof, (4) With respect to the
                                  Mortgaged Property known as Kensington Place,
                                  Bi-Lo, L.P. I ("Bi-Lo"), a tenant of the
                                  Mortgaged Property, has a right to purchase
                                  the Mortgaged Property at fair market value
                                  pursuant to the terms of its lease, but only
                                  in the event of a casualty occurring in the
                                  last two (2) years of the lease term, and
                                  provided the casualty causes damage to the
                                  extent of fifty percent (50%) or more of the
                                  replacement cost of the demised premises or
                                  the Mortgaged Property, and Bi-Lo elects not
                                  to terminate the lease and Mortgagor elects
                                  not to rebuild the Mortgaged Property; which
                                  right is not subordinate to the Mortgage, (5)
                                  With respect to the Mortgaged Property known
                                  as Tops Plaza - Cortland Staples, Mortgagor
                                  obtained only legal title with respect to a 6
                                  acre tract of unimproved land comprising a
                                  portion of such Mortgaged Property
                                  ("Unimproved Parcel"), which Unimproved Parcel
                                  is used as a retention pond area for such
                                  Mortgaged Property. Equitable title to the
                                  Unimproved Parcel was expressly reserved by
                                  the seller in the purchase and sale agreement
                                  pursuant to which Mortgagor acquired the
                                  Mortgaged Property. Mortgagor is required to
                                  reconvey legal title to the prior owner of the
                                  Unimproved Parcel at such time as a
                                  subdivision of land, delineating the
                                  Unimproved Parcel as a separate parcel from
                                  the remainder of the Mortgaged Property, has
                                  been approved by the applicable municipality.
                                  The Mortgaged Property is benefited by a
                                  recorded declaration that creates easements
                                  for use of such Unimproved Area as a retention
                                  pond along with necessary drainage lines, (6)
                                  with respect to the Mortgaged property known
                                  as Thompson Square Mall, (i) Home Depot, a
                                  tenant of the Mortgaged property, has a right
                                  of first refusal to purchase the portion of
                                  the Mortgaged Property demised under its
                                  lease, which right does not apply to a
                                  foreclosure or deed in lieu thereof of the
                                  Mortgagee encumbering the Mortgaged Property
                                  as a whole, nor does such right apply to a
                                  sale of the Mortgaged Property as a whole and
                                  (ii) Home Depot has an option to purchase a
                                  portion of the Mortgaged Property, being the
                                  land on which Home Depot's improvements are
                                  situated, on or about the period occurring
                                  between February 1, 2013 and May 1, 2013, for
                                  a purchase price equal to $4,500,000, which
                                  option is not subordinated to the Mortgage,
                                  (7) With respect to the Mortgaged Properties
                                  known as North Aiken Bi-Lo Center, Redbud
                                  Commons and Bi-Lo Center-Ashville, Bi-Lo, a
                                  tenant of each such Mortgaged Property, has a
                                  right of first refusal to purchase such
                                  Mortgaged Property, which right may apply to a
                                  foreclosure or

                                  deed in lieu thereof and (8) With respect to
                                  the Mortgaged Property known as University
                                  Plaza-Amherst, the prime Ground Lease provides
                                  that the lessee under the prime Ground Lease
                                  is required to subordinate its leasehold
                                  estate to fee mortgages encumbering the
                                  Mortgaged Property granted by the ground
                                  lessor, provided the principal amount of such
                                  fee mortgages do not exceed $3,600,000 and
                                  further provided that the lessee under the
                                  prime Ground Lease receives a written
                                  non-disturbance agreement from the holder of
                                  such fee mortgages in form reasonably
                                  acceptable to such lessee. As of the Closing
                                  Date, a non-disturbance agreement has not been
                                  delivered by the holder of the existing fee
                                  mortgage encumbering the Mortgaged Property.

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                                  Belvedere Plaza. McDonald's, a tenant of an
                                  out parcel portion of the Mortgaged Property,
                                  has an option to purchase its demised premises
                                  for an amount equal to $450,000, which option
                                  is subordinate to the Mortgage.

                                  Champion Forest Self Storage. Pursuant to a
                                  recorded reciprocal easement, if Mortgagor
                                  converts the Mortgaged Property (currently
                                  used as a self storage facility) for use as a
                                  convenience store, for the sale of gasoline
                                  products or for operation as an unattended car
                                  wash, Mortgagor must give the adjacent
                                  property owner a right of first refusal to
                                  either (1) purchase or lease the Mortgaged
                                  Property or any portion thereof, or (2) lease
                                  a portion of the Mortgaged Property on such
                                  terms as the Mortgagor would lease to a third
                                  party bona fide purchaser or tenant. Such
                                  right is not subordinate to the Mortgage.

                                  Hickory Grove. Lowe's Home Centers, Inc., a
                                  tenant of the Mortgaged Property, has a right
                                  of first refusal to purchase the premises
                                  demised under its lease, which right shall be
                                  subordinate to the mortgage lender in the
                                  event of a foreclosure or deed-in-lieu
                                  thereof.

                                  Greenhouse on Holcomb Bridge. The Mortgaged
                                  Property is subject to a Land Use Restriction
                                  Agreement which requires that 20% of the units
                                  must be occupied by low to moderate income
                                  tenants, whose incomes are no greater than 80%
                                  of the median gross income, as determined by
                                  HUD.

                                  Park Place Apartments. The Mortgage (but not
                                  the Assignment of Leases and Rents) is
                                  subordinate to (i) the Regulatory Agreement
                                  and Declaration of Restrictive Covenants
                                  between the Redevelopment Agency of the City
                                  of Corona (the "Agency") and the Mortgagor,
                                  (ii) the Operating and Maintenance Agreement
                                  between the Agency and the Mortgagor, and
                                  (iii) the Affordable Housing Agreement between
                                  the Agency and the Mortgagor, all of which
                                  have been amended to provide that the mortgage
                                  lender shall receive notice and opportunity to
                                  cure any default of Mortgagor under any of the
                                  agreements.

                                  The Ice House Office Building. James, Bates,
                                  Pope & Spivey, LLP, a tenant of the Mortgaged
                                  Property, has a right of first refusal to
                                  purchase the premises demised under its lease,
                                  which right is subordinated to the Mortgage
                                  and shall automatically terminate in the event
                                  of a foreclosure.

                                  221 Progress Parkway. Money Mailer, the sole
                                  tenant of the Mortgaged Property, has a right
                                  of first refusal to purchase the Mortgaged
                                  Property, which right shall not apply to a
                                  foreclosure or deed in lieu thereof, but shall
                                  continue in existence following such
                                  foreclosure or deed in lieu.

                                  Walgreens & Schnucks Anchored Shopping Center.
                                  Bond Drug Company d/b/a Walgreen's, a tenant
                                  at the Mortgaged Property, has a right of
                                  first refusal to purchase the Mortgaged
                                  Property, which right shall not apply to a
                                  foreclosure or deed-in-lieu thereof.

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
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                                  3M Bentonville Office/Warehouse. 3M ESE OMNI
                                  Preventative Care, Inc., the sole tenant of
                                  the Mortgaged Property, has a right of first
                                  refusal to purchase the Mortgaged Property,
                                  which right shall not apply to a foreclosure
                                  or deed in lieu thereof, but shall continue in
                                  existence following such foreclosure or deed
                                  in lieu.

                                  Waxahachie Towne Center. Lowe's Home Centers,
                                  Inc., a tenant of the Mortgaged Property, has
                                  a right of first offer to purchase the
                                  Mortgaged Property, which right may apply in
                                  connection with a foreclosure or deed in lieu
                                  thereof.

(ix) Taxes and Assessments

(x) No Material Damage            PECO Portfolio. With respect to the Mortgaged
                                  Properties known as Indian Hills and Habersham
                                  Village, there are public road widening
                                  projects in the vicinity of such Mortgaged
                                  Properties that may affect such Mortgaged
                                  Properties.

(xi) Title Insurance              See Section (viii) titled First Lien.

(xii) Property Insurance          With respect to substantially all of the
                                  Lehman Trust Mortgage Loans, the related
                                  Mortgages require that any "financial
                                  strength" or "claims paying ability rating
                                  from A.M. Best to be at least "A-/VIII";
                                  provided the foregoing shall not apply to 100
                                  Wall Street, 707 Broad Street, One Fair Oaks
                                  Plaza, One Sansome Street, Greensboro Park,
                                  Innkeepers Portfolio, McCandless Towers, and
                                  Texas SLC Portfolio (however, see exceptions
                                  below for 100 Wall Street, One Sansome Street,
                                  Greensboro Park, McCandless Towers, and Texas
                                  SLC Portfolio).

                                  100 Wall Street, One Sansome Street, One Fair
                                  Oaks Plaza, and Greensboro Park. The Mortgage
                                  allows for Mortgagor to carry insurance with
                                  insurers with a claims paying
                                  ability/financial strength rating equal to
                                  "A:X" or better by A.M. Best and "A/A2" (or
                                  its equivalent) or better by at least two (2)
                                  Ratings Agencies (one of which will be S&P and
                                  one of which will be Moody's), provided that
                                  if any insurance required is provided by a
                                  syndicate of insurers, the insurers with
                                  respect to such insurance shall be acceptable
                                  if: (i) the first layer of coverage under such
                                  insurance shall be provided by carriers with a
                                  minimum financial strength rating from S&P of
                                  "A" or better; (ii) sixty percent (60%)
                                  (seventy-five percent (75%) if there are four
                                  or fewer members in the syndicate) of the
                                  aggregate limits under such insurance policies
                                  must be provided by carriers with a minimum
                                  financial strength rating from S&P of "A" or
                                  better; and (iii) the financial strength
                                  rating from S&P for each carrier in the
                                  syndicate shall have a financial strength
                                  rating from S&P of at least "BBB."

                                  Texas SLC Portfolio. The Mortgage allows for
                                  Mortgagor to provide Mortgagee with a cut
                                  through endorsement by an insurer maintaining
                                  at least an "A" rating by S&P in the event
                                  that Mortgagor's insurers or reinsurance
                                  carriers fail to provide or maintain an "A"
                                  rating by S&P. Notwithstanding the foregoing,
                                  (A) with respect to (i) the insurance coverage
                                  described in the Mortgage, so long as (a)
                                  Mortgagor at all times maintains at least
                                  $100,000,000.00 of primary insurance coverage

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
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                                  and (2) at least 60% of such primary insurance
                                  coverage is provided by carriers maintaining a
                                  claims paying ability rating by S&P equal to
                                  or better than "A", then Factory Mutual
                                  Insurance Company (or a subsidiary thereof)
                                  shall be an acceptable insurer of the
                                  insurance coverage required for only such time
                                  as the claims paying ability rating given by
                                  S&P for Factory Mutual Insurance Company or
                                  such subsidiary is maintained at "BBB" or
                                  better (and if such rating falls below "BBB",
                                  Mortgagor shall replace Factory Mutual
                                  Insurance Company or such subsidiary with an
                                  insurer that maintains a rating equal to or
                                  better than "A" by S&P) and (B) Mortgagee
                                  shall accept Essex Insurance Co. as an excess
                                  property insurance carrier for the Mortgaged
                                  Property provided that Essex Insurance Co.
                                  maintains a rating equal to or better than
                                  A:XI by A.M. Best. In the event that Essex
                                  Insurance Co. fails to maintain such a rating,
                                  Mortgagor shall be required to replace Essex
                                  Insurance Co. with an insurer maintaining a
                                  claims paying ability rating of equal to or
                                  better than "A" by S&P.

                                  McCandless Towers. The Mortgage allows for
                                  Mortgagor to carry insurance with insurers
                                  with a claims paying ability/financial
                                  strength rating equal to or better than the
                                  Minimum Required Rating (as hereinafter
                                  defined) S&P and Moody's, or if only one
                                  rating agency is rating the securities in
                                  connection with the Mortgage, then only by
                                  such rating agency. The insurance company or
                                  companies issuing any insurance policy shall
                                  be deemed to have been assigned the "Minimum
                                  Required Rating" by any rating agency if, (A)
                                  in the case of an insurance policy issued by
                                  four (4) or fewer insurance companies, (1) at
                                  least 75% of such insurance companies have
                                  been assigned a claims paying
                                  ability/financial strength rating equal to or
                                  better than "A-" and (2) no such insurance
                                  companies which provide, in the aggregate,
                                  coverage in an amount up to and including the
                                  greater of (a) the outstanding principal
                                  amount of the loan and (b) the full
                                  replacement cost of the Mortgaged Property,
                                  have been assigned a claims paying
                                  ability/financial strength rating below BBB-
                                  or its equivalent by applicable rating
                                  agencies, (B) in the case of an insurance
                                  policy issued by five (5) or more insurance
                                  companies, (1) at least sixty percent (60%) of
                                  such insurance companies have been assigned a
                                  claims paying ability/financial strength
                                  rating equal to or better than "A-" (or its
                                  equivalent) by such rating agency, and (2) no
                                  such insurance companies which provide, in the
                                  aggregate, coverage in an amount up to and
                                  including the greater of (a) the outstanding
                                  principal amount of the mortgage loan and (b)
                                  the full replacement cost of the Mortgaged
                                  Property, has been assigned a claims paying
                                  ability/financial strength rating below BBB-
                                  or its equivalent by such rating agency.

                                  Sawgrass Landing. The condominium association
                                  is entitled to receive casualty insurance
                                  proceeds with respect to any policy it obtains
                                  and maintains and shall apply such proceeds
                                  pursuant to the terms of the declaration of
                                  condominium.

                                  Barclay Place Shopping Center, Belvedere Plaza
                                  and PECO Portfolio. The Mortgage permits the
                                  deductible for earthquake, flood and windstorm
                                  coverage to be $100,000.

                                  Louisiana Purchase Center. Mortgagor is only
                                  obligated to obtain

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
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                                  earthquake insurance to the extent it is
                                  available to Mortgagor at commercially
                                  reasonable rates.

(xiii) No Material Defaults

(xiv) No Payment Delinquency

(xv) INTEREST ACCRUAL BASIS       Highland Parc. On July 11, 2010 and July 11,
                                  2011, Mortgagor may exercise its option to
                                  make interest only payments pursuant to the
                                  terms of such Mortgage Loan documents.

(xvi) Subordinate Debt            With respect to substantially all of the
                                  Lehman Trust Mortgage Loans for which future
                                  mezzanine financing is permitted subject to
                                  certain requirements including debt service
                                  coverage ratio requirements, in the event that
                                  such mezzanine financing bears interest at a
                                  floating rate, the Seller may determine the
                                  debt service coverage ratio on the basis of a
                                  market-based constant reasonably determined by
                                  the mortgage lender.

                                  Bear Canyon. There currently exists a junior
                                  bridge equity loan secured by a pledge of the
                                  indirect equity interests in the Mortgagor.

                                  100 Wall Street, Greenhouse on Holcomb Bridge,
                                  Greensboro Park, Highland Parc, McCandless
                                  Towers, One Fair Oaks Plaza, One Sansome
                                  Street. There is currently existing mezzanine
                                  financing which is secured by a pledge of
                                  direct or indirect ownership interest in the
                                  Mortgagor.

                                  100 Wall Street, Armenia Professional, Barclay
                                  Place Shopping Center, Barons Apartments,
                                  Belvedere Plaza, Casa Grande Palm Center,
                                  Dogwood Creek Apartments, Forest Ridge,
                                  Greensboro Park, Innkeepers Portfolio, Kessler
                                  Hills Shopping Center, Lohman's Crossing,
                                  NorthPointe, One Fair Oaks Plaza, One Sansome
                                  Street, Our Town Square Shopping Center,
                                  Paradise Vista Apartments, PECO Portfolio,
                                  Portsmouth Station Shopping Center, Shoppes at
                                  Mayock, South Elm Plaza, South Plaza,
                                  Southwood Village, Spring Valley Town Center,
                                  Sunridge Apartments, Tower Square Retail and
                                  Waxahachie Towne Center. The equity holders of
                                  the Mortgagor have the right to obtain
                                  mezzanine financing, secured by pledges of
                                  partnership or other equity interests in the
                                  Mortgagor, provided that certain requirements,
                                  among others, are satisfied: (a) achievement
                                  of a certain minimum debt service coverage
                                  ratio and a certain combined maximum
                                  loan-to-value ratio; (b) the mortgage lender
                                  receives written rating agency approval; and
                                  (c) execution of a subordination agreement by
                                  the mortgage lender and the mezzanine lender
                                  in form and content acceptable to the mortgage
                                  lender.

(xvii) Qualified Mortgage

(xviii) Prepayment
Consideration

(xix) Environmental Conditions    See the entries in section "(v) Loan Document
                                  Status" for a list of the exceptions related
                                  to the parties who are liable on the
                                  environmental indemnities and certain other
                                  matters related to the environmental
                                  indemnity.

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--------------------------------------------------------------------------------
                                  With respect to substantially all of the
                                  Lehman Trust Mortgage Loans, environmental
                                  insurance is not required to be carried.

                                  Barclays Place Shopping Center, Belvedere
                                  Plaza and PECO Portfolio. The environmental
                                  indemnity does not provide for, and excludes,
                                  any liability for diminution of value of the
                                  Mortgaged Property, provided that such
                                  exclusion shall not include sums credited by
                                  any Indemnified Party to a purchaser of all or
                                  any portion of the Mortgaged Property, based
                                  on the Indemnified Party's reasonable estimate
                                  of losses ("Losses") to be incurred by such
                                  purchaser in connection with the remediation
                                  of identified hazardous materials which could
                                  reasonably be suspected to exist on the
                                  Mortgage Property at the time of such sale,
                                  and such sums shall be included within the
                                  term "Losses."

(xx) Realization Against Real
Estate Collateral

(xxi) Bankruptcy

(xxii) Loan Security

(xxiii) Amortization

(xxiv) Whole Loan

(xxv) Due-on-Encumbrance          See Section (xvi) titled Subordinate Debt.

(xxvi) Due-on-Sale                With respect to substantially all of the
                                  Lehman Trust Mortgage Loans for which future
                                  or existing mezzanine financing is permitted,
                                  including without limitation, loans listed in
                                  sections "(xvi) Subordinate Debt" and "(xxv)
                                  Due-on-Encumbrance," upon satisfaction of
                                  certain conditions, including but not limited
                                  to, execution of a subordination and
                                  intercreditor agreement between the mezzanine
                                  lender and the mortgage lender, upon an event
                                  of default of the mezzanine loan, the
                                  mezzanine lender may accelerate and foreclose
                                  on its security interest in the pledged equity
                                  interests of the Mortgagor without further
                                  consent from the mortgage lender if the
                                  conditions set forth in the related
                                  intercreditor agreement are satisfied.

                                  Barclays Place Shopping Center and Belvedere
                                  Plaza. The Mortgage permits the following
                                  transfers: (a) the sale or transfer of equity
                                  interests in any Restricted Party (defined
                                  below) so long as at all times following such
                                  a transfer, a Qualified Equity Owner (defined
                                  below) shall be the direct or indirect owner
                                  of at least 15% of the equity interests and
                                  all of the controlling interests in Mortgagor,
                                  provided that in no event shall this clause
                                  (a) permit any sale or transfer as shall
                                  result in a breach of the terms and conditions
                                  of the non-recourse guaranty and (b) transfers
                                  of shares in PE Ltd. GP in connection with a
                                  public offering (and/or any other transfer
                                  required in order to effectuate such public
                                  offering), provided that upon such transfer
                                  either Jeffrey Edison or Michael C. Phillips
                                  ("PE Principals") shall occupy the position of
                                  chief executive officer, chairman of the board
                                  of directors or

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
                                  president of such entity without any intention
                                  or plan for their removal or resignation from
                                  such position. The term "Qualified Equity
                                  Owner" shall mean any person or entity that
                                  has a market capitalization net worth of not
                                  less than Twenty-Five Million and No/100
                                  Dollars and is controlled by either or both of
                                  the PE Principals. The term "Restricted Party"
                                  shall mean Mortgagor, PE Ltd., PE Ltd. GP, any
                                  non-recourse guarantor, any environmental
                                  indemnitor or any shareholder, partner, member
                                  or non-member manager, or any direct or
                                  indirect legal or beneficial owner of
                                  Mortgagor, PE Ltd., PE Ltd. GP or any
                                  non-recourse guarantor or any environmental
                                  indemnitor or any shareholder, partner, member
                                  or non-member manager of any of the foregoing.

                                  PECO Portfolio. The Mortgage permits the
                                  following transfers: (a) the sale or transfer
                                  of equity interests in any Restricted Party
                                  (defined below) so long as at all times
                                  following such a transfer, a Qualified Equity
                                  Owner (defined below) shall be the direct or
                                  indirect owner of at least 8% of the equity
                                  interests and all of the controlling interests
                                  in Mortgagor, provided that in no event shall
                                  this clause (a) permit any sale or transfer as
                                  shall result in a breach of the terms and
                                  conditions of the non-recourse guaranty and
                                  (b) transfers of shares in Phillips Edison &
                                  Company, Inc. ("REC") or Philips Edison
                                  Shopping Center REIT, Inc. ("PEC REIT") in
                                  connection with a public offering (and/or any
                                  other transfer required in order to effectuate
                                  such public offering), provided that upon such
                                  transfer either Jeffrey Edison or Michael C.
                                  Phillips ("PE Principals") shall occupy the
                                  position of chief executive officer, chairman
                                  of the board of directors or president of such
                                  entity without any intention or plan for their
                                  removal or resignation from such position. The
                                  term "Qualified Equity Owner" shall mean any
                                  person or entity that has a market
                                  capitalization net worth of not less than
                                  Twenty-Five Million and No/100 Dollars and is
                                  controlled by either or both of the PE
                                  Principals. The term "Restricted Party" shall
                                  mean Mortgagor, PE Fund III, PEC, PEC REIT,
                                  any non-recourse guarantor, any environmental
                                  indemnitor or any shareholder, partner, member
                                  or non-member manager, or any direct or
                                  indirect legal or beneficial owner of
                                  Mortgagor, PE Fund III, PEC, PEC REIT or any
                                  non-recourse guarantor or any environmental
                                  indemnitor or any shareholder, partner, member
                                  or non-member manager of any of the foregoing.

                                  Greenhouse on Holcomb Bridge and Highland
                                  Parc. The following transfers of equity
                                  interests in Mortgagor are permitted: (1)
                                  transfers of the membership interests in
                                  Mortgagor, directly or indirectly, (including
                                  the issuance of new direct or indirect
                                  interests, or the redemption of direct or
                                  indirect interests, in Mortgagor) provided
                                  that following any such transfer Mortgagor
                                  remains directly or indirectly under the
                                  control of (i) General William Lyon ("Lyon")
                                  or his spouse or children, or (ii) a
                                  "Qualified Transferee" (defined, generally, as
                                  an entity having minimum assets and net worth)
                                  and/or an Approved Transferee (defined as a
                                  Person whose control over Mortgagor (I) has
                                  been approved by the mortgage lender and (II)
                                  has been confirmed in writing by the Rating
                                  Agencies selected by the mortgage lender to
                                  not result in a downgrade, qualification or
                                  withdrawal of any rating then assigned to any
                                  class of Securities); and (2) transfers by the
                                  members of the sole member of the respective
                                  Mortgagor (the "Sole Member"), of their
                                  membership interests among themselves or their
                                  wholly-owned

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
                                  affiliates, one or more times, so long as (x)
                                  Lyon or members of his immediate family or the
                                  Stoneridge Beneficial Owners directly or
                                  indirectly owns at least 51% of the Sole
                                  Member and (y) Mortgagor is directly or
                                  indirectly controlled by Lyon or his spouse or
                                  children or the Stoneridge Beneficial Owners.

                                  29 Commonwealth Avenue. The Mortgage permits
                                  (a) transfers of equity interests in Mortgagor
                                  between and among Mortgagor's partners,
                                  members or shareholders, or (b) transfers of
                                  equity interests in Mortgagor's partners,
                                  members or shareholders between and among the
                                  partners, members or shareholders thereof,
                                  without the consent of mortgage lender.

(xxvii) Mortgagor Concentration   Barclays Place Shopping Center, Belvedere
                                  Plaza, PECO Portfolio.

                                  Greensboro Park, One Fair Oaks Plaza, One
                                  Sansome Street, 100 Wall Street.

                                  Innkeepers Portfolio.

(xxviii)Waivers; Modifications    Barclays Place Shopping Center, Bear Canyon,
                                  Belvedere Plaza, Innkeepers Portfolio,
                                  McCandless Towers, PECO Portfolio, One Sansome
                                  Street, 100 Wall Street, Greensboro Park, and
                                  One Fair Oaks Plaza.

(xxix) Inspection

(xxx) Property Release            Innkeepers Portfolio. With respect to the
                                  Mortgaged Property known as Residence Inn
                                  Cherry Hill, the Mortgagor may obtain a
                                  release of an unimproved specified outparcel
                                  portion of such Mortgaged Property upon
                                  payment of a release price equal to
                                  $1,300,000, plus a yield maintenance
                                  prepayment consideration, in accordance with
                                  the criteria set forth in the loan documents,
                                  if such release (made in connection with a
                                  prepayment) occurs prior to the second
                                  anniversary of the Closing Date (if such
                                  release occurs on or after the second
                                  anniversary of the Closing Date, such release
                                  may only occur in connection with a partial
                                  defeasance).

                                  PECO Portfolio. With respect to the Mortgaged
                                  Properties known as Cedar Springs Crossings,
                                  Henrietta Plaza, Lake Olympia Square and Tops
                                  Plaza-Cortland Staples, the Mortgagor may
                                  obtain a release of an unimproved specified
                                  portion of the Mortgaged Property for no
                                  consideration in accordance with the criteria
                                  set forth in the Mortgage.

                                  Texas SLC Portfolio. Individual Mortgaged
                                  Properties may be released from the Mortgage
                                  upon the payment of a release price equal to
                                  110% of the allocated loan amount for each
                                  individual Mortgaged Property, plus, if the
                                  prepayment occurs prior to the open prepayment
                                  period (which is the last 13 months of the
                                  loan term), a yield maintenance prepayment
                                  premium, in accordance with criteria set forth
                                  in the Mortgage.

                                  Kessler Hills Shopping Center, South Elm Plaza
                                  and Thunderbird

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--------------------------------------------------------------------------------
                                  Square. The Mortgagor may obtain a release of
                                  an unimproved specified portion of the
                                  Mortgaged Property for no consideration in
                                  accordance with criteria set forth in the
                                  Mortgage.

                                  Waxahachie Towne Center. The Mortgagor may
                                  obtain a release of improved specified parcels
                                  of the Mortgaged Property upon payment of
                                  release prices allocated to such released
                                  parcels set forth in the Mortgage, plus a
                                  yield maintenance prepayment consideration, in
                                  accordance with the criteria set forth in the
                                  Mortgage.

(xxxi) Qualifications;
Licensing; Zoning                 PECO Portfolio. (1) With respect to the
                                  Mortgaged Properties known as Delavan Plaza,
                                  Irving West, Montgomery Commons and Palmetto
                                  Crossroads, there exists numerous fire code
                                  violations on the Mortgaged Properties and (2)
                                  with respect to the Mortgaged Property known
                                  as Habersham Village, there exists certain
                                  zoning code violations relating to signage at
                                  the Mortgaged Property.

                                  Sun Forest Apartments. A survey obtained in
                                  connection with the closing of the Mortgage
                                  Loan indicates that there are 338 parking
                                  spaces at the Mortgaged Property, and the
                                  municipal zoning requires 356 parking spaces
                                  to be provided at the Mortgaged Property.
                                  Also, a letter from the City of Lake Jackson,
                                  Texas indicates that the Mortgaged Property
                                  exceeds municipal density requirements by
                                  approximately 58 apartment units.

                                  Homewood Suites Memphis Southwind. There are
                                  open zoning violations at the Mortgaged
                                  Property relating to landscaping and a fence
                                  relocation.

                                  Hampton Inn Memphis Southwind. There are open
                                  zoning violations at the Mortgaged Property
                                  relating to landscaping and a closed access
                                  drive.

                                  South Road Square. Four (4) tenants at the
                                  Mortgaged Property do not have their
                                  respective certificate of occupancy.

(xxxii) Property Financial
Statements                        Certain of the Mortgaged Properties are hotels
                                  and therefore rent rolls are not required.

                                  Innkeepers Portfolio. On an annual basis,
                                  Mortgagor is required to furnish a complete
                                  copy of the audited consolidated annual
                                  financial statements of Grand Prix Acquisition
                                  Trust, a Maryland real estate investment
                                  trust. These financial statements will include
                                  a supplemental consolidating schedule or note
                                  to the financial statements presenting a
                                  combined income statement and balance sheet
                                  for each of the Mortgaged Properties for each
                                  person comprising Mortgagor and a combined
                                  income statement and balance sheet for all
                                  other properties and non-property specific
                                  items directly or indirectly owned by Grand
                                  Prix Acquisition Trust. The auditing
                                  accountant is not required to issue an opinion
                                  on the financial information included in the
                                  combined income statement and balance sheet
                                  for any individual Mortgaged Property or
                                  person comprising Mortgagor. In addition to
                                  the foregoing, Mortgagor shall also provide
                                  the following unaudited items on an

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
                                  annual basis: (i) a comparison of the budgeted
                                  income and expenses and the actual income and
                                  expenses for the prior fiscal year; (ii) a
                                  certificate executed by a responsible officer
                                  or other appropriate officer of Grand Prix
                                  Acquisition Trust, stating that each such
                                  consolidated annual financial statement
                                  presents fairly the financial condition and
                                  the results of operations of Grand Prix
                                  Acquisition Trust and the Mortgagor and the
                                  Mortgaged Property being reported upon and has
                                  been prepared in accordance with GAAP; (iii) a
                                  list of tenants, if any, occupying more than
                                  twenty (20%) percent of the total floor area
                                  of the improvements at each Mortgaged
                                  Property; (iv) an annual occupancy report for
                                  such year, including the average daily room
                                  rate for such year for each Mortgaged
                                  Property; and (v) a schedule certified by a
                                  responsible officer which includes amounts
                                  representing annual net cash flow, net
                                  operating income, gross income from operations
                                  and operating expenses, in addition to a
                                  schedule reconciling net operating income to
                                  net cash flow.

                                  Barclays Place Shopping Center and Belvedere
                                  Plaza. So long as 100% of the equity interests
                                  in Mortgagor are directly or indirectly owned
                                  by PE Ltd., Mortgagor shall furnish to
                                  mortgage lender an annual balance sheet and
                                  profit and loss statement for PE Ltd. prepared
                                  by an independent certified public accountant
                                  and which includes supplemental information on
                                  an individual property basis and which
                                  otherwise complies with the requirements of
                                  the Mortgage.

                                  Extra Space Storage. Mortgagor is not required
                                  to deliver quarterly operating statements to
                                  mortgage lender.

                                  PECO Portfolio. So long as 99% of the equity
                                  interests in Mortgagor are directly or
                                  indirectly owned by PE Fund III, Mortgagor
                                  shall furnish to mortgage lender an annual
                                  balance sheet and profit and loss statement
                                  for PE Fund III prepared by an independent
                                  certified public accountant and which includes
                                  supplemental information on an individual
                                  property basis and which otherwise complies
                                  with the requirements of the Mortgage.

(xxxiii) Single Purpose Entity    Barons Apartments. A non-consolidation opinion
                                  was not obtained.

(xxxiv) Advancing of Funds

(xxxv) Legal Proceedings          Innkeepers Portfolio. Three class action
                                  lawsuits were filed by shareholders of
                                  Innkeepers USA in Palm Beach County, Florida
                                  Circuit Court with respect to the acquisition
                                  by Apollo Investment Corporation of all of the
                                  outstanding shares of Innkeepers USA. The
                                  parties to each of these actions reached a
                                  settlement through the execution of a
                                  Memorandum of Understanding dated May 25,
                                  2007, which contemplates a class-wide
                                  settlement with class-wide releases subject to
                                  court approval.

(xxxvi) Originator Duly
Authorized

(xxxvii) Trustee Under Deed of
Trust

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
(xxxviii)
Cross-Collateralization

(xxxix) Flood Hazard Insurance

(xl) Engineering Assessments

(xli) Escrows

(xlii) Licenses, Permits and
Authorizations

(xliii) Servicing and
Collection Practices

(xliv) Fee Simple

(xlv) Leasehold Interest Only     Innkeepers Portfolio. With respect to the
                                  Mortgaged Property known as Courtyard Fort
                                  Lauderdale: (i) the term of the Ground Lease
                                  extends seventeen (17) years beyond the Stated
                                  Maturity of the Mortgage Loan; (ii) the
                                  proceeds of a condemnation which relate to the
                                  ground lessor's fee interest are payable to
                                  the ground lessor, rather than the ground
                                  lessee or mortgage lender; (iii) casualty
                                  insurance proceeds payable to the ground
                                  lessee are deposited in a commercial national
                                  bank, as trustee, located in Fort Lauderdale,
                                  Florida, selected by the ground lessor, and
                                  such funds are to be used for reconstruction
                                  or repair of the Mortgaged Property; and (iv)
                                  subletting requires the express written
                                  consent of ground lessor, authorized by the
                                  appropriate municipal action of the City of
                                  Fort Lauderdale, Florida, which consent shall
                                  not be unreasonably withheld.

                                  PECO Portfolio. (1) With respect to the
                                  Mortgaged Property known as University
                                  Plaza-Amherst, (i) the Ground Lease does not
                                  provide that amendments or modifications made
                                  without the consent of the mortgage lender are
                                  not binding on such mortgage lender or its
                                  successors and/or assigns, (ii) the Ground
                                  Lease gives the mortgage lender the right to
                                  receive a notice of default under the Ground
                                  Lease, and a right to cure such default,
                                  however, the Ground Lease does not
                                  specifically provide that a notice of lease
                                  termination is not effective unless a copy of
                                  such notice of lease termination has been
                                  delivered to mortgage lender; (iii) the
                                  mortgage lender is only entitled to a new
                                  lease if the Ground Lease is terminated due to
                                  an uncured non-monetary default or in a
                                  bankruptcy proceeding, (iv) the Ground Lease
                                  permits the ground lessor to subject its fee
                                  interest to mortgage(s), (which are superior
                                  to the Mortgage) of up to $3,600,000, provided
                                  the ground lessor provides a non disturbance
                                  agreement from the holders of such mortgages
                                  in form reasonably acceptable to ground lessee
                                  (as of the at Closing Date the Mortgaged
                                  Property was subject to a superior fee
                                  mortgage) in the amount of approximately
                                  $1,600,000, but no non-disturbance has been
                                  delivered); (v) the ground lessor under the
                                  Ground Lease has the right to require
                                  Mortgagor to purchase the fee interest in the
                                  Mortgaged Property for $3,600,000 at any time
                                  prior to the seventh month of the
                                  twenty-fourth (24th) year of the Ground Lease
                                  and (vi) in the event of a condemnation of all
                                  or any part of the Mortgaged Property, the
                                  award relating to the ground lessor's
                                  interests in the Mortgaged Property or
                                  improvements existing prior to the

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
                                  commencement of the term of the ground lease
                                  is paid to the ground lessor rather than to
                                  the ground lessee or mortgage lender, (2) With
                                  respect to the Ground Lease for the major
                                  portion of the Mortgaged Property known as
                                  Eastridge Crossing (Don H. Garren as ground
                                  lessor), (i) the Ground Lease does not provide
                                  that amendments or modifications made without
                                  the consent of the mortgage lender are not
                                  binding on such mortgage lender or its
                                  successors and/or assigns, (ii) the Ground
                                  Lease provides for increases in ground rent to
                                  the extent of the payment of additional rent
                                  equal to certain percentage rent more
                                  particularly described in the Ground Lease,
                                  (iii) the Ground Lease does not provide that
                                  the ground lessor will enter into a new lease
                                  with mortgage lender upon termination of such
                                  Ground Lease, (iv) the period within which
                                  mortgage lender may cure defaults under the
                                  Ground Lease is not tolled if mortgage lender
                                  is stayed from foreclosing on the Mortgaged
                                  Property in connection with a bankruptcy (or
                                  similar proceeding); (v) Pursuant to the
                                  Second Amendment to Ground Lease, the Ground
                                  Lease terminates on October 31, 2013 (less
                                  than the Stated Maturity Date of the related
                                  Mortgage Loan), however, while the Ground
                                  Lease provides for ten (10) remaining
                                  five-year extension periods, which are
                                  automatically deemed exercised unless the
                                  ground lessee elects not to extend the Ground
                                  Lease, the mortgage lender is not entitled to
                                  notice from the ground lessor and the right to
                                  exercise such extension options on behalf of
                                  the ground lessee in the event ground lessee
                                  elects not to extend; (vi) the Ground Lease
                                  gives the mortgage lender the right to receive
                                  a notice of default under the Ground Lease,
                                  and a right to cure such default, however, the
                                  Ground Lease does not specifically provide
                                  that a notice of lease termination is not
                                  effective unless a copy of such notice of
                                  lease termination has been delivered to
                                  mortgage lender; and (vii) in the event of a
                                  condemnation of all or any part of the
                                  Mortgaged Property, the award relating to the
                                  ground lessor's interests in the Mortgaged
                                  Property shall be paid in the following
                                  manner: (a) if the ground lessee exercises its
                                  option to terminate the Ground Lease, the
                                  award is first applied in the reduction of any
                                  mortgage or deed of trust on the Mortgaged
                                  Property, with any remaining amount paid to
                                  the ground lessor and ground lessee, and (b)
                                  in the event of a partial taking, the award is
                                  first given to the ground lessee for
                                  restoration, and any amounts remaining
                                  thereafter are applied to the reduction of any
                                  mortgage or deed of trust on the Mortgaged
                                  Property, and (3) With respect to the Ground
                                  Lease for the smaller portion of the Mortgaged
                                  Property known as Eastridge Crossing (Joel W.
                                  Wright, Jr. as ground lessor), (i) the time
                                  period within which the mortgage lender may
                                  cure defaults under the Ground Lease is not
                                  tolled if mortgage lender is stayed from
                                  foreclosing on the Mortgaged Property in
                                  connection with a bankruptcy (or similar
                                  proceeding) and (ii) in the event of a
                                  condemnation of all or any part of the
                                  Mortgaged Property, the award relating to the
                                  ground lessor's interests in the Mortgaged
                                  Property is paid to the ground lessor rather
                                  than to the ground lessee or mortgage lender.

                                  Englewood Crossing. In the event of a
                                  condemnation of all or any part of the
                                  Mortgaged Property, the award shall be divided
                                  between the Mortgagor and ground lessor to
                                  compensate each for their respective interest
                                  in the Mortgaged Property.

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
(xlvi) Fee Simple and Leasehold
Interest

(xlvii) Tax Lot; Utilities

(xlviii) Defeasance               Some of the Lehman Trust Mortgage Loans which
                                  are not ARD loans contemplate scheduled
                                  defeasance payments calculated as if the
                                  Mortgage Note matures upon commencement of the
                                  open prepayment periods.

(xlix) Primary Servicing Rights

(l) Mechanics' and
Materialmen's Liens               Under the law of the State of Illinois,
                                  subsequently filed mechanic's liens can be
                                  superior to the lien of a mortgage.

                                  Any related mortgaged real property which is
                                  subject to condominium documents may become
                                  subject to a lien for the failure to pay
                                  certain common charges owed pursuant to such
                                  documents, and that lien would be prior to the
                                  related mortgage.

(li) Due Date                     Innkeepers Portfolio. The Due Date is the
                                  ninth (9th) day of each calendar month, or if
                                  such day is not a business day, the
                                  immediately preceding business day.

(lii) Assignment of Leases

(liii) Mortgagor Formation or
Incorporation

(liv) No Ownership Interest in
Mortgagor

(lv) Common Ownership             PECO Portfolio, Belvedere Plaza, Barclays
                                  Place Shopping Center

                                  100 Wall Street, Greensboro Park, One Fair
                                  Oaks Plaza, One Sansome Street.

                                  Portsmouth Station Shopping Center, Spring
                                  Valley Town Center, Tower Square Retail.

                                  Englewood Crossing, Flyer Shoppes, The Shoppes
                                  at Kettering Pointe.

                                  4931 Riverside Drive, The Ice House Office
                                  Building.

                                  Greenhouse on Holcomb Bridge, Highland Parc.

                                  Hampton Inn Memphis Southwind, Homewood Suites
                                  Memphis Southwind.

                                  Waxahachie Towne Center, Lohman's Crossing.

(lvi) Loan Outstanding

REPRESENTATION FROM SCHEDULE II   PROPERTY AND EXCEPTION
--------------------------------------------------------------------------------
(lvii) Usury

(lviii) ARD Mortgage Loan

(lix) Appraisal

                                   SCHEDULE IV

               SCHEDULE OF ENVIRONMENTALLY INSURED MORTGAGE LOANS

MORTGAGE
  LOAN                                                                 MORTGAGE LOAN
 NUMBER               PROPERTY NAME               PROPERTY ADDRESS         SELLER
------------------------------------------------------------------------------------

    2A      PECO Portfolio - Henrietta Plaza    1100 Jefferson Road,
                                                     Rochester,
                                                      NY 14467              LBHI

    2D         PECO Portfolio - Tops Plaza         5175 Broadway,
                                                   Depew, NY 14043          LBHI

    2G       PECO Portfolio - Turfway Plaza        6825 Burlington
                                                   Pike, Florence,
                                                      KY 41042              LBHI

    2H          PECO Portfolio - Eastwood          246 Versailles
                     Shopping Center               Road, Frankfort,
                                                      KY 40601              LBHI

    2I      PECO Portfolio - University Plaza     3500 Main Street,
                                                 Amherst, NY 14226          LBHI

    2Z      PECO Portfolio - Southside Plaza    708-744 Foote Avenue,
                                                Jamestown, NY 14701         LBHI

    50            Citizens Portfolio 3                 Various               UBS

    55            Citizens Portfolio 2                 Various               UBS

    58            Citizens Portfolio 1                 Various               UBS

    60        Torrance Self Storage - 2545         2545 West 190th
               West 190th Street, Torrance,     Street, Torrance, CA
                         CA 90504                       90504                UBS

    81               NorthPointe                100 Fletcher Avenue,
                                                   Tampa, FL 33612          LBHI

    94            Citizens Portfolio 6                Various                UBS

   100         Palm City Mobile Home Park         2379 Brandt Road,
                                                South Annville Town,
                                                      PA 17003               UBS

   106            Citizens Portfolio 16               Various                UBS

   112            Citizens Portfolio 29               Various                UBS

   129            Citizens Portfolio 8                Various                UBS

                                   SCHEDULE V

                   SCHEDULE OF INITIAL DEPOSIT MORTGAGE LOANS

MORTGAGE LOAN                                                                INITIAL DEPOSIT
   NUMBER            PROPERTY NAME                PROPERTY ADDRESS               AMOUNT
--------------------------------------------------------------------------------------------

      2B           PECO Portfolio -        4058 Route 42 North, Thompson,
                 Thompson Square Mall                 NY 12701                 $106,316.22

      2I           PECO Portfolio -        3500 Main Street, Amherst, NY
                  University Plaza -                   14226                   $ 57,636.10
                        Amherst

      2Q        PECO Portfolio - Redbud   2609 S. New Hope Road, Gastonia,
                        Commons                       NC 28056                 $ 50,269.08

      2R         PECO Portfolio Bi-Lo         511 Smokey Park Highway,
                   Center--Ashville              Ashville, NC 28715            $ 40,013.03

     2AB        PECO Portfolio - North     1145 York Street NE, Aiken, SC
                  Aiken Bi-Lo Center                    29801                  $ 33,223.82

     2AI           PECO Portfolio -             200 Thompson Street,
                  Eastridge Crossing          Hendersonville, NC 28792         $ 24,556.74

      13           707 Broad Street         707 Broad Street, Newark, NJ
                                                        07102                  $203,835.33

      64              South Plaza           1200-1280 South Broad Street,
                                                Brooksville, FL 34601          $ 44,497.92

      77         Sun Forest Apartments    420 Garland Drive, Lake Jackson,
                                                      TX 77566                 $ 34,506.88

      86        Loop 1604 Self Storage      10507 Schaenfield Road & 822,
                                                San Antonio, TX 78254          $ 25,385.56

     121            3M Bentonville              SE Otis Corley Drive,
                   Office/Warehouse             Bentonville, AR 72712          $ 14,114.04

     134           Merrick Crossing        2008 Merchant Drive, Richmond,
                                                      KY 40475                 $ 11,728.33

Total Initial
   Deposit
   Amounts                                                                     $646,083.06

                                   SCHEDULE VI

                      SCHEDULE OF MORTGAGE LOANS SECURED BY
                   A HOSPITALITY PROPERTY OR NURSING FACILITY

MORTGAGE
  LOAN                                                                  TYPE OF       MORTGAGE LOAN
 NUMBER              PROPERTY NAME              PROPERTY ADDRESS       PROPERTY          SELLER
---------------------------------------------------------------------------------------------------

    1      Innkeepers Portfolio                     Various              Hotel            LBHI

   14      Texas SLC Portfolio                      Various        Nursing Facility       LBHI

   21      Dolce Norwalk                        32 Weed Avenue,
                                               Norwalk, CT 06850         Hotel             UBS

   47      Hampton Inn Memphis Southwind       3579 Hacks Cross
                                               Road, Memphis, TN
                                                     38125               Hotel            LBHI

   53      Homewood Suites Memphis Southwind   3583 Hacks Cross
                                               Road, Memphis, TN
                                                     38125               Hotel            LBHI

   74      Holiday Inn Express - Hillcroft      6687 Southwest
                                               Freeway, Houston,
                                                   TX 77074              Hotel            LBHI

                                  SCHEDULE VII

                   SCHEDULE OF EARLY DEFEASANCE MORTGAGE LOANS

                                      NONE.

                                  SCHEDULE VIII

           SCHEDULE OF ADDITIONAL MORTGAGE LOAN ORIGINATION DOCUMENTS

                                      NONE.

                                   SCHEDULE IX

                  SCHEDULE OF ADDITIONAL SECTION 2.03 DOCUMENTS

                                      NONE.

                                   SCHEDULE X

                                   [RESERVED]

                                   SCHEDULE XI

                SCHEDULE OF CLASS A-AB PLANNED PRINCIPAL BALANCES

                      MONTH AND YEAR          CLASS A-AB PLANNED
                   OF DISTRIBUTION DATE        PRINCIPAL BALANCE
                 -------------------------    ------------------
                 September 2007                 $67,000,000.00
                 October 2007                   $67,000,000.00
                 November 2007                  $67,000,000.00
                 December 2007                  $67,000,000.00
                 January 2008                   $67,000,000.00
                 February 2008                  $67,000,000.00
                 March 2008                     $67,000,000.00
                 April 2008                     $67,000,000.00
                 May 2008                       $67,000,000.00
                 June 2008                      $67,000,000.00
                 July 2008                      $67,000,000.00
                 August 2008                    $67,000,000.00
                 September 2008                 $67,000,000.00
                 October 2008                   $67,000,000.00
                 November 2008                  $67,000,000.00
                 December 2008                  $67,000,000.00
                 January 2009                   $67,000,000.00
                 February 2009                  $67,000,000.00
                 March 2009                     $67,000,000.00
                 April 2009                     $67,000,000.00
                 May 2009                       $67,000,000.00
                 June 2009                      $67,000,000.00
                 July 2009                      $67,000,000.00
                 August 2009                    $67,000,000.00
                 September 2009                 $67,000,000.00
                 October 2009                   $67,000,000.00
                 November 2009                  $67,000,000.00
                 December 2009                  $67,000,000.00
                 January 2010                   $67,000,000.00
                 February 2010                  $67,000,000.00
                 March 2010                     $67,000,000.00
                 April 2010                     $67,000,000.00
                 May 2010                       $67,000,000.00
                 June 2010                      $67,000,000.00
                 July 2010                      $67,000,000.00
                 August 2010                    $67,000,000.00
                 September 2010                 $67,000,000.00
                 October 2010                   $67,000,000.00
                 November 2010                  $67,000,000.00
                 December 2010                  $67,000,000.00

                      MONTH AND YEAR          CLASS A-AB PLANNED
                   OF DISTRIBUTION DATE        PRINCIPAL BALANCE
                 -------------------------    ------------------
                 January 2011                   $67,000,000.00
                 February 2011                  $67,000,000.00
                 March 2011                     $67,000,000.00
                 April 2011                     $67,000,000.00
                 May 2011                       $67,000,000.00
                 June 2011                      $67,000,000.00
                 July 2011                      $67,000,000.00
                 August 2011                    $67,000,000.00
                 September 2011                 $67,000,000.00
                 October 2011                   $67,000,000.00
                 November 2011                  $67,000,000.00
                 December 2011                  $67,000,000.00
                 January 2012                   $67,000,000.00
                 February 2012                  $67,000,000.00
                 March 2012                     $67,000,000.00
                 April 2012                     $67,000,000.00
                 May 2012                       $67,000,000.00
                 June 2012                      $67,000,000.00
                 July 2012                      $65,551,054.98
                 August 2012                    $64,671,000.00
                 September 2012                 $63,717,000.00
                 October 2012                   $62,489,000.00
                 November 2012                  $61,485,000.00
                 December 2012                  $60,245,000.00
                 January 2013                   $59,228,000.00
                 February 2013                  $58,206,000.00
                 March 2013                     $56,491,000.00
                 April 2013                     $55,453,000.00
                 May 2013                       $54,181,000.00
                 June 2013                      $53,130,000.00
                 July 2013                      $51,845,000.00
                 August 2013                    $50,782,000.00
                 September 2013                 $49,712,000.00
                 October 2013                   $48,409,000.00
                 November 2013                  $47,326,000.00
                 December 2013                  $46,010,000.00
                 January 2014                   $39,476,000.00
                 February 2014                  $38,382,000.00
                 March 2014                     $36,605,000.00
                 April 2014                     $35,494,000.00
                 May 2014                       $34,152,000.00
                 June 2014                      $33,028,000.00
                 July 2014                      $32,000,000.00
                 August 2014                    $31,500,109.57
                 September 2014                 $30,376,000.00
                 October 2014                   $29,026,000.00

                      MONTH AND YEAR          CLASS A-AB PLANNED
                   OF DISTRIBUTION DATE        PRINCIPAL BALANCE
                 -------------------------    ------------------
                 November 2014                  $27,889,000.00
                 December 2014                  $26,525,000.00
                 January 2015                   $25,374,000.00
                 February 2015                  $24,217,000.00
                 March 2015                     $22,394,000.00
                 April 2015                     $21,220,000.00
                 May 2015                       $19,820,000.00
                 June 2015                      $18,632,000.00
                 July 2015                      $17,218,000.00
                 August 2015                    $16,015,000.00
                 September 2015                 $14,806,000.00
                 October 2015                   $13,371,000.00
                 November 2015                  $12,147,000.00
                 December 2015                  $10,698,000.00
                 January 2016                   $ 9,459,000.00
                 February 2016                  $ 8,213,000.00
                 March 2016                     $ 6,526,000.00
                 April 2016                     $ 5,263,000.00
                 May 2016                       $ 3,777,000.00
                 June 2016                      $ 2,500,000.00
                 July 2016                      $   999,000.00
                 August 2016 and thereafter     $         0.00

                                  SCHEDULE XII

         SCHEDULE OF SIGNIFICANT OBLIGOR FINANCIAL STATEMENT RECIPIENTS

Tricia B. Hall
Phone: (212) 526-5850
Email: thall@lehman.com

David Nass
Phone: (212) 526-8829
Email: dnass@lehman.com

Justin Driscoll
Phone: (212) 526-1793
Email: jdriscol@lehman.com

Catherine Harnett
Phone: (212) 526-7170
Email: charnett@lehman.com

Jingying Wu
Phone: (212) 526-2517
Email: jingying.wu@lehman.com

Emily Small
Phone: (212) 526-3849
Email: esmall@lehman.com / emily.small@lehman.com

John Schwartz
Phone: (404) 420-5509
Email: jschwartz@trimontrea.com

                                   EXHIBIT A-1

         FORM OF CLASS [A-1] [A-2] [A-3] [A-AB] [A-4] [A-1A] CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6
         CLASS [A-1] [A-2] [A-3] [A-AB] [A-4] [A-1A] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 2007-C6

This is one of a series of commercial mortgage pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a
"Class"), which series of Certificates evidences the entire beneficial ownership interest in one or more trusts (individually and collectively, as the context may require, the "Trust"), whose assets consist primarily of a pool (the
"Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage
Loans"), such pool being formed and sold by

                   STRUCTURED ASSET SECURITIES CORPORATION II

Pass-Through Rate: As set forth in the   Initial Certificate Principal Balance
Pooling and Servicing Agreement          of this Certificate as of the Closing
referred to herein                       Date: $_______________

Date of Pooling and Servicing            Class Principal Balance of all the
Agreement: August 13, 2007               Class [A-1] [A-2] [A-3] [A-AB] [A-4]
                                         [A-1A] Certificates as of the Closing
                                         Date: $_____________

Cut-off Date: August 13, 2007 (or, as    Aggregate unpaid principal balance of
to any Mortgage Loan, if later, the      the Mortgage Pool as of the Cut-off
related date of origination)             Date, after deducting payments of
                                         principal due on or before such date:
                                         $2,978,936,714

Closing Date: August 30, 2007

First Distribution Date: September 17,
2007

Master Servicer: Wachovia Bank,          Trustee: LaSalle Bank National
National Association                     Association

Special Servicer: Midland Loan
Services, Inc.

Certificate No. [A-1] [A-2] [A-3]        CUSIP No.: _____________
[A-AB] [A-4] [A-1A]-___

                                      A-1-1

[FOR BOOK ENTRY CERTIFICATES:] UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR
ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY
INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH
ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, IF THE PURCHASE OR HOLDING OF THIS CERTIFICATE OR SUCH INTEREST
HEREIN WOULD RESULT IN A VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION
4975 OF THE CODE OR WOULD RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER
SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED
ASSET SECURITIES CORPORATION II, WACHOVIA BANK, NATIONAL ASSOCIATION, MIDLAND
LOAN SERVICES, INC., LASALLE BANK NATIONAL ASSOCIATION OR ANY OF THEIR
RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER
PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS
THAN THE AMOUNT SHOWN ABOVE.

          This certifies that Cede & Co. is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The
Trust was created and the Certificates were issued pursuant to a Pooling

                                      A-1-2

and Servicing Agreement, dated as specified above (the "Agreement"), between
Structured Asset Securities Corporation II, as depositor (the "Depositor", which term includes any successor entity under the Agreement), Wachovia Bank, National
Association, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, Inc., as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and LaSalle Bank National Association, as trustee (the
"Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

          Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such
11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date");
provided that, if the initial Distribution Date occurs in the same calendar month as the Closing Date, then the Record Date for the initial Distribution
Date shall be the Closing Date. Such distributions shall be in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable
Distribution Date in respect of the Class of Certificates to which this
Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions generally no less than five (5) Business Days prior to the Record Date for such distribution or, in the case of the first such distribution, no later than the Closing Date
(which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.
Notwithstanding the above, the final distribution in respect of this Certificate
(determined without regard to any possible future reimbursement of any related
Loss Reimbursement Amount) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any related Loss Reimbursement Amount, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

          Any distribution to the Holder of this Certificate in reduction of the
Certificate Principal Balance hereof is binding on such Holder and all future
Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                                      A-1-3

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the
Agreement, withdrawals from the Custodial Accounts, the Collection Account and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to
Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the
Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the
Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations evidencing the same aggregate Percentage
Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may
require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          [FOR BOOK ENTRY CERTIFICATES: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of
DTC.]

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the
Trustee (except that such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this
Certificate or an interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, each offeree and/or holder of this Certificate (and each employee, representative, or other agent of such offeree or holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions
(as defined in section 1.6011-4 of the Treasury Department regulations)
associated herewith and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure.

          Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee,
the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all

                                      A-1-4

purposes, and none of the Depositor, the Master Servicer, the Special Servicer,
the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment
(or any advance with respect thereto) on or other liquidation of the last
Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer
or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the
Trust. The Agreement permits, but does not require, any Controlling Class
Certificateholder (with priority among such Holders being given to the Holder of
Certificates representing the greatest Percentage Interest in the Controlling
Class), the Special Servicer, the Master Servicer, the Depositor or Lehman
Brothers Inc., in the order of priority set forth in the Agreement, to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates;
however, such right to purchase is subject to the aggregate Stated Principal
Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the initial aggregate Certificate Principal Balance of all of the Principal Balance
Certificates.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the
Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal
Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee
and any Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a
REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of law principles of such state
(other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-1-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [A-1] [A-2] [A-3] [A-AB] [A-4] [A-1A]
Certificates referred to in the within-mentioned Agreement.

Dated: _____________

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Authenticating Agent

                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                      A-1-6

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                      (please print or typewrite name and
                 address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within
Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the
Certificate Register of the Trust.

          I (we) further direct the issuance of a new Commercial Mortgage
Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of Assignor

                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
for the account of ____________________________________________________________.

          Distributions made by check (such check to be made payable to ________
______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by ______________________________, the assignee named above, or __________________________________, as its agent.

                                      A-1-7

                                   EXHIBIT A-2

                           FORM OF CLASS X CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6
              CLASS X COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2007-C6

This is one of a series of commercial mortgage pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a
"Class"), which series of Certificates evidences the entire beneficial ownership interest in one or more trusts (individually and collectively, as the context may require, the "Trust"), whose assets consist primarily of a pool (the
"Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage
Loans"), such pool being formed and sold by

                   STRUCTURED ASSET SECURITIES CORPORATION II

Pass-Through Rate: As set forth in the   Initial Certificate Notional Amount of
Pooling and Servicing Agreement          this Certificate as of the Closing
referred to herein                       Date: $_____________

Date of Pooling and Servicing            Class Notional Amount of all the Class
Agreement: August 13, 2007               X Certificates as of the Closing Date:
                                         $2,978,936,714

Cut-off Date: August 13, 2007 (or, as    Aggregate unpaid principal balance of
to any Mortgage Loan, if later, the      the Mortgage Pool as of the Cut-off
related date of origination)             Date, after deducting payments of
                                         principal due on or before such date:
                                         $2,978,936,714

Closing Date: August 30, 2007

First Distribution Date: September 17,
2007

Master Servicer: Wachovia Bank,          Trustee: LaSalle Bank National
National Association                     Association

Special Servicer: Midland Loan
Services, Inc.

Certificate No. X-___                    CUSIP No.: _____________

                                      A-2-1

[FOR BOOK ENTRY CERTIFICATES: UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR
ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY
INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH
ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, IF THE PURCHASE OR HOLDING OF THIS CERTIFICATE OR SUCH INTEREST
HEREIN WOULD RESULT IN A VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION
4975 OF THE CODE OR WOULD RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER
SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED
ASSET SECURITIES CORPORATION II, WACHOVIA BANK, NATIONAL ASSOCIATION, MIDLAND
LOAN SERVICES, INC., LASALLE BANK NATIONAL ASSOCIATION OR ANY OF THEIR
RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER
PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN
THE AMOUNT SHOWN ABOVE. THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL
BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF
PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF INTEREST
ACCRUED AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN ON
THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ABOVE.

                                      A-2-2

          This certifies that Cede & Co. is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the notional principal amount of this Certificate (its "Certificate Notional
Amount") as of the Closing Date by the aggregate notional principal amount of all the Certificates of the same Class as this Certificate (their "Class
Notional Amount") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the
"Agreement"), between Structured Asset Securities Corporation II, as depositor
(the "Depositor", which term includes any successor entity under the Agreement),
Wachovia Bank, National Association, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan
Services, Inc., as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and LaSalle Bank National
Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

          Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such
11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date");
provided that, if the initial Distribution Date occurs in the same calendar month as the Closing Date, then the Record Date for the initial Distribution
Date shall be the Closing Date. Such distributions shall be in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable
Distribution Date in respect of the Class of Certificates to which this
Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions generally no less than five (5) Business Days prior to the Record Date for such distribution or, in the case of the first such distribution, no later than the Closing Date
(which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.
Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the
Agreement, withdrawals from the Custodial Accounts, the Collection Account and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to
Certificateholders, such purposes including the reimbursement of

                                      A-2-3

advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the
Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the
Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations evidencing the same aggregate Percentage
Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may
require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          [FOR BOOK ENTRY CERTIFICATES: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of
DTC.]

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the
Trustee (except that such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this
Certificate or an interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, each offeree and/or holder of this Certificate (and each employee, representative, or other agent of such offeree or holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions
(as defined in section 1.6011-4 of the Treasury Department regulations)
associated herewith and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure.

          Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee,
the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the
Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to

                                      A-2-4

them pursuant to the Agreement following the earlier of (i) the final payment
(or any advance with respect thereto) on or other liquidation of the last
Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer
or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the
Trust. The Agreement permits, but does not require, any Controlling Class
Certificateholder (with priority among such Holders being given to the Holder of
Certificates representing the greatest Percentage Interest in the Controlling
Class), the Special Servicer, the Master Servicer, the Depositor or Lehman
Brothers Inc., in the order of priority set forth in the Agreement, to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates;
however, such right to purchase is subject to the aggregate Stated Principal
Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the initial aggregate Certificate Principal Balance of all of the Principal Balance
Certificates.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the
Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal
Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee
and any Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a
REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of law principles of such state
(other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-2-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Certificate Registrar

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated: _____________

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Authenticating Agent

                                     By:
                                         ---------------------------------------
                                        Authorized Officer

                                      A-2-6

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                       (please print or typewrite name and
                 address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within
Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the
Certificate Register of the Trust.

          I (we) further direct the issuance of a new Commercial Mortgage
Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of Assignor

                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
for the account of ____________________________________________________________.

          Distributions made by check (such check to be made payable to_________
______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by ______________________________, the assignee named above, or __________________________________, as its agent.

                                      A-2-7

                                   EXHIBIT A-3

            FORM OF CLASS [A-M] [A-J] [B] [C] [D] [E] [F] CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6
            CLASS [A-M] [A-J] [B] [C] [D] [E] [F] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 2007-C6

This is one of a series of commercial mortgage pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a
"Class"), which series of Certificates evidences the entire beneficial ownership interest in one or more trusts (individually and collectively, as the context may require, the "Trust"), whose assets consist primarily of a pool (the
"Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage
Loans"), such pool being formed and sold by

                   STRUCTURED ASSET SECURITIES CORPORATION II

Pass-Through Rate: As set forth in the   Initial Certificate Principal Balance
Pooling and Servicing Agreement          of this Certificate as of the Closing
referred to herein                       Date: $_____________

Date of Pooling and Servicing            Class Principal Balance of all the
Agreement: August 13, 2007               Class [A-M] [A-J] [B] [C] [D] [E] [F]
                                         Certificates as of the Closing Date:
                                         $_____________

Cut-off Date: August 13, 2007 (or, as    Aggregate unpaid principal balance of
to any Mortgage Loan, if later, the      the Mortgage Pool as of the Cut-off
related date of origination)             Date, after deducting payments of
                                         principal due on or before such date:
                                         $2,978,936,714

Closing Date: August 30, 2007

First Distribution Date: September 17,
2007

Master Servicer: Wachovia Bank,          Trustee: LaSalle Bank National
National Association                     Association

Special Servicer: Midland Loan
Services, Inc.

Certificate No. [A-M] [A-J] [B] [C]      CUSIP No.: _____________
[D] [E] [F]-___

                                      A-3-1

[FOR BOOK ENTRY CERTIFICATES: UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR
ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY
INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH
ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, IF THE PURCHASE OR HOLDING OF THIS CERTIFICATE OR SUCH INTEREST
HEREIN WOULD RESULT IN A VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION
4975 OF THE CODE OR WOULD RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER
SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED
ASSET SECURITIES CORPORATION II, WACHOVIA BANK, NATIONAL ASSOCIATION, MIDLAND
LOAN SERVICES, INC., LASALLE BANK NATIONAL ASSOCIATION OR ANY OF THEIR
RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER
PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO
ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE
EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS
THAN THE AMOUNT SHOWN ABOVE.

          This certifies that Cede & Co. is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its

                                      A-3-2

"Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate
(their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), between Structured Asset Securities Corporation II, as depositor (the "Depositor", which term includes any successor entity under the
Agreement), Wachovia Bank, National Association, as master servicer (the "Master
Servicer", which term includes any successor entity under the Agreement),
Midland Loan Services, Inc., as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and LaSalle Bank
National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the
Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound. In the event of any conflict between any provision of this
Certificate and any provision of the Agreement, such provision of this
Certificate shall be superseded to the extent of such inconsistency.

          Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such
11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date");
provided that, if the initial Distribution Date occurs in the same calendar month as the Closing Date, then the Record Date for the initial Distribution
Date shall be the Closing Date. Such distributions shall be in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable
Distribution Date in respect of the Class of Certificates to which this
Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions generally no less than five (5) Business Days prior to the Record Date for such distribution or, in the case of the first such distribution, no later than the Closing Date
(which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.
Notwithstanding the above, the final distribution in respect of this Certificate
(determined without regard to any possible future reimbursement of any related
Loss Reimbursement Amount) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any related Loss Reimbursement Amount, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                                      A-3-3

          Any distribution to the Holder of this Certificate in reduction of the
Certificate Principal Balance hereof is binding on such Holder and all future
Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the
Agreement, withdrawals from the Custodial Accounts, the Collection Account and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to
Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the
Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the
Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations evidencing the same aggregate Percentage
Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may
require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          [FOR BOOK ENTRY CERTIFICATES: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of
DTC.]

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the
Trustee (except that such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this
Certificate or an interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, each offeree and/or holder of this Certificate (and each employee, representative, or other agent of such offeree or holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions
(as defined in section 1.6011-4 of the Treasury Department regulations)
associated herewith and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure.

                                      A-3-4

          Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee,
the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the
Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment
(or any advance with respect thereto) on or other liquidation of the last
Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer
or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the
Trust. The Agreement permits, but does not require, any Controlling Class
Certificateholder (with priority among such Holders being given to the Holder of
Certificates representing the greatest Percentage Interest in the Controlling
Class), the Special Servicer, the Master Servicer, the Depositor or Lehman
Brothers Inc., in the order of priority set forth in the Agreement, to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates;
however, such right to purchase is subject to the aggregate Stated Principal
Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the initial aggregate Certificate Principal Balance of all of the Principal Balance
Certificates.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the
Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal
Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee
and any Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a
REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of law principles of such state
(other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-3-5

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Certificate Registrar

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [A-M] [A-J] [B] [C] [D] [E] [F] Certificates
referred to in the within-mentioned Agreement.

Dated: _____________

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Authenticating Agent

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                                      A-3-6

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                      (please print or typewrite name and
                 address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within
Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the
Certificate Register of the Trust.

          I (we) further direct the issuance of a new Commercial Mortgage
Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of Assignor

                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
for the account of ____________________________________________________________.

          Distributions made by check (such check to be made payable to ________
______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by ______________________________, the assignee named above, or __________________________________, as its agent.

                                      A-3-7

                                   EXHIBIT A-4

    FORM OF CLASS [A-2FL] [A-MFL] [G] [H] [J] [K] [L] [M] [N] [P] [Q] [S] [T]
                                   CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6
  CLASS [A-2FL] [A-MFL] [G] [H] [J] [K] [L] [M] [N] [P] [Q] [S] [T] COMMERCIAL
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2007-C6

This is one of a series of commercial mortgage pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a
"Class"), which series of Certificates evidences the entire beneficial ownership interest in one or more trusts (individually and collectively, as the context may require, the "Trust"), whose assets consist primarily of a pool (the
"Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage
Loans"), such pool being formed and sold by

                   STRUCTURED ASSET SECURITIES CORPORATION II

Pass-Through Rate: As set forth in the   Initial Certificate Principal Balance
Pooling and Servicing Agreement          of this Certificate as of the Closing
referred to herein                       Date: $____________

Date of Pooling and Servicing            Class Principal Balance of all the
Agreement: August 13, 2007               Class [A-2FL] [A-MFL] [G] [H] [J] [K]
                                         [L] [M] [N] [P] [Q] [S] [T]
                                         Certificates as of the Closing Date:
                                         $____________

Cut-off Date: August 13, 2007 (or, as    Aggregate unpaid principal balance of
to any Mortgage Loan, if later, the      the Mortgage Pool as of the Cut-off
related date of origination)             Date, after deducting payments of
                                         principal due on or before such date:
                                         $2,978,936,714

Closing Date: August 30, 2007

First Distribution Date: September 17,
2007

Master Servicer: Wachovia Bank,          Trustee: LaSalle Bank National
National Association                     Association

Special Servicer: Midland Loan
Services, Inc.

Certificate No. [A-2FL] [A-MFL] [G]      CUSIP No.: _____________
[H] [J] [K] [L] [M] [N] [P] [Q] [S]
[T]-___

                                      A-4-1

[FOR BOOK ENTRY CERTIFICATES: UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK
CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR
ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE.
ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY
INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A
TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH
IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY
INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH
ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED
ASSET SECURITIES CORPORATION II, WACHOVIA BANK, NATIONAL ASSOCIATION, MIDLAND
LOAN SERVICES, INC., LASALLE BANK NATIONAL ASSOCIATION OR ANY OF THEIR
RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER
PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO
ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE
EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[FOR ALL CERTIFICATES OTHER THAN FLOATING RATE CERTIFICATES: SOLELY FOR U.S.
FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR

                                      A-4-2

INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.] [FOR
FLOATING RATE CERTIFICATES: SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE REPRESENTS AN INTEREST IN A GRANTOR TRUST WHOSE ASSETS INCLUDE,
AMONG OTHER THINGS, AN INTEREST RATE SWAP AGREEMENT AND A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS
THAN THE AMOUNT SHOWN ABOVE.

          This certifies that Cede & Co. is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The
Trust was created and the Certificates were issued pursuant to a Pooling and
Servicing Agreement, dated as specified above (the "Agreement"), between
Structured Asset Securities Corporation II, as depositor (the "Depositor", which term includes any successor entity under the Agreement), Wachovia Bank, National
Association, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, Inc., as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and LaSalle Bank National Association, as trustee (the
"Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

          Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such
11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date");
provided that, if the initial Distribution Date occurs in the same calendar month as the Closing Date, then the Record Date for the initial Distribution
Date shall be the Closing Date. Such distributions shall be in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable
Distribution Date in respect of the Class of Certificates to which this
Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions generally no less than five (5) Business Days prior to the Record Date for such distribution or, in the case of the first such distribution, no later than the Closing Date

                                      A-4-3

(which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.
Notwithstanding the above, the final distribution in respect of this Certificate
(determined without regard to any possible future reimbursement of any related
Loss Reimbursement Amount) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any related Loss Reimbursement Amount, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

          Any distribution to the Holder of this Certificate in reduction of the
Certificate Principal Balance hereof is binding on such Holder and all future
Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          The Certificates are limited in right of distribution to [FOR FLOATING
RATE CERTIFICATES: payments under the related Swap Agreement and] certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the
Agreement, withdrawals from the Custodial Accounts, the Collection Account and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to
Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the
Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the
Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations evidencing the same aggregate Percentage
Interest will be issued to the designated transferee or transferees.

          No direct or indirect transfer, sale, pledge, hypothecation or other disposition (each, a "Transfer") of this Certificate or any interest herein shall be made unless that Transfer is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

                                      A-4-4

          If this Certificate constitutes a Definitive Certificate and a
Transfer hereof is to be made without registration under the Securities Act
(other than in connection with the initial issuance of the Certificates or a
Transfer of this Certificate by the Depositor, Lehman Brothers Inc. or any of
their respective Affiliates or, if this Certificate is a Global Certificate, a
Transfer of this Certificate to a successor Depository or to the applicable
Certificate Owner in accordance with Section 5.03 of the Agreement), then the
Certificate Registrar shall refuse to register such Transfer unless it receives
(and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such Transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such
Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such
Transferee is an Institutional Accredited Investor or a Qualified Institutional
Buyer and such Transfer may be made without registration under the Securities
Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Tax Administrator,
the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such Transfer from the Certificateholder desiring to effect such
Transfer and/or such Certificateholder's prospective Transferee on which such
Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject Transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the
Opinion of Counsel described in clause (ii) of the preceding sentence, then such
Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached to the
Agreement are, with respect to the subject Transfer, true and correct.
Definitive Non-Registered Certificates may only be held by Qualified
Institutional Buyers and Institutional Accredited Investors.

          No beneficial interest in a Rule 144A Global Certificate for any Class of Book-Entry Non-Registered Certificates may be held by any Person that is not a Qualified Institutional Buyer. If this Certificate constitutes a Rule 144A
Global Certificate and a Transfer of any interest herein is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a Transfer of any interest herein by the
Depositor, Lehman Brothers Inc. or any of their respective Affiliates), then the
Certificate Owner desiring to effect such Transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement, or (ii) an
Opinion of Counsel to the effect that such Transferee is a Qualified
Institutional Buyer and such Transfer may be made without registration under the
Securities Act. If this Certificate constitutes a Rule 144A Global Certificate and any Transferee of an interest herein does not, in connection with the subject Transfer, deliver to the Transferor the Opinion of Counsel or the certification described in the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in Exhibit F-2C attached to the Agreement are, with respect to the subject
Transfer, true and correct. Furthermore, if this Certificate constitutes a Rule
144A Global Certificate for the Class T Certificates and a Transfer of any
interest herein is to be made without registration under the Securities Act, any
Certificate Owner desiring to effect a transfer of this Certificate or any interest herein may not sell or otherwise transfer this Certificate or any interest herein unless it has provided the Depositor with prior written notice of such transfer (together with a copy of the certificate (executed by the proposed transferee) or Opinion of Counsel referred to above in this paragraph);
such notice to be delivered to Structured Asset Securities Corporation II, 745
Seventh Avenue, New York, New York 10019, Attention: Scott Lechner--LB-UBS
Commercial Mortgage Trust 2007-C6, facsimile number: (646) 758-4203.

                                      A-4-5

          Notwithstanding the preceding paragraph, any interest in the Rule 144A
Global Certificate for a Class of Book-Entry Non-Registered Certificates may be
transferred to any Non-United States Securities Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate for such
Class of Certificates, provided that the Certificate Owner desiring to effect such Transfer (i) complies with the requirements for Transfers of interests in such Regulation S Global Certificate set forth in the following paragraph and
(ii) delivers or causes to be delivered to the Certificate Registrar and the
Trustee (A) a certificate from such Certificate Owner confirming its ownership of the beneficial interests in the subject Class of Book-Entry Non-Registered
Certificates to be transferred, (B) a copy of the certificate to be obtained by such Certificate Owner from its prospective Transferee in accordance with the second sentence of the following paragraph and (C) such written orders and instructions as are required under the applicable procedures of the Depository,
Clearstream and Euroclear to direct the Trustee, as transfer agent for the
Depository, to approve the debit of the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, and approve the credit of the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in the subject Class of Book-Entry Non-Registered
Certificates to be transferred. Upon delivery to the Certificate Registrar and the Trustee of such certifications and such orders and instructions, the
Trustee, subject to and in accordance with the applicable procedures of the
Depository, shall reduce the denomination of the Rule 144A Global Certificate in respect of the subject Class of Book-Entry Non-Registered Certificates, and increase the denomination of the Regulation S Global Certificate for such Class of Certificates, by the denomination of the beneficial interest in such Class of
Certificates specified in such orders and instructions.

          No beneficial interest in the Regulation S Global Certificate for any
Class of Book-Entry Non-Registered Certificates may be held by a United States
Securities Person. Any Certificate Owner desiring to effect any Transfer of an interest in the Regulation S Global Certificate for any Class of Book-Entry
Non-Registered Certificates shall be required to obtain from such Certificate
Owner's prospective Transferee a certificate substantially in the form set forth in Exhibit F-2D to the Agreement to the effect that such Transferee is not a
United States Securities Person. If any Transferee of an interest in the
Regulation S Global Certificate for any Class of Book-Entry Non-Registered
Certificates does not, in connection with the subject Transfer, deliver to the
Transferor the certification described in the preceding sentence, then such
Transferee shall be deemed to have represented and warranted that all the certifications set forth in Exhibit F-2D to the Agreement are, with respect to the subject Transfer, true and correct.

          Notwithstanding the preceding paragraph, any interest in the
Regulation S Global Certificate for a Class of Book-Entry Non-Registered
Certificates may be transferred to any Qualified Institutional Buyer that takes delivery in the form of a beneficial interest in the Rule 144A Global
Certificate for such Class of Certificates, provided that the Certificate Owner desiring to effect such transfer (i) complies with the requirements for
Transfers of interests in such Rule 144A Global Certificate set forth in the third paragraph above this paragraph and (ii) delivers or causes to be delivered to the Certificate Registrar and the Trustee (A) a certificate from such
Certificate Owner confirming its ownership of the beneficial interests in the subject Class of Book-Entry Non-Registered Certificates to be transferred, (B) a copy of the certificate or Opinion of Counsel to be obtained by such Certificate
Owner from its prospective Transferee in accordance with the second sentence of the third paragraph above this paragraph and (C) such written orders and instructions as are required under the applicable procedures of the Depository,
Clearstream and Euroclear to direct the Trustee to debit the account of a

                                      A-4-6

Depository Participant by a denomination of interests in such Regulation S
Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests in the subject Class of Book-Entry
Non-Registered Certificates to be transferred. Upon delivery to the Certificate
Registrar and the Trustee of such certification(s) and/or Opinion of Counsel and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the
Regulation S Global Certificate in respect of the subject Class of Book-Entry
Non-Registered Certificates, and increase the denomination of the Rule 144A
Global Certificate for such Class of Certificates, by the denomination of the beneficial interest in such Class of Certificates specified in such orders and instructions.

          Also notwithstanding the foregoing, any interest in a Global
Certificate with respect to any Class of Book-Entry Non-Registered Certificates
may be transferred by any Certificate Owner holding such interest to any
Institutional Accredited Investor (other than a Qualified Institutional Buyer)
that takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar and the
Trustee of (i) such certifications and/or opinions as are contemplated by the fifth paragraph above this paragraph and (ii) such written orders and instructions as are required under the applicable procedures of the Depository to direct the Trustee to debit the account of a Depository Participant by the denomination of the transferred interests in such Global Certificate. Upon delivery to the Certificate Registrar and the Trustee of the certifications and/or opinions contemplated by the fifth paragraph above this paragraph, the
Trustee, subject to and in accordance with the applicable procedures of the
Depository, shall reduce the denomination of the subject Global Certificate by the denomination of the transferred interests in such Global Certificate, and shall cause a Definitive Certificate of the same Class as such Global
Certificate, and in a denomination equal to the reduction in the denomination of such Global Certificate, to be executed, authenticated and delivered in accordance with the Agreement to the applicable Transferee.

          None of the Depositor, the Trustee or the Certificate Registrar is
obligated to register or qualify the Class of Certificates to which this
Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the
Transfer of this Certificate or any interest herein without such registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a
Transfer of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the Underwriters, the Trustee, any Fiscal Agent,
the Master Servicer, the Special Servicer, the Tax Administrator, the
Certificate Registrar and their respective Affiliates against any liability that may result if such Transfer is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

          No Transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective
Transferee would result in a violation of Section 406 or 407 of ERISA or Section
4975 of the Code or would result in the imposition of an excise tax under
Section 4975 of the Code. Except in connection with the initial

                                      A-4-7

issuance of the Certificates or any Transfer of this Certificate or any interest herein by the Depositor, Lehman Brothers Inc. or any of their respective
Affiliates or, if this Certificate constitutes a Global Certificate, any
Transfer of this Certificate to a successor Depository or to the applicable
Certificate Owner in accordance with Section 5.03 of the Agreement, the
Certificate Registrar shall refuse to register the Transfer of this Certificate unless it has received from the prospective Transferee, and, if this Certificate constitutes a Global Certificate, any Certificate Owner transferring an interest herein shall be required to obtain from its prospective Transferee, one of the following: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate or such interest herein by such prospective
Transferee is exempt from the prohibited transaction provisions of Sections
406(a) and (b) and 407 of ERISA and the excise taxes imposed on such prohibited transactions by Sections 4975(a) and (b) of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this
Certificate is rated in one of the four highest generic rating categories by either Rating Agency, and this Certificate or an interest herein is being acquired by or on behalf of a Plan in reliance on any of Prohibited Transaction
Exemption 91-14, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the
Securities Act and (Y) is not sponsored (within the meaning of Section 3(16)(B)
of ERISA) by the Trustee, the Depositor, any Mortgage Loan Seller, any Swap
Counterparty, the Master Servicer, the Special Servicer, any Sub-Servicer, any
Person responsible for servicing an Outside Serviced Trust Mortgage Loan or administering an Outside Administered REO Property, any Exemption-Favored Party
or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the Mortgage Loans determined as of the Closing Date, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its Transferees that are Plans a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such
Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y) [FOR FLOATING RATE CERTIFICATES: , and a second certification to the effect that its acquisition and holding of this
Certificate or an interest herein are eligible for the exemptive relief available under at least one of Prohibited Transaction Exemption 84-14, 90-1,
91-38, 96-23 or 95-60]; or (iv) a certification of facts and an Opinion of
Counsel which otherwise establish to the reasonable satisfaction of the Trustee or such Certificate Owner, as the case may be, that such Transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code
or result in the imposition of an excise tax under Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject Transfer, deliver to the Certificate Registrar (if this Certificate constitutes a Definitive Certificate) or the Transferor (if this Certificate constitutes a Global Certificate) a certification and/or
Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such
Transferee is not a Plan and is not directly or indirectly purchasing this
Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this
Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the excise taxes imposed on such prohibited transactions by Sections 4975(a)
and (b) of the Code.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may
require payment of a sum sufficient to

                                      A-4-8

cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          [FOR BOOK ENTRY CERTIFICATES: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of
DTC.]

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the
Trustee (except that such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this
Certificate or an interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, each offeree and/or holder of this Certificate (and each employee, representative, or other agent of such offeree or holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions
(as defined in section 1.6011-4 of the Treasury Department regulations)
associated herewith and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure.

          Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee,
the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the
Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment
(or any advance with respect thereto) on or other liquidation of the last
Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer
or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the
Trust. The Agreement permits, but does not require, any Controlling Class
Certificateholder (with priority among such Holders being given to the Holder of
Certificates representing the greatest Percentage Interest in the Controlling
Class), the Special Servicer, the Master Servicer, the Depositor or Lehman
Brothers Inc., in the order of priority set forth in the Agreement, to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates;
however, such right to purchase is subject to the aggregate Stated Principal
Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the initial aggregate Certificate Principal Balance of all of the Principal Balance
Certificates.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the
Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal
Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee
and any

                                      A-4-9

Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a
REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of law principles of such state
(other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                     A-4-10

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Certificate Registrar

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [A-2FL] [A-MFL] [G] [H] [J] [K] [L] [M] [N]
[P] [Q] [S] [T] Certificates referred to in the within-mentioned Agreement.

Dated: _____________

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Authenticating Agent

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                                     A-4-11

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                      (please print or typewrite name and
                 address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within
Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the
Certificate Register of the Trust.

          I (we) further direct the issuance of a new Commercial Mortgage
Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of Assignor

                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
____________________________________________ for the account of ________________
_______________________________________________________________________________.

          Distributions made by check (such check to be made payable to ________
______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by ______________________________, the assignee named above, or __________________________________, as its agent.

                                     A-4-12

                                   EXHIBIT A-5

              FORM OF CLASS [R-I] [R-II] [R-III] [R-LR] CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6
              CLASS [R-I] [R-II] [R-III] [R-LR] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 2007-C6

This is one of a series of commercial mortgage pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a
"Class"), which series of Certificates evidences the entire beneficial ownership interest in one or more trusts (individually and collectively, as the context may require, the "Trust"), whose assets consist primarily of a pool (the
"Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage
Loans"), such pool being formed and sold by

                   STRUCTURED ASSET SECURITIES CORPORATION II

Date of Pooling and Servicing             Percentage Interest evidenced by this
Agreement: August 13, 2007                Certificate in the related Class: ___%

Cut-off Date: August 13, 2007 (or, as     Aggregate unpaid principal balance of
to any Mortgage Loan, if later, the       the Mortgage Pool as of the Cut-off
related date of origination)              Date, after deducting payments of
                                          principal due on or before such date:
                                          $2,978,936,714

Closing Date:  August 30, 2007

First Distribution Date: September 17,
2007

Master Servicer: Wachovia Bank,           Trustee: LaSalle Bank National
National Association                      Association

Special Servicer: Midland Loan
Services, Inc.

Certificate No. [R-I] [R-II] [R-III]
[R-LR]-___

                                      A-5-1

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE.
ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY
INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A
TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH
IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY
INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH
ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED
ASSET SECURITIES CORPORATION II, WACHOVIA BANK, NATIONAL ASSOCIATION, MIDLAND
LOAN SERVICES, INC., LASALLE BANK NATIONAL ASSOCIATION OR ANY OF THEIR
RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER
PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO
ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE
EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.
CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL
TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE
REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER
RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER
FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED
TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE.

          This certifies that _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership

                                     A-5-2

interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the
"Agreement"), between Structured Asset Securities Corporation II, as depositor
(the "Depositor", which term includes any successor entity under the Agreement),
Wachovia Bank, National Association, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan
Services, Inc., as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and LaSalle Bank National
Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any conflict between any provision of this Certificate and any provision of the Agreement, such provision of this Certificate shall be superseded to the extent of such inconsistency.

          Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such
11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date");
provided that, if the initial Distribution Date occurs in the same calendar month as the Closing Date, then the Record Date for the initial Distribution
Date shall be the Closing Date. Such distributions shall be in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable
Distribution Date in respect of the Class of Certificates to which this
Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions generally no less than five (5) Business Days prior to the Record Date for such distribution or, in the case of the first such distribution, no later than the Closing Date
(which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.
Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the
Agreement, withdrawals from the Custodial Accounts, the Collection Account and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to
Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the
Agreement and subject to certain

                                      A-5-3

limitations therein set forth, the Certificates are exchangeable for new
Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the
Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations evidencing the same aggregate Percentage
Interest will be issued to the designated transferee or transferees.

          No direct or indirect transfer, sale, pledge, hypothecation or other disposition (each, a "Transfer") of this Certificate or any interest herein shall be made unless that Transfer is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

          If a Transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a Transfer of this Certificate by the Depositor, Lehman
Brothers Inc. or any of their respective Affiliates), then the Certificate
Registrar shall refuse to register such Transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the
Certificateholder desiring to effect such Transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such
Certificateholder's prospective Transferee substantially in the form attached as
Exhibit F-2A to the Agreement; or (ii) an Opinion of Counsel satisfactory to the
Trustee to the effect that such Transferee is a Qualified Institutional Buyer and such Transfer may be made without registration under the Securities Act
(which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Depositor, the Master Servicer, the Special Servicer, the Tax Administrator, the
Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such Transfer from the Certificateholder desiring to effect such
Transfer and/or such Certificateholder's prospective Transferee on which such
Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject Transfer, deliver to the Certificate Registrar the certification described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such
Transferee shall be deemed to have represented and warranted that all the certifications set forth in Exhibit F-2A attached to the Agreement are, with respect to the subject Transfer, true and correct. Residual Interest
Certificates may only be held by Qualified Institutional Buyers, and each other
Definitive Non-Registered Certificate may only be held by Qualified
Institutional Buyers and Institutional Accredited Investors.

          None of the Depositor, the Trustee or the Certificate Registrar is
obligated to register or qualify the Class of Certificates to which this
Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the
Transfer of this Certificate or any interest herein without such registration or qualification. Any Certificateholder desiring to effect a Transfer of this
Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the Underwriters, the Trustee, any Fiscal Agent, the Master
Servicer, the Special Servicer, the Tax Administrator, the Certificate Registrar
and their respective Affiliates against any liability that may result if such
Transfer is not exempt from the registration and/or qualification

                                      A-5-4

requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

          No Transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective
Transferee would result in a violation of Section 406 or 407 of ERISA or Section
4975 of the Code or would result in the imposition of an excise tax under
Section 4975 of the Code. Except in connection with the initial issuance of the
Certificates or any Transfer of this Certificate by the Depositor, Lehman
Brothers Inc. or any of their respective Affiliates, the Certificate Registrar shall refuse to register the Transfer of this Certificate unless it has received from the prospective Transferee, either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification of facts and an Opinion of
Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such Transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject Transfer, deliver to the
Certificate Registrar a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such
Transferee is exempt from the prohibited transaction provisions of Sections
406(a) and (b) and 407 of ERISA and the excise taxes imposed on such prohibited transactions by Sections 4975(a) and (b) of the Code.

          Each Person who has or who acquires any Ownership Interest in this
Certificate shall be deemed by the acceptance or acquisition of such Ownership
Interest to have agreed to be bound by the provisions of Section 5.02(d) of the
Agreement and, if any purported Transferee shall become a Holder of this
Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d)
to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this
Certificate must be a Permitted Transferee and shall promptly notify the Trustee and the Tax Administrator of any change or impending change in its status as a
Permitted Transferee. In connection with any proposed Transfer of any Ownership
Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed
Transferee, representing and warranting, among other things, that such
Transferee is a Permitted Transferee, that it is not acquiring its Ownership
Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership
Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of

                                      A-5-5

the Agreement and agrees to be bound by them. Notwithstanding the delivery of a
Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible
Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate
Registrar shall not register the Transfer of an Ownership Interest in this
Certificate to such proposed Transferee.

          Each Person holding or acquiring any Ownership Interest in this
Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to Transfer its Ownership Interest herein and (y) not to Transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the Tax
Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulations section 1.67-3T(a)(2)(i)(A)
immediately upon acquiring such Ownership Interest, if it is, or is holding such
Ownership Interest on behalf of, a "pass-through interest holder".

          The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the
Trustee and the Tax Administrator the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw, qualify or downgrade its then-current rating of any Class of Certificates; and
(b) an opinion of counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, to the effect that such modification of, addition to or elimination of such provisions will not (i) cause any REMIC Pool to (A) cease to qualify as a REMIC or (B) be subject to an entity-level tax caused by the
Transfer of a Residual Interest Certificate to a Person which is not a Permitted
Transferee, or (ii) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Interest
Certificate to a Person that is not a Permitted Transferee.

          A "Permitted Transferee" is any Transferee that is not (i) a
Disqualified Organization, (ii) any Person as to whom, as determined by the
Trustee (based upon an Opinion of Counsel, obtained at the request of the
Trustee at the expense of such Person or the Person seeking to Transfer a
Residual Interest Certificate, supporting such determination), the Transfer of a
Residual Interest Certificate may cause any REMIC Pool to fail to qualify as a
REMIC at any time that any Certificate is outstanding, (iii) a Disqualified
Non-United States Tax Person, (iv) a Disqualified Partnership or (v) a foreign permanent establishment or fixed base (within the meaning of any applicable income tax treaty between the United States and any foreign jurisdiction) of a
United States Tax Person.

          A "Disqualified Organization" is (i) the United States, any State or
political subdivision thereof, a foreign government, an international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) that is exempt from the tax imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iii) rural electric and telephone cooperatives described in
Section 1381 of the Code and (iv) any other Person so designated by the Trustee or the Tax Administrator based upon an opinion of counsel that the holding of an
Ownership Interest in a Residual Interest Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of
Certificates (other than such Person) to incur a liability for any

                                      A-5-6

federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Interest Certificate to such
Person. The terms "United States", "State" and "international organization"
shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          A "Disqualified Non-United States Tax Person" is, with respect to any
Residual Interest Certificate, any Non-United States Tax Person or agent thereof other than: (1) a Non-United States Tax Person that (a) holds such Residual
Interest Certificate and, for purposes of Treasury regulations section
1.860G-3(a)(3), is subject to tax under Section 882 of the Code, (b) certifies that it understands that, for purposes of Treasury regulations section
1.860E-1(c)(4)(ii), as a holder of such Residual Interest Certificate for United
States federal income tax purposes, it may incur tax liabilities in excess of any cash flows generated by such Residual Interest Certificate and intends to pay taxes associated with holding such Residual Interest Certificate, and (c)
has furnished the Transferor and the Trustee with an effective IRS Form W-8ECI or successor form and has agreed to update such form as required under the applicable Treasury regulations; or (2) a Non-United States Tax Person that has delivered to the Transferor, the Trustee and the Certificate Registrar an
opinion of nationally recognized tax counsel to the effect that (x) the Transfer of such Residual Interest Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and (y) such
Transfer of such Residual Interest Certificate will not be disregarded for
United States federal income tax purposes.

          A "Disqualified Partnership" is any domestic entity classified as a partnership under the Code, if any of its beneficial owners are Disqualified
Non-United States Tax Persons or as to which the partnership agreement does not prohibit transfers of partnership interests to Disqualified Non-United States
Tax Persons.

          A "Non-United States Tax Person" is any Person other than a United
States Tax Person. A "United States Tax Person" is a citizen or resident of the
United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the
United States, or a trust if a court within the United States is able to exercise supervision over the administration of the trust and one or more United
States persons have the authority to control all substantial decisions of the trust (or to the extent provided in the Treasury regulations, if the trust was in existence on August 20, 1996 and elected to be treated as a United States person), all within the meaning of Section 7701(a)(30) of the Code.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may
require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the
Trustee (except that such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this
Certificate or an interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, each offeree and/or holder of this Certificate (and each employee,

                                      A-5-7

representative, or other agent of such offeree or holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions (as defined in section 1.6011-4 of the Treasury
Department regulations) associated herewith and all materials of any kind
(including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure.

          Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee,
the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the
Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment
(or any advance with respect thereto) on or other liquidation of the last
Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer
or any Controlling Class Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the
Trust. The Agreement permits, but does not require, any Controlling Class
Certificateholder (with priority among such Holders being given to the Holder of
Certificates representing the greatest Percentage Interest in the Controlling
Class), the Special Servicer, the Master Servicer, the Depositor or Lehman
Brothers Inc., in the order of priority set forth in the Agreement, to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates;
however, such right to purchase is subject to the aggregate Stated Principal
Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the initial aggregate Certificate Principal Balance of all of the Principal Balance
Certificates.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the
Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal
Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee
and any Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a
REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

                                     A-5-8

          This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of law principles of such state
(other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-5-9

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Certificate Registrar

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class [R-I] [R-II] [R-III] [R-LR]
Certificates referred to in the within-mentioned Agreement.

Dated: _____________

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Authenticating Agent

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                                     A-5-10

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                      (please print or typewrite name and
                 address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within
Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the
Certificate Register of the Trust.

          I (we) further direct the issuance of a new Commercial Mortgage
Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of Assignor

                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
for the account of ____________________________________________________________.

          Distributions made by check (such check to be made payable to
______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by ______________________________, the assignee named above, or __________________________________, as its agent.

                                     A-5-11

                                   EXHIBIT A-6

                           FORM OF CLASS V CERTIFICATE

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C6
              CLASS V COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2007-C6

This is one of a series of commercial mortgage pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a
"Class"), which series of Certificates evidences the entire beneficial ownership interest in one or more trusts (individually and collectively, as the context may require, the "Trust"), whose assets consist primarily of a pool (the
"Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage
Loans"), such pool being formed and sold by

                   STRUCTURED ASSET SECURITIES CORPORATION II

Date of Pooling and Servicing            Percentage Interest evidenced by this
Agreement: August 13, 2007               Certificate in Class V: ___%

Cut-off Date: August 13, 2007 (or, as    Aggregate unpaid principal balance of
to any Mortgage Loan, if later, the      the Mortgage Pool as of the Cut-off
related date of origination)             Date, after deducting payments of
                                         principal due on or before such date:
                                         $2,978,936,714

Closing Date: August 30, 2007

First Distribution Date: September 17,
2007

Master Servicer: Wachovia Bank,          Trustee: LaSalle Bank National
National Association                     Association

Special Servicer: Midland Loan
Services, Inc.

Certificate No. V-___

                                      A-6-1

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE.
ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY
INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A
TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH
IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY
INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH
ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED
ASSET SECURITIES CORPORATION II, WACHOVIA BANK, NATIONAL ASSOCIATION, MIDLAND
LOAN SERVICES, INC., LASALLE BANK NATIONAL ASSOCIATION OR ANY OF THEIR
RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER
PERSON.

THIS CERTIFICATE IS ENTITLED ONLY TO CERTAIN ADDITIONAL INTEREST (IF ANY)
RECEIVED IN RESPECT OF THE ARD TRUST MORTGAGE LOANS SUBJECT TO THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

          This certifies that ________________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust evidenced by all the Class V Certificates. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above
(the "Agreement"), between Structured Asset Securities Corporation II, as depositor (the "Depositor", which term includes any successor entity under the
Agreement), Wachovia Bank, National Association, as master servicer (the "Master
Servicer", which term includes any successor entity under the Agreement),
Midland Loan Services, Inc., as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and LaSalle Bank
National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the
Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound. In the event of any conflict between any provision of this
Certificate and any provision of the Agreement, such provision of this
Certificate shall be superseded to the extent of such inconsistency.

                                      A-6-2

          Pursuant to the terms of the Agreement, distributions will be made on the 4th Business Day following the 11th calendar day of each month (or, if such
11th calendar day is not a Business Day, then the 5th Business Day following such 11th calendar day) (each, a "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date");
provided that, if the initial Distribution Date occurs in the same calendar month as the Closing Date, then the Record Date for the initial Distribution
Date shall be the Closing Date. Such distributions shall be in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable
Distribution Date in respect of the Class of Certificates to which this
Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions generally no less than five (5) Business Days prior to the Record Date for such distribution or, in the case of the first such distribution, no later than the Closing Date
(which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.
Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the
Agreement, withdrawals from the Custodial Accounts, the Collection Account and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to
Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the
Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the
Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations evidencing the same aggregate Percentage
Interest will be issued to the designated transferee or transferees.

                                      A-6-3

          No direct or indirect transfer, sale, pledge, hypothecation or other disposition (each, a "Transfer") of this Certificate or any interest herein shall be made unless that Transfer is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

          If a Transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a Transfer of this Certificate by the Depositor, Lehman
Brothers Inc. or any of their respective Affiliates), then the Certificate
Registrar shall refuse to register such Transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the
Certificateholder desiring to effect such Transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such
Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such
Transferee is an Institutional Accredited Investor or a Qualified Institutional
Buyer and such Transfer may be made without registration under the Securities
Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Tax Administrator,
the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such Transfer from the Certificateholder desiring to effect such
Transfer and/or such Certificateholder's prospective Transferee on which such
Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject Transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the
Opinion of Counsel described in clause (ii) of the preceding sentence, then such
Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached to the
Agreement are, with respect to the subject Transfer, true and correct.
Definitive Non-Registered Certificates may only be held by Qualified
Institutional Buyers and Institutional Accredited Investors.

          None of the Depositor, the Trustee or the Certificate Registrar is
obligated to register or qualify the Class of Certificates to which this
Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the
Transfer of this Certificate or any interest herein without such registration or qualification. Any Certificateholder desiring to effect a Transfer of this
Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the Underwriters, any Fiscal Agent, the Master Servicer, the
Special Servicer, the Tax Administrator, the Certificate Registrar and their respective Affiliates against any liability that may result if such Transfer is not exempt from the registration and/or qualification requirements of the
Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

          No Transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective
Transferee would result in a violation of Section 406 or 407 of ERISA or Section
4975 of the Code or would result in the imposition of an excise tax under
Section 4975 of the Code. Except in connection with the initial

                                      A-6-4

issuance of the Certificates or any Transfer of this Certificate by the
Depositor, Lehman Brothers Inc. or any of their respective Affiliates, the
Certificate Registrar shall refuse to register the Transfer of this Certificate unless it has received from the prospective Transferee, either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a
Plan; or (ii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such Transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the
Code or result in the imposition of an excise tax under Section 4975 of the
Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject Transfer, deliver to the Certificate Registrar a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Sections 406(a) and (b) and 407 of ERISA and the
excise taxes imposed on such prohibited transactions by Sections 4975(a) and (b)
of the Code.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may
require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have agreed to keep confidential any information it obtains from the
Trustee (except that such Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of this
Certificate or an interest herein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, each offeree and/or holder of this Certificate (and each employee, representative, or other agent of such offeree or holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions
(as defined in section 1.6011-4 of the Treasury Department regulations)
associated herewith and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure.

          Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee,
the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the
Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment
(or any advance with respect thereto) on or other liquidation of the last
Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer
or any Controlling Class Certificateholder at a price determined as provided in the Agreement

                                      A-6-5

of all Mortgage Loans and any REO Properties remaining in the Trust. The
Agreement permits, but does not require, any Controlling Class Certificateholder
(with priority among such Holders being given to the Holder of Certificates representing the greatest Percentage Interest in the Controlling Class), the
Special Servicer, the Master Servicer, the Depositor or Lehman Brothers Inc., in
the order of priority set forth in the Agreement, to purchase from the Trust all
Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage
Pool at the time of purchase being less than 1.0% of the initial aggregate
Certificate Principal Balance of all of the Principal Balance Certificates.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the
Depositor, the Master Servicer, the Special Servicer, the Trustee and any Fiscal
Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee
and any Fiscal Agent with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a
REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of law principles of such state
(other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-6-6

          IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed.

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Certificate Registrar

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class V Certificates referred to in the within-mentioned Agreement.

Dated: _____________

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Authenticating Agent

                                     By:
                                         ---------------------------------------
                                         Authorized Officer

                                      A-6-7

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
          (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within
Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the
Certificate Register of the Trust.

          I (we) further direct the issuance of a new Commercial Mortgage
Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of Assignor

                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of
distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
for the account of ____________________________________________________________.

          Distributions made by check (such check to be made payable to ________
______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by ______________________________, the assignee named above, or __________________________________, as its agent.

                                      A-6-8

                                    EXHIBIT B

                       FORM OF DISTRIBUTION DATE STATEMENT

                    See Annex D in the Prospectus Supplement

                                       B-1

                                    EXHIBIT C

                         FORM OF CUSTODIAL CERTIFICATION

To the parties listed on the attached Schedule A

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6
          Commercial Mortgage Pass Through Certificates, Series 2007-C6 (the
          "Certificates")

Ladies and Gentlemen:

          Pursuant to Section 2.02(b) of the Pooling and Servicing Agreement
dated as of August 13, 2007, relating to the above-referenced Certificates (the
"Agreement"), LaSalle Bank National Association, in its capacity as trustee (the
"Trustee"), hereby certifies as to each Mortgage Loan subject as of the date hereof to the Agreement (except as identified in the exception report attached hereto) that: (i) all documents specified or referred to in subclause (A) of the first sentence of Section 2.02(b) are in its possession or the possession of a
Custodian on its behalf; (ii) the recordation/filing contemplated by Section
2.01(c) of the Agreement (except in the case of an Outside Serviced Trust
Mortgage Loan) has been completed (based solely on receipt by the Trustee or by a Custodian on its behalf of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor), (B) appear to have been executed (where appropriate) and (C) purport to relate to such Mortgage
Loan; and (iv) based on the examinations referred to in Sections 2.02(a) and
2.02(b) of the Agreement and in this Certification and only as to the foregoing documents, the information set forth in the Trust Mortgage Loan Schedule with respect to the items specified in clauses (v) and (vi)(B) of the definition of
"Trust Mortgage Loan Schedule" accurately reflects the information set forth in the Mortgage File.

          Neither the Trustee nor any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, neither the Trustee nor any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. In performing the review contemplated herein, the Trustee or any
Custodian may rely on the Depositor as to the purported genuineness of any such document and any signature thereon.

                                       C-1

          Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

                                     Respectfully,

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       C-2

                                   SCHEDULE A

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075
Attn: LB-UBS Commercial Mortgage Trust 2007-C6

Midland Loan Services, Inc.
10851 Mastin
Overland Park, Kansas 66210
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019
Attn: LB-UBS Commercial Mortgage Trust 2007-C6

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attn: LB-UBS Commercial Mortgage Trust 2007-C6

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019
Attn: LB-UBS Commercial Mortgage Trust 2007-C6

[LUBS Inc.
745 Seventh Avenue
New York, New York 10019]

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019
Attention: Jeffrey Lavine
Facsimile number: (212) 713-1153

with a copy to Joseph L. Tambaro
1285 Avenue of the Americas
New York, New York 10019
Facsimile number: (212) 713-1153

Banc of America Securities LLC
NC1-027-22-03
214 North Tryon Street

                                       C-3

Charlotte, North Carolina 28255
Attn: LB-UBS Commercial Mortgage Trust 2007-C6
Telephone No.: (704) 387-2040

with a copy to Paul E. Kurzeja, Esq.
Bank of America Corporation
101 South Tryon Street
30th Floor, NC1-002-29-01
Charlotte, North Carolina 28255
Telephone No. (704) 386-8509

[EACH OF THE NON-TRUST MORTGAGE LOAN NOTEHOLDERS]

                                       C-4

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6

     In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee, under that certain Pooling and Servicing Agreement dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), by and
between Structured Asset Securities Corporation II, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), Midland Loan
Services, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank
National Association, as trustee (the "Trustee), the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee, with respect to the following described Mortgage
Loan for the reason indicated below.

          Property Name: _______________________________________________________

          Address: _____________________________________________________________

          Control No.: _________________________________________________________

          If only particular documents in the Mortgage File are requested, please specify which: __________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Reason for requesting file (or portion thereof):

     ______   1.  Mortgage Loan paid in full. The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Custodial Accounts pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

     ______   2.  Other. (Describe) ____________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

          The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing

                                      D-1-1

Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                     WACHOVIA BANK, NATIONAL ASSOCIATION

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      D-1-2

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE

                                   ----------

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

       Re: LB-UBS Commercial Mortgage Trust 2007-C6,
           Commercial Mortgage Pass-Through Certificates, Series 2007-C6

     In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee, under that certain Pooling and Servicing Agreement dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), by and
between Structured Asset Securities Corporation II, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), Midland Loan
Services, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank
National Association, as trustee (the "Trustee), the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee, with respect to the following described Mortgage
Loan for the reason indicated below.

            Property Name: _____________________________________________________

            Address: ___________________________________________________________

            Control No.: _______________________________________________________

          If only particular documents in the Mortgage File are requested, please specify which: __________________________________________________________
________________________________________________________________________________

Reason for requesting file (or portion thereof):

     ______   1.    Mortgage Loan paid in full. The undersigned hereby certifies that all amounts received in connection with the Mortgage
                    Loan that are required to be credited to the Custodial
                    Accounts pursuant to the Pooling and Servicing Agreement,
                    have been or will be so credited.

     ______   2.    Other. (Describe) __________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

          The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing

                                     D-2-1

Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof (or within such longer period as we have indicated as part of our reason for the request), unless the Mortgage Loan has been paid in full or otherwise liquidated, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                     MIDLAND LOAN SERVICES, INC.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     D-2-2

                                    EXHIBIT E

                     FORM OF LOAN PAYOFF NOTIFICATION REPORT

                        LOAN PAYMENT NOTIFICATION REPORT
                           AS OF _____________________

    S4          S55       S61     S58     P7      P8    P10       P11       P93        P97      SERVICER ESTIMATED INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                       SCHEDULED                        PRECEDING
            SHORT NAME                  MORTGAGE PAID CURRENT           FISCAL YR.                         EXPECTED   EXPECTED
PROSPECTUS    (WHEN     PROPERTY          LOAN   THRU INTEREST MATURITY    DSCR    MOST RECENT    YIELD     PAYMENT DISTRIBUTION
   ID      APPROPRIATE)   TYPE   STATE  BALANCE  DATE   RATE     DATE       NCR     DSCR NCF   MAINTENANCE   DATE       DATE
--------------------------------------------------------------------------------------------------------------------------------

SCHEDULED PAYMENTS

UNSCHEDULED PAYMENT

TOTAL:                                 $

THE BORROWER HAS ONLY REQUESTED THE INFORMATION TO PAY-OFF. THIS DOES NOT
INDICATE A DEFINITE PAYMENT.

                                      E-1

                                   EXHIBIT F-1

                         FORM OF TRANSFEROR CERTIFICATE
             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention:   Global Securities and Trust Services--
             LB-UBS Commercial Mortgage Trust 2007-C6

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, Class _____, having an initial aggregate [Certificate Principal Balance] [Certificate
          Notional Amount] as of August 30, 2007 of $__________ [representing a
          ____% Percentage Interest in the subject Class]

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated as of August 13, 2007, between Structured Asset
Securities Corporation II, as Depositor, Wachovia Bank, National Association, as
Master Servicer, Midland Loan Services, Inc., as Special Servicer, and LaSalle
Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Trustee and the Depositor, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a)
     offered, transferred, pledged, sold or otherwise disposed of any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a
     Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a)
     through (e) hereof) would constitute a distribution of the Transferred
     Certificates under the Securities Act of 1933, as amended (the "Securities
     Act"), would render the disposition of the Transferred

                                      F-1-1

     Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the
     Transferred Certificates pursuant to the Securities Act or any state securities laws.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferor

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                      F-1-2

                                  EXHIBIT F-2A

                        FORM I OF TRANSFEREE CERTIFICATE
             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention:   Global Securities and Trust Services--
             LB-UBS Commercial Mortgage Trust 2007-C6

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, Class ___, having an initial aggregate [Certificate Principal Balance] [Certificate
          Notional Amount] as of August 30, 2007 of $__________ [representing a
          ____% Percentage Interest in the subject Class]

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
____________________________ (the "Transferor") to _____________________________
______ (the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of August 13, 2007, between
Structured Asset Securities Corporation II, as Depositor, Wachovia Bank,
National Association, as Master Servicer, Midland Loan Services, Inc., as
Special Servicer, and LaSalle Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferee hereby certifies, represents and warrants to you, as Certificate
Registrar, and for the benefit of the Trustee and the Depositor, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the
     Transferred Certificates for its own account or for the account of another
     Qualified Institutional Buyer, and understands that such Transferred
     Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional
     Buyer and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing

                                     F-2A-1

     of the Trust Mortgage Loans, (d) the Pooling and Servicing Agreement and
     the Trust Fund created pursuant thereto, and (e) all related matters, that it has requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
     Acknowledgment below.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                             Nominee Acknowledgement

          The undersigned hereby acknowledges and agrees that as to the
Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                     -------------------------------------------
                                     Print Name of Nominee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     F-2A-2

                                                         ANNEX 1 TO EXHIBIT F-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and [name of Certificate Registrar], as Certificate
Registrar, with respect to the mortgage pass-through certificates (the
"Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis
     $______________________(1) in securities (other than the excluded securities referred to below) as of the end of such entity's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and
     (ii) the Transferee satisfies the criteria in the category marked below.

     _____   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
             Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
             Code of 1986, as amended.

     _____   Bank. The Transferee (a) is a national bank or a banking
             institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
             Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     _____   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar

----------
(1)  Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     F-2A-3

             institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institution and
             (b) has an audited net worth of at least $25,000,000 as
             demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     _____   Broker-dealer. The Transferee is a dealer registered pursuant to
             Section 15 of the Securities Exchange Act of 1934, as amended.

     _____   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
             territory or the District of Columbia.

     _____   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     _____   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act
             of 1974.

     _____   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     _____   QIB Subsidiary. All of the Transferee's equity owners are
             "qualified institutional buyers" within the meaning of Rule 144A.

     _____   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
             (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1) _____________________________________________________
             ___________________________________________________________________
             __________________________________________________________________.

          3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the
     Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
     repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the
     Transferee used the cost of such securities to such Person, unless such
     Person reports its securities holdings in its financial statements on the

                                     F-2A-4

     basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the
     Transferee may have included securities owned by subsidiaries of such
     Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee is familiar with Rule 144A and understands that the
     Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          ___ ___ Will the Transferee be purchasing the Transferred Certificates
          Yes No  only for the Transferee's own account?

          6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the
     Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the
     Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

          8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:

                                     F-2A-5

                                                         ANNEX 2 TO EXHIBIT F-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and [name of Certificate Registrar], as Certificate
Registrar, with respect to the mortgage pass-through certificates (the
"Transferred Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or,
     if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies
     (as defined below), is an executive officer of the investment adviser (the
     "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in
     Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the
     Transferee alone owned and/or invested on a discretionary basis, or the
     Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the
     Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of
     Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ______   The Transferee owned and/or invested on a discretionary basis
              $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in
              accordance with Rule 144A).

     ______   The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the
              Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     F-2A-6

          4. The term "securities" as used herein does not include (i)
     securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
     (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the
     Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

          _____  _____   Will the Transferee be purchasing the Transferred
           Yes   No      Certificates only for the Transferee's own account?

          6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                     F-2A-7

          8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                     -------------------------------------------
                                     Print Name of Transferee or Adviser

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Date:

                                     IF ABOVE IS AN ADVISER:

                                     -------------------------------------------
                                     Print Name of Transferee

                                     Date:
                                           -------------------------------------

                                     F-2A-8

                                  EXHIBIT F-2B

                        FORM II OF TRANSFEREE CERTIFICATE
             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, Class _____, having an initial aggregate [Certificate Principal Balance] [Certificate
          Notional Amount] as of August 30, 2007 of $__________ [representing a
          ____% Percentage Interest in the subject Class]

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated as of August 13, 2007, between Structured Asset
Securities Corporation II, as Depositor, Wachovia Bank, National Association, as
Master Servicer, Midland Loan Services, Inc., as Special Servicer, and LaSalle
Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Trustee and the Depositor, that:

          1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the
     "Securities Act"), or any applicable state securities laws.

          2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b)
     none of the Depositor, the Trustee or the Certificate Registrar is
     obligated so to register or qualify the Class of Certificates to which the
     Transferred Certificates belong, and (c) neither a Transferred Certificate nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the
     Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate
     Registrar has received: (A) a certification from the Certificateholder desiring to effect such transfer substantially in the form attached as
     Exhibit F-1 to the Pooling and Servicing

                                     F-2B-1

     Agreement and a certification from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit F-2A to the
     Pooling and Servicing Agreement or as Exhibit F-2B to the Pooling and
     Servicing Agreement; or (B) an opinion of counsel satisfactory to the
     Trustee with respect to, among other things, the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate or interest therein, except in compliance with the provisions of Section 5.02 of the Pooling and Servicing
     Agreement, which provisions it has carefully reviewed, and that each
     Transferred Certificate will bear the following legends:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE
          SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER
          DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH
          REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH
          DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
          ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
          SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
          (A) ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT
          SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
          AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF
          1986, AS AMENDED (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR
          INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON
          BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY
          SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
          EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
          POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          4. Neither the Transferee nor anyone acting on its behalf has (a)
     offered, pledged, sold, disposed of or otherwise transferred any
     Transferred Certificate, any interest in any Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Transferred
     Certificate, any interest in any Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in any
     Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any
     Transferred Certificate, any

                                     F-2B-2

     interest in any Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in any
     Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the
     Securities Act, would render the disposition of the Transferred
     Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the
     Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Transferred
     Certificate, any interest in any Transferred Certificate or any other similar security.

          5. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage
     Loans, and (e) all related matters, that it has requested.

          6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs.
     The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                     F-2B-3

          7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
     Acknowledgement below.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                             Nominee Acknowledgement

          The undersigned hereby acknowledges and agrees that as to the
Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                     -------------------------------------------
                                     Print Name of Nominee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     F-2B-4

                                  EXHIBIT F-2C

                         FORM OF TRANSFEREE CERTIFICATE
           FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL CERTIFICATES

                                     [Date]

[TRANSFEROR]

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, Class _____, having an initial aggregate [Certificate Principal Balance] [Certificate
          Notional Amount] as of August 30, 2007 of $__________

Ladies and Gentlemen:

          This letter is delivered to you in connection with the Transfer by
_________________________ (the "Transferor") to __________________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of
The Depository Trust Company ("DTC") and the Depository Participants) in the
captioned Certificates (the "Transferred Certificates"), pursuant to Section
5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of August 13, 2007, between Structured Asset Securities
Corporation II, as Depositor, Wachovia Bank, National Association, as Master
Servicer, Midland Loan Services, Inc., as Special Servicer, and LaSalle Bank
National Association, as Trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the Transfer to it of the Transferor's interest in the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring such interest in the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer.

          2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b)
     none of the Depositor, the Trustee or the Certificate Registrar is
     obligated so to register or qualify the Transferred Certificates and (c) no interest in the Transferred Certificates may be resold or transferred unless (i) such Certificates are registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) such interest is sold or transferred in a transaction which is exempt from such registration and qualification and the Transferor desiring to effect such transfer has received (A) a certificate from such
     Certificate Owner's prospective transferee substantially in the form attached as Exhibit F-2C to the Pooling and Servicing Agreement or (B) an
     opinion of counsel to

                                     F-2C-1

     the effect that, among other things, such prospective transferee is a
     Qualified Institutional Buyer and such transfer may be made without registration under the Securities Act.

          3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates or any interest therein except in compliance with the provisions of Section 5.02 of the Pooling and Servicing
     Agreement, which provisions it has carefully reviewed, and that the
     Transferred Certificates will bear the following legends:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
          SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER
          DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH
          REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH
          DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
          ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
          SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
          (A) ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT
          SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
          AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF
          1986, AS AMENDED (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR
          INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON
          BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY
          SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
          EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
          POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     F-2C-2

          4. The Transferee understands that, if the Transferred Certificate is a Class T Certificate, it may not sell or otherwise transfer such
     Transferred Certificate or any interest therein unless it has provided prior written notice of such transfer (together with a copy of the
     Transferee Certificate in the form hereof executed by the proposed transferee of such Transferred Certificate) to Structured Asset Securities
     Corporation II, 745 Seventh Avenue, New York, New York 10019, Attention:
     Scott Lechner--LB-UBS Commercial Mortgage Trust 2007-C6, facsimile number:
     (646) 758-4203.

          5. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the
     Transferred Certificates, and (f) all related matters, that it has requested.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     F-2C-3

                                                         ANNEX 1 TO EXHIBIT F-2C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and for the benefit of Structured Asset Securities
Corporation II with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Transferred Certificates (the
     "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule
     144A"), because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $____________(1) in securities (other than the excluded securities referred to below) as of the end of such entity's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     _____   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
             Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
             Code of 1986, as amended.

     _____   Bank. The Transferee (a) is a national bank or a banking
             institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
             Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     _____   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority

----------
(1)      Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless
         Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     F-2C-4

             having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     _____   Broker-dealer. The Transferee is a dealer registered pursuant to
             Section 15 of the Securities Exchange Act of 1934, as amended.

     _____   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
             territory or the District of Columbia.

     _____   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     _____   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act
             of 1974.

     _____   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     _____   QIB Subsidiary. All of the Transferee's equity owners are
             "qualified institutional buyers" within the meaning of Rule 144A.

     _____   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
             (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

          3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the
     Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
     repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the
     Transferee used the cost of such securities to such Person, unless such
     Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the
     Transferee may have included securities owned by subsidiaries of

                                     F-2C-5

     such Person, but only if such subsidiaries are consolidated with such
     Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the
     Transferred Certificates are relying and will continue to rely on the statements made herein because one or more Transfers to the Transferee may be in reliance on Rule 144A.

          _____  _____   Will the Transferee be acquiring interests in the
          Yes    No      Transferred Certificates only for the Transferee's own
                         account?

          6. If the answer to the foregoing question is "no," then in each case where the Transferee is acquiring any interest in the Transferred
     Certificates for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's acquisition of any interest in of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such acquisition. In addition, if the Transferee is a bank or savings and loan as provided above, the
     Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such acquisition, promptly after they become available.

          8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                     -------------------------------------------
                                     Print Name of Transferee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Date:

                                     F-2C-6

                                                         ANNEX 2 TO EXHIBIT F-2C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and for the benefit of Structured Asset Securities
Corporation II with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Transferred Certificates (the
     "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of
     Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in
     Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least
     $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the
     Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

          ____   The Transferee owned and/or invested on a discretionary basis
                 $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in
                 accordance with Rule 144A).

          ____   The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities
                 (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such
                 amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     F-2C-7

          4. The term "securities" as used herein does not include (i)
     securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
     (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the
     Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more Transfers to the Transferee will be in reliance on Rule 144A.

          _____  _____   Will the Transferee be acquiring interests in the
          Yes    No      Transferred Certificates only for the Transferee's own
                         account?

          6. If the answer to the foregoing question is "no," then in each case where the Transferee is acquiring any interest in the Transferred
     Certificates for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's acquisition of any interest in the
     Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such acquisition.

                                     F-2C-8

          8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                     -------------------------------------------
                                     Print Name of Transferee or Adviser

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Date:

                                     IF ABOVE IS AN ADVISER:

                                     Print Name of Transferee

                                     -------------------------------------------

                                     Date:

                                     F-2C-9

                                  EXHIBIT F-2D

                         FORM OF TRANSFEREE CERTIFICATE
         FOR TRANSFERS OF INTERESTS IN REGULATION S GLOBAL CERTIFICATES

                                     [Date]

[TRANSFEROR]

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, Class _____, having an initial aggregate [Certificate Principal Balance] [Certificate
          Notional Amount] as of August 30, 2007 of $__________

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________________ (the "Transferor") to __________________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of
The Depository Trust Company ("DTC") and the Depository Participants) in the
captioned Certificates (the "Transferred Certificates"), pursuant to Section
5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of August 13, 2007, between Structured Asset Securities
Corporation II, as Depositor, Wachovia Bank, National Association, as Master
Servicer, Midland Loan Services, Inc., as Special Servicer, and LaSalle Bank
National Association, as Trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, that the Transferee is not a United States Securities Person.

          For purposes of this certification, "United States Securities
Person" means (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the
United States, (iii) any estate of which any executor or administrator is a
United States Securities Person, other than any estate of which any professional fiduciary acting as executor or administrator is a United States Securities
Person if an executor or administrator of the estate who is not a United States
Securities Person has sole or shared investment discretion with respect to the assets of the estate and the estate is governed by foreign law, (iv) any trust of which any trustee is a United States Securities Person, other than a trust of which any professional fiduciary acting as trustee is a United States Securities
Person if a trustee who is not a United States Securities Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a United States
Securities Person, (v) any agency or branch of a foreign entity located in the
United States, unless the agency or branch operates for valid business reasons and is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a United States Securities Person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the

                                     F-2D-1

United States, other than one held for the benefit or account of a non-United
States Securities Person by a dealer or other professional fiduciary organized, incorporated or (if any individual) resident in the United States, or (viii) any partnership or corporation if (a) organized or incorporated under the laws of any foreign jurisdiction and (b) formed by a United States Securities Person principally for the purpose of investing in securities not registered under the
Securities Act, unless it is organized or incorporated, and owned, by
"accredited investors" (as defined in Rule 501(a)) under the United States
Securities Act of 1933, as amended (the "Securities Act"), who are not natural persons, estates or trusts; provided, however, that the International Monetary
Fund, the International Bank for Reconstruction and Development, the
Inter-American Development Bank, the Asian Development Bank, the African
Development Bank, the United Nations and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not constitute United States Securities Persons.

          The Transferee understands that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: __________, _____

                                     -------------------------------------------
                                     Print Name of Transferee or Adviser

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Date:

                                     IF ABOVE IS AN ADVISER:

                                     Print Name of Transferee

                                     -------------------------------------------

                                     Date:

                                     F-2D-2

                                   EXHIBIT G-1

                        FORM I OF TRANSFEREE CERTIFICATE
        IN CONNECTION WITH ERISA (DEFINITIVE NON-REGISTERED CERTIFICATES)

                               _____________, 20__

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60603

Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

       Re: LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
           Pass-Through Certificates, Series 2007-C6 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates [having an initial aggregate] [Certificate Principal
Balance] [Certificate Notional Amount] as of August 30, 2007 of $__________]
[evidencing a ____% Percentage Interest in the subject Class] (the "Transferred
Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of August 13, 2007, between Structured Asset
Securities Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, and LaSalle
Bank National Association, as trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the
Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

     ______   The Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a
              "Plan"), and (B) is not directly or indirectly purchasing the
              Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

     ______   The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Sections 406 and 407 of ERISA and the excise taxes imposed on such prohibited
              transactions by Section 4975 of the Code, by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60.

                                     G-1-1

     ______   The Transferred Certificates are rated in one of the four highest generic rating categories by one of the Rating Agencies and are being acquired by or on behalf of a Plan in reliance on Prohibited
              Transaction Exemption 91-14; and such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the
              Securities Act, (Y) is not sponsored (within the meaning of
              Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any
              Mortgage Loan Seller, any Swap Counterparty, the Master Servicer,
              the Special Servicer, any Sub-Servicer, any Person responsible for servicing an Outside Serviced Trust Mortgage Loan or administering an Outside Administered REO Property, any Exemption-Favored Party
              or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the
              Mortgage Loans determined on the date of the initial issuance of the Certificates, or by any Affiliate of such Person, and (Z)
              agrees that it will obtain from each of its Transferees that are
              Plans, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses
              (X) and (Y), together with a written agreement that such
              Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y);
              and, if the Transferred Certificates are Floating Rate
              Certificates, such Plan's acquisition and holding of the
              Transferred Certificates or an interest therein are eligible for the exemptive relief available under at least one of Prohibited
              Transaction Exemption 84-14, 90-1, 91-38, 96-23 or 95-60.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     G-1-2

                                   EXHIBIT G-2

                        FORM II OF TRANSFEREE CERTIFICATE
                            IN CONNECTION WITH ERISA
                    (BOOK-ENTRY NON-REGISTERED CERTIFICATES)

                                     [Date]

[TRANSFEROR]

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
______________________ (the "Transferor") to _________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of
The Depository Trust Company ("DTC") and the Depository Participants) in Class
___ Certificates [having an initial aggregate [Certificate Principal Balance]
[Certificate Notional Amount] as of August 30, 2007 of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred
Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of August 13,
2007 (the "Pooling and Servicing Agreement"), among Structured Asset Securities
Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, and LaSalle Bank
National Association, as trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as follows (check the applicable paragraph):

     ______   The Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a
              "Plan"), and (B) is not directly or indirectly purchasing an interest in the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     ______   The Transferee is using funds from an insurance company general account to acquire an interest in the Transferred Certificates, however, the purchase and holding of such interest by such Person is exempt from the prohibited transaction provisions of Sections
              406(a) and (b) and 407 of ERISA and the excise taxes imposed on such prohibited transactions by Sections 4975(a) and (b) of the
              Code, by reason of Sections I and III of Prohibited Transaction
              Class Exemption 95-60.

     ______   The Transferred Certificates are rated in one of the four highest generic rating categories by one of the Rating Agencies and an interest in such Certificates is

                                     G-2-1

              being acquired by or on behalf of a Plan in reliance on Prohibited
              Transaction Exemption 91-14 and such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the
              Securities Act, (Y) is not sponsored (within the meaning of
              Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any
              Mortgage Loan Seller, any Swap Counterparty, the Master Servicer,
              the Special Servicer, any Sub-Servicer, any Person responsible for servicing an Outside Serviced Trust Mortgage Loan or administering an Outside Administered REO Property, any Exemption-Favored Party
              or any Mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of all the
              Mortgage Loans determined on the date of the initial issuance of the Certificates, or by any Affiliate of such Person, and (Z)
              agrees that it will obtain from each of its Transferees that are
              Plans, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses
              (X) and (Y), together with a written agreement that such
              Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y);
              and, if the Transferred Certificates are Floating Rate
              Certificates, such Plan's acquisition and holding of the
              Transferred Certificates or an interest therein are eligible for the exemptive relief available under at least one of Prohibited
              Transaction Exemption 84-14, 90-1, 91-38, 96-23 or 95-60.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     G-2-2

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                    REGARDING RESIDUAL INTEREST CERTIFICATES

TRANSFER AFFIDAVIT PURSUANT TO SECTIONS 860D(A)(6)(A) AND 860E(E)(4) OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND TREASURY REGULATION SECTION
1.860E-1(C)(4)

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6 (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and
          Servicing Agreement"), dated as of August 13, 2007, between Structured
          Asset Securities Corporation II, as Depositor, Wachovia Bank, National
          Association, as Master Servicer, Midland Loan Services, Inc., as
          Special Servicer, and LaSalle Bank National Association, as Trustee

STATE OF _________________________)
                                  )    ss.: ____________________________________
COUNTY OF ________________________)

          The undersigned declares that, to the best knowledge and belief of the undersigned, the following representations are true, correct and complete:

          1. ______________________________ (the "Purchaser"), is acquiring
[Class R-I] [Class R-II] [Class R-III] [Class R-LR] Certificates representing
________________% of the residual interest in [each of] the real estate mortgage investment conduit[s] ([each,] a "REMIC") designated as ["REMIC I"] ["REMIC II"]
["REMIC III"] [the "Loan REMIC"], [respectively], relating to the Certificates for which an election is to be made under Section 860D of the Internal Revenue
Code of 1986, as amended (the "Code").

          2. The Purchaser is not a "Disqualified Organization" (as defined below), and the Purchaser is not acquiring the [Class R-I] [Class R-II] [Class
R-III] [Class R-LR] Certificates for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership thereof, to a Disqualified Organization. For the purposes hereof, a
Disqualified Organization is any of the following: (i) the United States, (ii)
any state or political subdivision thereof, (iii) any foreign government, (iv)
any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (vii) any organization described in Section 1381(a)(2)(C) of the
Code, or (viii) any other entity designated as a "disqualified organization" by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities

                                     H-1-1

are subject to tax (except for the Federal Home Loan Mortgage Corporation) and a majority of its board of directors is not selected by such governmental unit.
The terms "United States" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

          3. The Purchaser acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the transferee, with respect to any transfer of any interest in any
[Class R-I] [Class R-II] [Class R-III] [Class R-LR] Certificates to a
Disqualified Organization.

          4. The Purchaser will not transfer the [Class R-I] [Class R-II] [Class
R-III] [Class R-LR] Certificates to any person or entity as to which the
Purchaser has not received an affidavit substantially in the form of this affidavit or to any person or entity as to which the Purchaser has actual knowledge that the requirements set forth in paragraphs 2 and 7 hereof are not satisfied, or to any person or entity with respect to which the Purchaser has not (at the time of such transfer) satisfied the requirements under the Code to conduct a reasonable investigation of the financial condition of such person or entity (or its current beneficial owners if such person or entity is classified as a partnership under the Code).

          5. The Purchaser agrees to such amendments of the Pooling and
Servicing Agreement as may be required to further effectuate the prohibition against transferring the [Class R-I] [Class R-II] [Class R-III] [Class R-LR]
Certificates to a Disqualified Organization, an agent thereof or a person that does not satisfy the requirements of paragraph 7.

          6. The Purchaser consents to the designation of the Trustee as the agent of the Tax Matters Person of [REMIC I] [REMIC II] [REMIC III] [the Loan
REMIC] pursuant to Section 10.01(d) of the Pooling and Servicing Agreement.

          7. No purpose of the acquisition of the [Class R-I] [Class R-II]
[Class R-III] [Class R-LR] Certificates is to impede the assessment or collection of tax.

[CHOOSE BETWEEN PARAGRAPHS 8 OR 9 BELOW]

[_] 8. If the Transferor requires the safe harbor under Treasury regulations section 1.860E-1 to apply:

     i.   The Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the
          Purchaser intends to pay taxes associated with holding the [Class R-I]
          [Class R-II] [Class R-III] [Class R-LR] Certificates as they become due.

     ii.  The Purchaser understands that it may incur tax liabilities with respect to the [Class R-I] [Class R-II] [Class R-III] [Class R-LR]
          Certificates in excess of any cash flows generated by such
          Certificates.

     iii. The Purchaser is not a foreign permanent establishment or a fixed base
          (within the meaning of any applicable income tax treaty between the
          United States and any foreign jurisdiction) of a United States Tax
          Person.

                                     H-1-2

     iv.  The Purchaser will not cause the income from the [Class R-I] [Class
          R-II] [Class R-III] [Class R-LR] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of any applicable income tax treaty between the United States and any foreign jurisdiction) of a United States Tax Person.

          [IF PARAGRAPH 8 IS CHECKED, CHOOSE BETWEEN (V) AND (VI) BELOW]

[_]  v)   In accordance with Treasury Regulations Section 1.860E-1, the
          Purchaser:

          a) is an "eligible corporation" as defined in Section
          1.860E-1(c)(6)(i) of the Treasury regulations (i.e., a domestic C corporation other than a corporation which is exempt from, or is not subject to, tax under Section 11 of the Code; a Regulated Investment
          Company as defined in Section 851(a) of the Code; a Real Estate
          Investment Trust as defined in Section 856(a) of the Code; a REMIC as defined in Section 860D of the Code; or an organization to which part
          I of subchapter T of chapter 1 of subtitle A of the Code applies, as to which the income of [Class R-I] [Class R-II] [Class R-III] [Class
          R-LR] Certificates will only be subject to taxation in the United
          States,

          b) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Section
          1.860E-1(c)(6)(ii) of the Treasury regulations or any other assets if a principal purpose for holding or acquiring such asset is to satisfy this condition) in excess of $100 million and net assets of $10 million, and

          c) hereby agrees only to transfer the Certificate to another "eligible corporation" meeting the criteria set forth in Treasury regulations section 1.860E-1.

OR

[_]  vi)  The Purchaser is a United States Tax Person and the consideration paid to the Purchaser for accepting the [Class R-I] [Class R-II] [Class
          R-III] [Class R-LR] Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits ("Tax
          Liability Present Value") associated with owning such Certificates, with such present value computed using a discount rate equal to the
          "Federal short-term rate" prescribed by Section 1274 of the Code as of the date hereof or, to the extent it is not, if the Transferee has asserted that it regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Purchaser is greater than the Tax Liability
          Present Value using such lower interest rate as the discount rate, the transactions with the unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately stated in Exhibit A to this letter

                                     H-1-3

[_] 9. If the Transferor does not require the safe harbor under Treasury regulations section 1.860E-1 to apply:[IF PARAGRAPH 9 IS CHECKED, CHOOSE BETWEEN
(I) AND (II) BELOW]

     [_]  i) The Purchaser is a "United States person" as defined in Section
          7701(a) of the Code and the regulations promulgated thereunder (the
          Purchaser's U.S. taxpayer identification number is ______________).
          The Purchaser is not classified as a partnership under the Code (or, if so classified, all of its beneficial owners are United States persons).

     OR

     [_]  ii) The Purchaser is not a United States person. However, the
          Purchaser:

          a)   conducts a trade or business within the United States and, for purposes of Treasury regulations section 1.860G-3(a)(3), is subject to tax under Section 882 of the Code;

          b)   understands that, for purposes of Treasury regulations section
               1.860E-1(c)(4)(ii), as a holder of a [Class R-I] [Class R-II]
               [Class R-III] [Class R-LR] Certificate for United States federal income tax purposes, it may incur tax liabilities in excess of any cash flows generated by such [Class R-I] [Class R-II] [Class
               R-III] [Class R-LR] Certificate;

          c)   intends to pay the taxes associated with holding a [Class R-I]
               [Class R-II] [Class R-III] [Class R-LR] Certificate;

          d)   is not classified as a partnership under the Code (or, if so classified, all of its beneficial owners either satisfy clauses
               (a), (b) and (c) of this sentence or are United States persons);
               and

          e)   has furnished the Transferor and the Trustee with an effective
               IRS Form W-8ECI or successor form and will update such form as may be required under the applicable Treasury regulations.

                    Capitalized terms used but not defined herein have the
          meanings assigned thereto in the Pooling and Servicing Agreement.

                                     H-1-4

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf by its duly authorized officer this _______ day of
___________________________.

                                     By:
                                         ---------------------------------------

                                     Name:
                                           -------------------------------------

                                     Title:
                                            ------------------------------------

          Personally appeared before me ___________________________ and
___________________________, known or proved to me to be the same persons who executed the foregoing instrument and to be a _______________________ and
_______________________ of the Purchaser, and acknowledged to me that he/she each executed the same at his/her free act and deed and at the free act and deed of the Purchaser.

                                     Subscribed and sworn before me this
                                     _________ day of ______________________,
                                     20_____.

                                     -------------------------------------------
                                     Notary Public

                                      H-1-5

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE
                    REGARDING RESIDUAL INTEREST CERTIFICATES

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

     Re:   LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mortgage
           Pass-Through Certificates, Series 2007-C6 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
[Class R-I] [Class R-II] [Class R-III] [Class R-LR] Certificates evidencing a
____% Percentage Interest in such Class (the "Residual Interest Certificates").
The Certificates, including the Residual Interest Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of August 13, 2007
(the "Pooling and Servicing Agreement"), between Structured Asset Securities
Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, and LaSalle Bank
National Association, as trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

               1. No purpose of the Transferor relating to the transfer of the
     Residual Interest Certificates by the Transferor to the Transferee is or
     will be to impede the assessment or collection of any tax.

               2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the
     Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.

               3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee (or the beneficial owners of the Transferee if it is classified as a partnership under the Internal Revenue Code of 1986, as amended) as contemplated by Treasury regulations section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the
     Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Interest Certificates may not be respected for United States

                                      H-2-1

     income tax purposes (and the Transferor may continue to be liable for
     United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                     Very truly yours,

                                     -------------------------------------------
                                     Print Name of Transferor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      H-2-2

                                   EXHIBIT I-1

                       FORM OF NOTICE AND ACKNOWLEDGEMENT

                                     [Date]

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Moody's Investors Service, Inc.
7 World Trade Center
New York, New York 10007
Attention: CMBS Surveillance Group

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York 10041
Attn: Commercial Mortgage Surveillance

Ladies and Gentlemen:

          This notice is being delivered pursuant to Section 6.09 of the Pooling and Servicing Agreement, dated as of August 13, 2007 and relating to LB-UBS
Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series
2007-C6 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

          Notice is hereby given that the [Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have]
[________________ Non-Trust Mortgage Loan Noteholder has] designated
________________ to serve as the Special Servicer under the Agreement with respect to [the ______________ [Loan Combination] [Trust Mortgage Loan] or any
related REO Property] [the Mortgage Pool [(other than __________________)]].

          The designation of __________________ as Special Servicer with respect to [the ______________ [Loan Combination] [Trust Mortgage Loan] or any related
REO Property] [the Mortgage Pool [(other than __________________)]] will become final if certain conditions are met and you deliver to _________________, the trustee under the Agreement (the "Trustee"), written confirmation that if the person designated to become the Special Servicer with respect to [the
______________ [Loan Combination] [Trust Mortgage Loan] or any related REO
Property] [the Mortgage Pool [(other than __________________)]] were to serve as such, such event would not result in the qualification, downgrade or withdrawal of the rating or ratings assigned by you to one or more Classes of the
Certificates. Accordingly, such confirmation is hereby requested as soon as possible.

                                     I-1-1

          Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.

                                     Very truly yours,

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Receipt acknowledged:

FITCH, INC.

By:
    ------------------------------
Name:
Title:
Date:

MOODY'S INVESTORS SERVICE, INC.

By:
    ------------------------------
Name:
Title:
Date:

STANDARD & POOR'S RATINGS SERVICES

By:
    ------------------------------
Name:
Title:
Date:

                                     I-1-2

                                   EXHIBIT I-2

              FORM OF ACKNOWLEDGEMENT OF PROPOSED SPECIAL SERVICER

                                     [Date]

[TRUSTEE]
[FISCAL AGENT]
[MASTER SERVICER]
[DEPOSITOR]

    Re: LB-UBS Commercial Mortgage Trust 2007-C6,
        Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Ladies and Gentlemen:

          Pursuant to Section 6.09 of the Pooling and Servicing Agreement, dated as of August 13, 2007, relating to LB-UBS Commercial Mortgage Trust 2007-C6,
Commercial Mortgage Pass-Through Certificates, Series 2007-C6 (the "Agreement"),
the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the
Agreement with respect to [the ______________ [Loan Combination] [Trust Mortgage
Loan] or any related REO Property] [the Mortgage Pool [(other than
__________________)]]. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer with respect to [the ______________ [Loan Combination] [Trust Mortgage Loan] or any related
REO Property] [the Mortgage Pool [(other than __________________)]]. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in Section 3.24 of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization:
___________________.

          Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Agreement.

                                     [NAME OF PROPOSED SPECIAL SERVICER]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      I-2-1

                                    EXHIBIT J

                        FORM OF UCC-1 FINANCING STATEMENT

                                       J-1

                                                                      SCHEDULE 1

          This Schedule 1 is attached to and incorporated in a financing statement pertaining to Structured Asset Securities Corporation II, as depositor
(referred to as the "Debtor" for the purpose of this financing statement only), and LaSalle Bank National Association, as trustee for the holders of the LB-UBS
Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through
Certificates, Series 2007-C6 (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing
Agreement, dated as of August 13, 2007 (the "Pooling and Servicing Agreement"),
between the Debtor, as depositor, the Secured Party, as trustee (the "Trustee"),
Wachovia Bank, National Association, as master servicer (the "Master Servicer"), and Midland Loan Services, Inc., as special servicer (the "Special Servicer"), relating to the issuance of the LB-UBS Commercial Mortgage Trust 2007-C6,
Commercial Mortgage Pass-Through Certificates, Series 2007-C6 (the "Series
2007-C6 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

          The attached financing statement covers all of the Debtor's right
(including the power to convey title thereto), title and interest in and to the
Trust Fund created pursuant to the Pooling and Servicing Agreement, consisting of the following:

                    (1) the mortgage loans listed on the Trust Mortgage Loan
          Schedule attached hereto as Exhibit A (the "Mortgage Loans");

                    (2) the note or other evidence of indebtedness of the
          related borrower under each Mortgage Loan (the "Mortgage Note"), the related mortgage, deed of trust or other similar instrument securing such Mortgage Note (the "Mortgage") and each other legal, credit and servicing document related to such Mortgage Loan (collectively with the related Mortgage Note and Mortgage, the "Mortgage Loan
          Documents");

                    (3) (a) the UBS/Depositor Mortgage Loan Purchase Agreement;
          and (b) the respective Co-Lender Agreements;

                    (4) (a) the Custodial Accounts and the Defeasance Deposit
          Account required to be maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Custodial Accounts and the Defeasance Deposit
          Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                    (5) all REO Property acquired in respect of defaulted
          Mortgage Loans;

                    (6) (a) the REO Accounts required to be maintained by the
          Special Servicer pursuant to the Pooling and Servicing Agreement, (b)
          all funds from time to time on deposit in the REO Accounts, (c) any investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                                       J-2

                    (7) (a) the Servicing Accounts and the Reserve Accounts
          required to be maintained by the Master Servicer and/or the Special
          Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Servicing Accounts and the
          Reserve Accounts, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                    (8) (a) the Interest Reserve Account, any Loss of Value
          Reserve Fund and any Excess Liquidation Proceeds Account required to be maintained by the Secured Party pursuant to the Pooling and
          Servicing Agreement, (b) all funds from time to time on deposit in the
          Interest Reserve Account, any Loss of Value Reserve Fund and any
          Excess Liquidation Proceeds Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and
          (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                    (9) (a) the Collection Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement, (b)
          all funds from time to time on deposit in the Collection Account, (c)
          the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                    (10) all insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Mortgage Loan Documents and the Pooling and
          Servicing Agreement, transferred to the Trust and to be serviced by the Master Servicer or Special Servicer pursuant to the Pooling and
          Servicing Agreement;

                    (11) any and all general intangibles (as defined in the
          Uniform Commercial Code) consisting of, arising from or relating to any of the foregoing; and

                    (12) any and all income, payments, proceeds and products of any of the foregoing.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE
POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF ALL THE DEBTOR'S RIGHT,
TITLE AND INTEREST IN, TO AND UNDER THE MORTGAGE LOANS, THE MORTGAGE NOTES, THE
RELATED MORTGAGES AND THE OTHER RELATED MORTGAGE LOAN DOCUMENTS EVIDENCED BY THE
SERIES 2007-C6 CERTIFICATES, AND THIS FILING SHOULD NOT BE CONSTRUED AS A
CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES
SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN
INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN
ANY APPLICABLE JURISDICTION, OR THAT A FILING IS NECESSARY TO PERFECT THE
OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY WITH RESPECT TO THE MORTGAGE
LOANS OR IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER MORTGAGE

                                       J-3

LOAN DOCUMENT. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND
OTHER OBLIGATIONS SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SUCH
SECURITY, INSTRUMENT OR OTHER OBLIGATION IS NOT AN INSTRUMENT, A CERTIFICATED
SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM
COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS
FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO
PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE
CONTRACTUAL RIGHT TO PAYMENT, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO
PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT
OBLIGATIONS, ARISING FROM OR UNDER ANY SUCH SECURITY, INSTRUMENT OR OTHER
OBLIGATION. WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT
OF CONTRARY ASSERTIONS BY THIRD PARTIES.

A PURCHASE OF OR SECURITY INTEREST IN ANY COLLATERAL DESCRIBED IN THIS FINANCING
STATEMENT WILL VIOLATE THE RIGHTS OF THE SECURED PARTY.

                                       J-4

                             EXHIBIT A TO SCHEDULE 1

                 (See Schedule I- Trust Mortgage Loan Schedule)

                                       J-5

                                    EXHIBIT K

        SUB-SERVICERS IN RESPECT OF WHICH SUB-SERVICING AGREEMENTS ARE IN
                EFFECT OR BEING NEGOTIATED AS OF THE CLOSING DATE

Capmark Finance, Inc.

CBRE Melody of Texas, LP

Collateral Real Estate Capital, LLC

Holiday Fenoglio Fowler, L.P.

Wilson, Cantwell & Spelman, Inc., d/b/a Johnson Capital Group of Colorado

Midland Loan Services, Inc.

Northmarq Capital, Inc.

                                       K-1

                                   EXHIBIT L-1

               FORM OF INFORMATION REQUEST/INVESTOR CERTIFICATION
              FOR WEBSITE ACCESS FROM CERTIFICATE [HOLDER] [OWNER]

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

    Re: LB-UBS Commercial Mortgage Trust 2007-C6,
        Commercial Mortgage Pass-Through Certificates, Series 2007-C6

          In accordance with the provisions of the Pooling and Servicing
Agreement, dated as of August 13, 2007 (the "Pooling and Servicing Agreement"),
between Structured Asset Securities Corporation II, as depositor (the
"Depositor"), Wachovia Bank, National Association, as master servicer, Midland
Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee (the "Trustee"), with respect to LB-UBS Commercial Mortgage Trust
2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6 (the
"Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned ("Investor") is a [beneficial owner] [registered holder] of the Class _____ Certificates.

          2. The undersigned is requesting (Please check as applicable):

               (i) ____ the information (the "Information") identified on the schedule attached hereto pursuant to Section 3.15, 4.02 and/or 8.14 of the Pooling and Servicing Agreement; or

               (ii) ____ a password [and username] pursuant to Section 4.02 of the Pooling and Servicing Agreement for access to information (also, the "Information") provided on the [Trustee's] [Master Servicer's]
          Internet Website.

                                      L-1-1

          3. In connection with accessing the website of the [Master Servicer]
[Trustee], the undersigned hereby agrees to register, execute or accept an access agreement and accept a disclaimer, as and to the extent required by the
[Master Servicer] or [Trustee] in accordance with Section 4.02 of the Pooling and Servicing Agreement.

          4. In consideration of the [Trustee's] [Master Servicer's] disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in evaluating its interest in Certificates, from its accountants and attorneys, and otherwise from such governmental or banking authorities to which the undersigned is subject), and such Information will not, without the prior written consent of the [Trustee] [Master Servicer], be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives
(collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the
Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential.

          5. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of
1934, as amended, or would require registration of any Non-Registered
Certificate pursuant to Section 5 of the Securities Act.

          6. Investor hereby acknowledges and agrees that:

               (a) Neither the Master Servicer nor the Trustee will make any representations or warranties as to the accuracy or completeness of, and will assume no responsibility for, any report, document or other information delivered pursuant to this request or made available on its respective Website;

               (b) Neither the Master Servicer nor the Trustee has undertaken any obligation to verify the accuracy or completeness of any information provided by a Mortgagor, a third party, each other or any other Person that is included in any report, document or other information delivered pursuant to this request or made available on its respective Website;

               (c) Any transmittal of any report, document or other information to Investor by the Master Servicer or the Trustee is subject to, which transmittal may (but need not be) accompanied by a letter containing, the following provision:

          By receiving the information set forth herein, you hereby acknowledge and agree that the United States securities laws restrict any person who possesses material, non-public information regarding the Trust which issued LB-UBS Commercial Mortgage Trust, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, from purchasing or selling such Certificates in circumstances where the other party to the transaction is not also in possession of such information. You also acknowledge and agree that such information is being provided to you for the purposes of, and such information may be used only in connection with, evaluation by you

                                      L-1-2

          or another Certificateholder, Certificate Owner or prospective purchaser of such Certificates or beneficial interest therein; and

               (d) When delivering any report, document or other information pursuant to this request, the Master Servicer or the Trustee may (i)
     indicate the source thereof and may affix thereto any disclaimer it deems appropriate in its discretion and (ii) contemporaneously provide such report, document or information to the Depositor, the Trustee, any
     Underwriter, any Rating Agency or Certificateholders or Certificate Owners.

          7. Investor agrees to indemnify and hold harmless the Master Servicer, the Trustee, the Trust and the Depositor from any damage, loss, cost or liability (including legal fees and expenses and the cost of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure of the Information by Investor or any of its Representatives. Investor also acknowledges and agrees that money damages would be both incalculable and an insufficient remedy for any breach of the terms of this letter by Investor or any of its Representatives and that the Master Servicer, the Trustee, or the
Trust may seek equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies are not the exclusive remedies for a breach of this letter but are in addition to all other remedies available at law or equity.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                     [BENEFICIAL OWNER OF A CERTIFICATE]
                                     [REGISTERED HOLDER OF A CERTIFICATE]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     -------------------------------------------

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      L-1-3

                                   EXHIBIT L-2

         FORM OF INFORMATION REQUEST/INVESTOR CERTIFICATION FOR WEBSITE
                        ACCESS FROM PROSPECTIVE INVESTOR

                                     [Date]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

    Re: LB-UBS Commercial Mortgage Trust 2007-C6,
        Commercial Mortgage Pass-Through Certificates, Series 2007-C6

          In accordance with the provisions of the Pooling and Servicing
Agreement, dated as of August 13, 2007 (the "Pooling and Servicing Agreement"),
between Structured Asset Securities Corporation II, as depositor (the
"Depositor"), Wachovia Bank, National Association, as master servicer, Midland
Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee (the "Trustee") with respect to LB-UBS Commercial Mortgage Trust
2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6 (the
"Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned ("Investor") is contemplating an investment in the
Class _____ Certificates.

          2. The undersigned is requesting (please check as applicable):

               (i) ____ information (the "Information") for use in evaluating the possible investment described above as identified on the schedule attached hereto pursuant to Section 3.15, 4.02 and/or 8.14 of the
          Pooling and Servicing Agreement; or

               (ii) ____ a password [and username] pursuant to Section 4.02 of the Pooling and Servicing Agreement for access to information (also, the "Information") provided on the [Trustee's] [Master Servicer's]
          Internet Website.

                                      L-2-1

          3. In connection with accessing the website of the [Master Servicer]
[Trustee], the undersigned hereby agrees to register, execute or accept an access agreement and accept a disclaimer, as and to the extent required by the
[Master Servicer] or [Trustee] in accordance with Section 4.02 of the Pooling and Servicing Agreement.

          4. In consideration of the [Trustee's] [Master Servicer's] disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraph 1 above, from its accountants and attorneys, and otherwise from such governmental or banking authorities and agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the [Trustee] [Master Servicer], be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

          5. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended ( the "Securities Act"), or the Securities Exchange Act of
1934, as amended, or would require registration of any Non-Registered
Certificate pursuant to Section 5 of the Securities Act.

          6. Investor hereby acknowledges and agrees that:

               (a) Neither the Master Servicer nor the Trustee will make any representations or warranties as to the accuracy or completeness of, and will assume no responsibility for, any report, document or other information delivered pursuant to this request or made available on its respective Website;

               (b) Neither the Master Servicer nor the Trustee has undertaken any obligation to verify the accuracy or completeness of any information provided by a Mortgagor, a third party, each other or any other Person that is included in any report, document or other information delivered pursuant to this request or made available on its respective Website;

               (c) Any transmittal of any report, document or other information to Investor by the Master Servicer or the Trustee is subject to, which transmittal may (but need not be) accompanied by a letter containing, the following provision:

          By receiving the information set forth herein, you hereby acknowledge and agree that the United States securities laws restrict any person who possesses material, non-public information regarding the Trust which issued LB-UBS Commercial Mortgage Trust, Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6, from purchasing or selling such Certificates in circumstances where the other party to the transaction is not also in possession of such information. You also acknowledge and agree that such information is being provided to you for the purposes of, and such information may be used only in connection with, evaluation by you or another Certificateholder,
          Certificate Owner or prospective purchaser of such Certificates or beneficial interest therein; and

               (d) When delivering any report, document or other information pursuant to this request, the Master Servicer or the Trustee may (i)
     indicate the source thereof and may affix thereto any

                                      L-2-2

     disclaimer it deems appropriate in its discretion and (ii)
     contemporaneously provide such report, document or information to the
     Depositor, the Trustee, any Underwriter, any Rating Agency or
     Certificateholders or Certificate Owners.

          7. Investor agrees to indemnify and hold harmless the Master Servicer, the Trustee, the Trust and the Depositor from any damage, loss, cost or liability (including legal fees and expenses and the cost of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure of the Information by Investor or any of its Representatives. Investor also acknowledges and agrees that money damages would be both incalculable and an insufficient remedy for any breach of the terms of this letter by Investor or any of its Representatives and that the Master Servicer, the Trustee, or the
Trust may seek equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies are not the exclusive remedies for a breach of this letter but are in addition to all other remedies available at law or equity.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                     [PROSPECTIVE PURCHASER OF A CERTIFICATE
                                     OR INTEREST THEREIN]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     -------------------------------------------

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      L-2-3

                                    EXHIBIT M

                        FORM OF DEFEASANCE CERTIFICATION

                                       M-1

                        FORM OF NOTICE AND CERTIFICATION
                      REGARDING DEFEASANCE OF MORTGAGE LOAN

    For Mortgage Loans: (a) having an unpaid balance of $35,000,000 or less,
  (b) that constitute less than 5% of the aggregate unpaid principal balance of the Mortgage Pool, or (c) that are not then one of the ten largest (measured by unpaid principal balance) Mortgage Loans in the Mortgage Pool

To:  Standard & Poor's Ratings Services,
     a division of The McGraw-Hill Companies, Inc.
     55 Water Street
     New York, New York 10041
     Attn: Commercial Mortgage Surveillance

     Fitch, Inc.
     One State Street Plaza
     New York, New York 10004

From:   _____________________________________, in its capacity as master servicer (the "Master Servicer") under the Pooling and Servicing
        Agreement dated as of August 13, 2007 (the "Pooling and Servicing
        Agreement"), between Structured Asset Securities Corporation II, as depositor, the Master Servicer, Midland Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee (the
        "Trustee").

Date: _________, 20___

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6,
          Commercial Mortgage Pass-Through Certificates, Series 2007-C6

          Mortgage loan (the "Mortgage Loan") identified by loan number _____ on the Trust Mortgage Loan Schedule attached to the Pooling and Servicing Agreement and heretofore secured by the Mortgaged [Property] [Properties] identified on the Trust Mortgage Loan Schedule by the following name[s]: _____________________
________________________________________________________________________________
________________________________________________________________________________

          Reference is made to the Pooling and Servicing Agreement described above. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement.

          As Master Servicer under the Pooling and Servicing Agreement, we hereby:

          1. Notify you that the Mortgagor has consummated a defeasance of the
Mortgage Loan pursuant to the terms of the Mortgage Loan, of the type checked below:

                                       M-2

     ______   a full defeasance of the payments  scheduled to be due in respect of the entire unpaid  principal  balance of the Mortgage Loan; or

     ______   a partial defeasance of the payments scheduled to be due in respect of a portion of the unpaid principal balance of the
              Mortgage Loan that represents ___% of the entire unpaid principal balance of the Mortgage Loan and, under the Mortgage, has an allocated loan amount of $____________ or _______% of the entire unpaid principal balance;

          2. Certify that each of the following is true, and any additional explanatory notes or exceptions which the Master Servicer has determined, consistent with the Servicing Standard, will have no material adverse effect on the Mortgage Loan or the defeasance transaction set forth on Exhibit A hereto:

               a. The Mortgage Loan documents permit the defeasance, and the terms and conditions for defeasance specified therein were satisfied in all material respects in completing the defeasance.

               b. The defeasance was consummated on __________, 20__.

               c. The defeasance collateral consists of securities that (i)
     constitute "government securities" as defined in Section 2(a)(16) of the
     Investment Company Act of 1940 as amended (15 U.S.C. 80a-1), (ii) are listed as "Qualified Investments for 'AAA' Financings" under Paragraphs 1,
     2 or 3 of "Cash Flow Approach" in Standard & Poor's Public Finance Criteria
     2000, as amended to the date of the defeasance, (iii) are rated 'AAA' by
     Standard & Poor's, (iv) if they include a principal obligation, provide for a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, and (v) are not subject to prepayment, call or early redemption.

               d. The Master Servicer received an opinion of counsel (from counsel approved by Master Servicer in accordance with the Servicing
     Standard) that the defeasance will not result in an Adverse REMIC Event.

               e. The Master Servicer determined that the defeasance collateral will be owned by an entity (the "Defeasance Obligor") as to which one of the statements checked below is true:

     ______   the related Mortgagor was a Single-Purpose Entity (as defined in
              Standard & Poor's Structured Finance Ratings Real Estate Finance
              Criteria, as amended to the date of the defeasance (the "S&P
              Criteria")) as of the date of the defeasance, and after the defeasance owns no assets other than the defeasance collateral and real property securing Mortgage Loans included in the pool;

     ______   the related Mortgagor designated a Single-Purpose Entity (as defined in the S&P Criteria) to own the defeasance collateral; or

     ______   the Master Servicer designated a Single-Purpose Entity (as defined in the S&P Criteria) established for the benefit of the Trust to own the defeasance collateral.

                                       M-3

               f. The Master Servicer received a broker or similar confirmation of the credit, or the accountant's letter described below contained statements that it reviewed a broker or similar confirmation of the credit, of the defeasance collateral to an Eligible Account (as defined in the S&P
     Criteria) in the name of the Defeasance Obligor, which account is maintained as a securities account by the Trustee or other Eligible
     Institution (as defined in the S&P Criteria) acting as a securities intermediary.

               g. As securities intermediary, the Trustee or other Eligible
     Institution is obligated to make the scheduled payments on the Mortgage
     Loan from the proceeds of the defeasance collateral directly to the Master
     Servicer's collection account in the amounts and on the dates specified in the Mortgage Loan documents or, in a partial defeasance, the portion of such scheduled payments attributed to the allocated loan amount for the real property defeased, increased by any defeasance premium specified in the Mortgage Loan documents (the "Scheduled Payments").

               h. The Master Servicer received from the Mortgagor written confirmation from a firm of independent certified public accountants, who were approved by the Master Servicer in accordance with the Servicing
     Standard, stating that (i) revenues from principal and interest payments made on the defeasance collateral (without taking into account any earnings on reinvestment of such revenues) will be sufficient to timely pay each of the Scheduled Payments after the defeasance including the payment in full of the Mortgage Loan (or the allocated portion thereof in connection with a partial defeasance) on its Maturity Date (or, in the case of an ARD
     Mortgage Loan, on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences), (ii) the revenues received in any month from the defeasance collateral will be applied to make Scheduled Payments within four (4)
     months after the date of receipt, and (iii) interest income from the defeasance collateral to the Defeasance Obligor in any calendar or fiscal year will not exceed such Defeasance Obligor's interest expense for the
     Mortgage Loan (or the allocated portion thereof in a partial defeasance)
     for such year, other than in the year in which the Maturity Date or
     Anticipated Repayment Date occurs.

               i. The Master Servicer received opinions from counsel, who were approved by the Master Servicer in accordance with the Servicing Standard, that (i) the agreements executed by the Mortgagor and/or the Defeasance
     Obligor in connection with the defeasance are enforceable against them in accordance with their terms, and (ii) the Trustee will have a perfected, first priority security interest in the defeasance collateral described above.

               j. The agreements executed in connection with the defeasance (i)
     permit reinvestment of proceeds of the defeasance collateral only in
     Permitted Investments (as defined in the S&P Criteria), (ii) permit release of surplus defeasance collateral and earnings on reinvestment to the
     Defeasance Obligor or the Mortgagor only after the Mortgage Loan has been paid in full, if any such release is permitted, (iii) prohibit any subordinate liens against the defeasance collateral, and (iv) provide for payment from sources other than the defeasance collateral or other assets of the Defeasance Obligor of all fees and expenses of the securities intermediary for administering the defeasance and the securities account and all fees and expenses of maintaining the existence of the Defeasance
     Obligor.

                                       M-4

               k. The entire unpaid principal balance of the Mortgage Loan as of the date of defeasance was $___________. Such Mortgage Loan (a) has an unpaid balance of $35,000,000 or less, (b) constitutes less than 5% of the aggregate unpaid principal balance of the Mortgage Pool, or (c) is not one of the ten largest (measured by unpaid principal balance) mortgage loans in the Mortgage Pool, in each such case, as of the date of the most recent
     Distribution Date Statement received by us (the "Current Report").

          3. The defeasance described herein, together with all prior and simultaneous defeasances of mortgage loans, brings the total of all fully and partially defeased mortgage loans in the Mortgage Pool to $__________________, which is _____% of the aggregate unpaid principal balance of the Mortgage Pool as of the date of the Current Report.

          4. Certify that originals or copies of the material agreements, instruments, organizational documents for the Defeasance Obligor, and opinions of counsel and independent accountants executed and delivered in connection with the defeasance described above have been transmitted to the Trustee (or a
Custodian on its behalf) for placement in the related Mortgage File or, to the extent not required to be part of the related Mortgage File, are in the possession of the Master Servicer as part of the Master Servicer's servicing file.

          5. Certify and confirm that the determinations and certifications described above were rendered in accordance with the Servicing Standard set forth in, and the other applicable terms and conditions of, the Pooling and
Servicing Agreement.

          6. Certify that the individual under whose hand the Master Servicer has caused this Notice and Certification to be executed did constitute a
Servicing Officer as of the date of the defeasance described above.

          7. Agree to provide copies of all items described in paragraph 4 above to you upon request.

          IN WITNESS WHEREOF, the Master Servicer has caused this Notice and
Certification to be executed as of the date captioned above.

                                     [MASTER SERVICER]

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                       M-5

                                    EXHIBIT N

                      FORM OF SELLER/DEPOSITOR NOTIFICATION

                                     [Date]

[Structured Asset Securities             Wachovia Bank, National Association
Corporation II                           NC 1075
745 Seventh Avenue                       8739 Research Drive, URP4
New York, New York 10019                 Charlotte, North Carolina 28262-1075
Attention: David Nass]                   Attention: LB-UBS Commercial Mortgage
                                         Trust 2007-C6

[Lehman Brothers Holdings Inc.           [Midland Loan Services, Inc. 10851
745 Seventh Avenue                       Mastin Overland Park, Kansas 66210
New York, New York 10019]                Attention: LB-UBS Commercial Mortgage
                                         Trust 2007-C6]

[UBS Securities LLC                      [LaSalle Bank National Association 135
1285 Avenue of the Americas,             South LaSalle Street, Suite 1625
New York, New York 10019                 Chicago, Illinois 60603
Attention: Jeffrey Lavine]               Attention: Global Securities and Trust
[with a copy to Joseph L. Tambaro        Services- LB-UBS Commercial Mortgage
1285 Avenue of the Americas              Trust 2007-C6]
New York, New York 10019]

[UBS Real Estate Securities Inc.         [Controlling Class Representative (if
1285 Avenue of the Americas,             known)]
New York, New York 10019
Attention: Jeffrey Lavine]
[with a copy to Joseph L. Tambaro
1285 Avenue of the Americas
New York, New York 10019]

[Banc of America Securities LLC
NC1-027-22-03
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: LB-UBS Commercial Mortgage
Trust 2007-C6] [with a copy to Paul E.
Kurzeja, Esq.
Bank of America Corporation
101 South Tryon Street
30th Floor, NC1-002-29-01
Charlotte, North Carolina 28255]

                                       N-1

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6,
          Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Ladies and Gentlemen:

          This notice is being delivered pursuant to Section 2.03 of the Pooling and Servicing Agreement, dated as of August 13, 2007 (the "Agreement"), relating to the captioned commercial mortgage pass-through certificates (the
"Certificates"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

          This notice is being delivered with respect to the [Mortgage Loan identified on the Trust Mortgage Loan Schedule as Mortgage Loan number [__], and secured by the Mortgaged Property identified on the Trust Mortgage Loan Schedule as _________________ (the "Subject Trust Mortgage Loan")]; [the Mortgage
Loan/Loans identified on Exhibit A to Schedule I attached hereto (the "Subject
Trust Mortgage Loans")].

          Check which of the following applies:

          ______   We hereby advise you that a Material Document Defect or
                   Material Breach [may exist] [exists] with respect to the
                   Subject Trust Mortgage [Loan] [Loans] due to the occurrence set forth on Schedule 1 attached hereto.

          ______   We hereby request that you cure the Material Document Defect or Material Breach in all material respects with respect to the Subject Trust Mortgage [Loan] [Loans] or repurchase the
                   Subject Trust Mortgage [Loan] [Loans] within the time period and subject to the conditions provided for in [Section
                   2.03(a) of the Agreement] [Section 5(a) of the UBS/Depositor
                   Mortgage Loan Purchase Agreement].

          ______   We hereby advise you that a Servicing Transfer Event has
                   occurred with respect to the Subject Trust Mortgage [Loan]
                   [Loans] due to the occurrence set forth on Schedule 1
                   attached hereto (and a Material Document Defect has occurred as set forth above or on a previous Seller/Depositor
                   Notification).

          ______   We hereby advise you that an assumption [is proposed] [has occurred] with respect to the Subject Trust Mortgage [Loan]
                   [Loans], as further described on Schedule 1 attached hereto
                   (and a Material Document Defect has occurred as set forth
                   above or on a previous Seller/Depositor Notification).

          ______   Under the circumstances contemplated by the last paragraph of
                   [Section 2.03(a) of the Agreement] [Section 5(a) of the
                   UBS/Depositor Mortgage Loan Purchase Agreement], we hereby advise you that both (A) the applicable Resolution Extension
                   Period has expired and (B) a [Servicing Transfer Event]
                   [proposed] [actual] assumption] has occurred with respect to the Subject Trust Mortgage [Loan] [Loans]; therefore, we
                   hereby direct

                                       N-2

                   you to cure the subject Material Document Defect in all
                   material respects within 15 days of receipt of this
                   Seller/Depositor Notification.

          ______   We hereby advise you that the 15-day period set forth in the preceding paragraph has expired and we hereby notify you that the [Master Servicer] [Special Servicer] has elected to
                   perform your cure obligations with respect to the subject
                   Material Document Defect and the Subject Trust Mortgage
                   [Loan] [Loans].

                                            N-3

          ______   We hereby request that you repurchase the Subject Trust
                   Mortgage [Loan] [Loans] or any related REO Property to the extent required by [Section 2.03(a) of the Agreement]
                   [Section 5(a) of the UBS/Depositor Mortgage Loan Purchase
                   Agreement].

                                     Very truly yours,

                                     [LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:]

                                     [WACHOVIA BANK, NATIONAL ASSOCIATION
                                     as Master Servicer

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:]

                                     [MIDLAND LOAN SERVICES, INC.,
                                     as Special Servicer

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:]

          In the event this notice constitutes a request to repurchase the
Subject Trust Mortgage [Loan] [Loans], a copy of this Seller/Depositor
Notification has been delivered to each of:

          (i)  Internal Counsel to the Depositor/Lehman Mortgage Loan Seller:

               Lehman Brothers Holdings Inc.
               745 Seventh Avenue
               New York, New York 10019
               Attention: Scott Lechner;

               And

                                       N-4

          (ii) Counsel to UBS Mortgage Loan Seller:

               Cadwalader, Wickersham & Taft LLP
               100 Maiden Lane
               New York, New York 10038
               Attention: Anna Glick

                                       N-5

                                                                      SCHEDULE 1

     Mortgage Loan Number: [________________] [See Exhibit A hereto]

     Name of Mortgaged Property: _______________________________________________

     Material Breach: Explain the nature of the Material Breach: _______________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     [Potential] Material Document Defect: [List the affected documents and describe nature of the Material Document Defect:] [The Subject Trust Mortgage
[Loan] [Loans] have the document defects outlined on Exhibit A hereto] _________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     Servicing Transfer Event/Assumption: Explain the nature of the Servicing
Transfer Event/Assumption: _____________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     Other: Set forth any necessary additional information: ____________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                       N-6

                                    EXHIBIT O

                    FORM OF CONTROLLING CLASS REPRESENTATIVE
                            CONFIDENTIALITY AGREEMENT

                                     [Date]

[LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60603
Attention: Global Securities and Trust Services--
           LB-UBS Commercial Mortgage Trust 2007-C6]

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

Midland Loan Services, Inc.
10851 Mastin
Overland Park, Kansas 66210
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

     Re: LB-UBS Commercial Mortgage Trust 2007-C6,
         Commercial Mortgage Pass-Through Certificates, Series 2007-C6

          In accordance with the provisions of the Pooling and Servicing
Agreement, dated as of August 13, 2007 the ("Pooling and Servicing Agreement"),
between Structured Asset Securities Corporation II, as depositor (the
"Depositor"), Wachovia Bank, National Association, as master servicer, Midland
Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee (the "Trustee"), with respect to LB-UBS Commercial Mortgage Trust
2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6 (the
"Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned is the Controlling Class Representative.

          2. The undersigned will keep the information (the "Information")
obtained from time to time pursuant to the Pooling and Servicing Agreement confidential (except for Information with respect to tax treatment or tax structure), and such Information will not, without the prior written consent of the [Trustee] [Master Servicer], be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives
(collectively, the "Representatives") in any manner whatsoever, in whole or in part (other than for the purpose of communicating with the Controlling Class or counsel); provided that the undersigned may provide all or any part of the
Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such

                                       O-1

person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential.

          3. The undersigned will not use or disclose the Information in any manner which could result in a violation on the part of any person or entity of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Non-Registered Certificate pursuant to Section 5 of the
Securities Act.

          4. The undersigned confirms its acceptance of its appointment as
Controlling Class Representative. Notices and other correspondences should be delivered to: [Name/ Address/ Phone/ Facsimile/ Email]. Below is a list of officers or employees with whom parties to the Pooling and Servicing Agreement may deal with.

     NAME              TITLE         WORK ADDRESS     FACSIMILE NUMBER
[_____________]   [_____________]   [_____________]    [_____________]
[_____________]   [_____________]   [_____________]    [_____________]

          To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                     [CONTROLLING CLASS REPRESENTATIVE]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     -------------------------------------------

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       O-2

                                    EXHIBIT P

                      FORM OF TRUSTEE BACKUP CERTIFICATION
                           TO BE PROVIDED TO DEPOSITOR

     Re: LB-UBS Commercial Mortgage Trust 2007-C6 (the "Trust") Commercial
         Mortgage Pass-Through Certificates, Series 2007-C6 (the "Certificates")

          Pursuant to Section 8.15 of the Pooling and Servicing Agreement, dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), between
Structured Asset Securities Corporation II as depositor (the "Depositor"),
LaSalle Bank National Association as trustee (the "Trustee"), Wachovia Bank,
National Association as master servicer (the "Master Servicer") and Midland Loan
Services, Inc. as special servicer (the "Special Servicer"), relating to the
Certificates, the undersigned, a ____________________ of the Trustee and on behalf of the Trustee, hereby certifies to ___________________ (the "Certifying
Party") and to ____________________ as the officer executing the subject certification pursuant to the Sarbanes-Oxley Act of 2002 (the "Certifying
Officer") and its partners, representatives, affiliates, members, managers, directors, officers, employees and agents, to the extent that the following information is within our normal area of responsibilities and duties under the
Pooling and Servicing Agreement, and with the knowledge and intent that they will rely upon this certification, that:

               1. I have reviewed (i) the information reported or caused to be reported by the Trustee to the Depositor pursuant to Section 8.15(b) of the
     Pooling and Servicing Agreement (the "Section 8.15(b) Information") for the
     Trust's fiscal year _____, and (ii) the annual report on Form 10-K for the
     Trust's fiscal year _______, and all distribution reports on Form 10-D and current reports on Form 8-K filed in respect of periods included in the year covered by that annual report, of the Trust (such annual report, distribution reports and current reports, collectively, the "Reports");

               2. Based on my knowledge, and assuming the accuracy of the statements required to be made in the Master Servicer Backup Certification and in the Special Servicer Backup Certification (in each case, to the extent that such statements are relevant to the statements made in this
     Trustee Backup Certification), the information in the Reports relating to distributions on and/or characteristics (including Certificate Principal
     Balances, Certificate Notional Amounts and Pass-Through Rates) of the
     Certificates, and/or relating to the Trustee, its Affiliates, any and all sub-servicers, subcontractors and agents retained or engaged by the Trustee and/or any and all Trustee Appointees, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the subject Annual Report on Form 10-K;

               3. Based on my knowledge, the information in the Reports relating to distributions on and/or characteristics (including Certificate Principal
     Balances, Certificate Notional Amounts and Pass-Through Rates) of the
     Certificates and/or relating to the Trustee, its Affiliates, any and all sub-servicers, subcontractors and agents retained or engaged by the Trustee and/or any and all Trustee Appointees, includes all information of such type required to

                                       P-1

     be included in the Reports for the relevant period covered by the subject
     Annual Report on Form 10-K;

               4. To my knowledge, the Section 8.15(b) Information did not contain any untrue statement of a material fact or omit to state a material fact required to be reported or caused to be reported to the Depositor by the Trustee pursuant to Section 8.15(b);

               5. To my knowledge, the information in the Reports includes all information that was provided to the Trustee by the Master Servicer and/or the Special Servicer pursuant to Section 8.15(b) of the Pooling and
     Servicing Agreement and, if and to the extent contemplated by Section 8.15 of the Pooling and Servicing Agreement, approved by the Depositor for inclusion in the Reports, and all Servicer Reports provided to the Trustee by the Master Servicer and/or the Special Servicer under the Pooling and
     Servicing Agreement, for the Trust's fiscal year; and

               6. To my knowledge, the Reports include all Form 8-K Required
     Information, Form 10-D Required Information and Form 10-K Required
     Information that the Trustee had actual knowledge of for the Trust's fiscal year and that, if and to the extent contemplated by Section 8.15 of the
     Pooling and Servicing Agreement, was approved by the Depositor for inclusion in the Reports.

               7. I am responsible for reviewing the activities performed by the
     Trustee under the Pooling and Servicing Agreement and, based on my knowledge and the review required under the Pooling and Servicing
     Agreement, and except as disclosed in the Annual Assessment Report delivered by the Trustee for such year, the Trustee has fulfilled its obligations under the Pooling and Servicing Agreement.

               8. All Annual Statements of Compliance and all Annual Assessment
     Reports and their related Annual Attestation Reports required to be provided to the Depositor by the Trustee and its Servicing Representatives
     with respect to the Trust's fiscal year ____ under or as contemplated by the Pooling and Servicing Agreement, have been so provided thereby, with the following exceptions: __________________________________.

          Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

Date:

                                     [NAME OF TRUSTEE]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       P-2

                                    EXHIBIT Q

                  FORM OF MASTER SERVICER BACKUP CERTIFICATION
                           TO BE PROVIDED TO DEPOSITOR

     Re: LB-UBS Commercial Mortgage Trust 2007-C6 (the "Trust") Commercial
         Mortgage Pass-Through Certificates, Series 2007-C6 (the "Certificates")

          Pursuant to Section 8.15 of the Pooling and Servicing Agreement, dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), between
Structured Asset Securities Corporation II as depositor (the "Depositor"),
LaSalle Bank National Association as trustee (the "Trustee"), Wachovia Bank,
National Association as master servicer (the "Master Servicer") and Midland Loan
Services, Inc. as special servicer (the "Special Servicer"), relating to the
Certificates, the undersigned, a ____________________ of the Master Servicer and
on behalf of the Master Servicer, hereby certifies to ___________________ (the
"Certifying Party") and to ____________________ as the officer executing the subject certification pursuant to the Sarbanes-Oxley Act of 2002 (the
"Certifying Officer") and its partners, representatives, affiliates, members, managers, directors, officers, employees and agents, to the extent that the following information is within our normal area of responsibilities and duties under the Pooling and Servicing Agreement, and with the knowledge and intent that they will rely upon this certification, that:

               1. I have, or someone under my supervision has, reviewed: (i) all the information delivered by the Master Servicer to the Depositor and the
     Trustee pursuant to Section 8.15(b) of the Pooling and Servicing Agreement
     (the "Section 8.15(b) Information") for the Trust's fiscal year __________;
     and (ii) all the Servicer Reports delivered by the Master Servicer to the
     Trustee, in each case, for the Trust's fiscal year __________;

               2. Based on my knowledge, and assuming the accuracy of the statements required to be made in the Special Servicer Certification (to the extent that such statements are relevant to the statements made in this
     Master Servicer Certification), the Section 8.15(b) Information (provided, that the Master Servicer shall not be responsible for or be required to perform any analysis regarding information in a borrower's financial statements on which such Section 8.15(b) Information is based beyond such analysis as would be required in accordance with the Servicing Standard and the terms of the Pooling and Servicing Agreement) and the information in the Servicer Reports delivered by the Master Servicer to the Trustee for the Trust's fiscal year __________ relating to servicing information, including information relating to actions of the Master Servicer and/or payments and other collections on and characteristics of the Trust Mortgage
     Loans and REO Properties, and/or relating to the Master Servicer, its
     Affiliates and/or any and all sub-servicers, subcontractors and agents of the Master Servicer, taken as a whole, do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of such fiscal year;

               3. Based on my knowledge, and assuming the accuracy of the statements required to be made in the Special Servicer Certification (to the extent that such statements are relevant to the statements made in this
     Master Servicer Certification), the information in the

                                       Q-1

     Servicer Reports delivered by the Master Servicer to the Trustee for the
     Trust's fiscal year __________ relating to servicing information, including information relating to actions of the Master Servicer and/or payments and other collections on and characteristics of the Trust Mortgage Loans and
     REO Properties, and/or relating to the Master Servicer, its Affiliates and/or any and all sub-servicers, subcontractors and agents of the Master
     Servicer, together with the Section 8.15(b) Information for the Trust's fiscal year __________, includes all information of such type required to be provided by the Master Servicer to the Trustee under the Pooling and
     Servicing Agreement for such year;

               4. I am responsible for reviewing the activities performed by the
     Master Servicer under the Pooling and Servicing Agreement and, based on my knowledge and the review required under the Pooling and Servicing
     Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Assessment Report delivered by the Master Servicer for the
     Trust's fiscal year _______, the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement;

               5. All Annual Statements of Compliance and all Annual Assessment
     Reports and their related Annual Attestation Reports required to be provided to the Trustee and the Depositor by the Master Servicer or any
     Additional Servicer or Sub-Servicing Function Participant (retained by the
     Master Servicer) under or as contemplated by the Pooling and Servicing
     Agreement have been provided thereby, with the following exceptions:
     ___________________________________. Based on my knowledge, there are no significant deficiencies relating to the Master Servicer's or any such other party's compliance with the Relevant Servicing Criteria, in each case based upon the Annual Attestation Report provided by a registered public accounting firm, after conducting a review in compliance with the standards for attestation engagements issued or adopted by the PCAOB, delivered pursuant to Section 3.14 of the Pooling and Servicing Agreement, except as disclosed in the Master Servicer's Annual Statement of Compliance and
     Annual Assessment Reports.

          The foregoing certifications under clauses 2. and 3. above assume that the following sections and parts of the Prospectus Supplement did not, as of the date thereof or as of the Closing Date, contain any untrue statement of a material fact regarding the Mortgage Loan Seller Matters (as defined below) or omit to state any material fact regarding the Mortgage Loan Seller Matters necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading: "Summary of Prospectus
Supplement--The Underlying Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors" and "Description of the Mortgage Pool" and Annex A-1, Annex A-2,
Annex A-3, Annex A-4 and Annex B to the Prospectus Supplement. "Mortgage Loan
Seller Matters" as used in the preceding sentence shall mean the description of the Mortgage Loans, the Mortgaged Properties and the Mortgagors. In addition, notwithstanding the foregoing certifications under clauses 2. and 3. above, the
Master Servicer does not make any certification under such clauses 2. and 3.
above with respect to the (i) Section 8.15(b) Information or (ii) the information in the Servicer Reports delivered by the Master Servicer to the
Trustee and/or the Depositor and referred to in such clauses 2. and 3. above that, in each case, is in turn dependent upon information provided by (other than, if and to the extent such information has been provided by such party, the certification under clause 3, above) (a) the Special Servicer under the Pooling and Servicing Agreement, beyond the corresponding certification actually provided by the Special Servicer, and/or (b) an Outside Servicer under the applicable Outside Servicing Agreement, beyond the corresponding certification actually provided by such Outside

                                       Q-2

Servicer; provided, that clause (b) shall not apply with respect to any particular Outside Servicer if such Outside Servicer is the same entity as, or is an Affiliate of, the Master Servicer. Further, notwithstanding the foregoing certifications, the Master Servicer does not make any certification under the foregoing clauses 1. through 5. that is in turn dependent upon information required to be provided by any Sub-Servicer identified on Exhibit K to the
Pooling and Servicing Agreement, acting under a Sub-Servicing Agreement that the
Master Servicer entered into in connection with the issuance of the
Certificates, or upon the performance by any such Sub-Servicer of its obligations pursuant to any such Sub-Servicing Agreement, in each case beyond the respective backup certifications actually provided by such Sub-Servicer to the Master Servicer with respect to the information that is the subject of such certification.

          Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

Date:

                                     [NAME OF MASTER SERVICER]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       Q-3

                                    EXHIBIT R

                  FORM OF SPECIAL SERVICER BACKUP CERTIFICATION
                   TO BE PROVIDED TO DEPOSITOR/MASTER SERVICER

     Re: LB-UBS Commercial Mortgage Trust 2007-C6 (the "Trust") Commercial
         Mortgage Pass-Through Certificates, Series 2007-C6 (the "Certificates")

          Pursuant to Section 8.15 of the Pooling and Servicing Agreement, dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), between
Structured Asset Securities Corporation II as depositor (the "Depositor"),
LaSalle Bank National Association as trustee (the "Trustee"), Wachovia Bank,
National Association as master servicer (the "Master Servicer") and Midland Loan
Services, Inc. as special servicer (the "Special Servicer"), relating to the
Certificates, the undersigned, a ____________________ of the Special Servicer and on behalf of the Special Servicer, hereby certifies to ___________________
(the "Certifying Party") and to ____________________ as the officer executing the subject certification pursuant to the Sarbanes-Oxley Act of 2002 (the
"Certifying Officer") and its partners, representatives, affiliates, members, managers, directors, officers, employees and agents, to the extent that the following information is within our normal area of responsibilities and duties under the Pooling and Servicing Agreement, and with the knowledge and intent that they will rely upon this certification, that:

          1. I (or an officer or employee under my supervision) have reviewed
(i) all the Servicer Reports delivered by the Special Servicer to the Master
Servicer and/or the Trustee for the Trust's fiscal year ______________ as to the special servicing by the Special Servicer of specially serviced mortgage loans
(the "Specially Serviced Mortgage Loans") or real properties owned by the Trust that were acquired through foreclosure of loans as to which the Special Servicer has servicing responsibilities ("REO Properties"), and (ii) all the information delivered by the Special Servicer to the Depositor and the Trustee pursuant to
Section 8.15(b) of the Pooling and Servicing Agreement for the Trust's fiscal year _____________ (the "Section 8.15(b) Information").

          2. To the best of my knowledge, the Section 8.15(b) Information and the information in the Servicer Reports delivered to the Master Servicer and/or the Trustee for the Trust's fiscal year _____________ relating to the Special
Servicer and servicing information in respect of Specially Serviced Mortgage
Loans and REO Properties, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of such fiscal year.

          3. To the best of my knowledge, the information in the Servicer
Reports delivered to the Master Servicer and/or the Trustee for such year relating to the Special Servicer and servicing information in respect of
Specially Serviced Mortgage Loans and REO Properties, together with the Section
8.15(b) Information, includes all information of such type required to be provided by the Special Servicer to the Trustee and the Master Servicer under the Pooling and Servicing Agreement.

          4. I am responsible for reviewing the activities performed by the
Special Servicer under the Pooling and Servicing Agreement, and based on my knowledge and the compliance reviews

                                       R-1

conducted in preparing the Special Servicer's Annual Statement of Compliance
under the Pooling and Servicing Agreement, and except as disclosed in the Annual
Statement of Compliance and the Annual Assessment Report delivered to the
Depositor pursuant to the Pooling and Servicing Agreement, the Special Servicer
has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects.

          5. All Annual Statements of Compliance and all Annual Assessment
Reports and their related Annual Attestation Reports required to be provided to the Depositor and the Trustee by the Special Servicer and its Servicing
Representatives with respect to the Trust's fiscal year ____ under or as contemplated by the Pooling and Servicing Agreement, have been so provided thereby, with the following exceptions: __________________________________.

          The statements in this Certificate are limited to information regarding the Special Servicer and the Special Servicer's activities under the
Pooling and Servicing Agreement. This Certification does not relate to information in the Servicer Reports and the Section 8.15(b) Information relating to any other person or any other topic.

          Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

Date:

                                     [NAME OF SPECIAL SERVICER]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       R-2

                                    EXHIBIT S

                     FORM OF OUTSIDE SERVICER/TRUSTEE NOTICE

                                     [Date]

[OUTSIDE MASTER SERVICER]
[OUTSIDE SPECIAL SERVICER]
[OUTSIDE TRUSTEE]
[OTHER SERVICERS UNDER OUTSIDE SERVICING AGREEMENT]

     Re: Co-Lender Agreement, dated as of [_________], 200____
         (the "Co-Lender Agreement") among [SPECIFY PARTIES]

Ladies and Gentlemen:

          This notice is being delivered to you in connection with the Co-Lender
Agreement and pursuant to Section 3.02(c) and Section 6.11(c) of the Pooling and
Servicing Agreement dated as of August 13, 2007 (the "Agreement") between
Structured Asset Securities Corporation II, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee (the
"Trustee", which term includes any successor entity under the Agreement), which
Agreement relates to the issuance of the LB-UBS Commercial Mortgage Trust
2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6. To the
extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Co-Lender Agreement.

          [Notice is hereby given that as of ____________, the "Closing Date"
under the Agreement, the Trustee is the holder of [the Note ___ Mortgage Loan]
[Loan ___] (as defined in the Co-Lender Agreement), and, in that capacity, the
Trustee assumes the rights and obligations of the [Note ____ Lender] [_____
Noteholder] under the Co-Lender Agreement.]

          [You are hereby directed to remit to the Master Servicer all amounts payable to the [Note ___ Lender] [__ Noteholder] under the Co-Lender Agreement and the governing [Servicing Agreement], to the following account:

          [Account holder]
          [Address]
          ABA: [         ]
          Acct: [           ]
          Acct #: [                 ]
          Ref: [Potomac Mills, Loan # [          ]]
               [Och-Ziff Retail Portfolio, Loan # [             ]]
          Location: [________________]

                                       S-1

          [You are hereby further directed to forward, deliver, or otherwise make available to the Master Servicer (and, in the case of CMSA reports, files and templates, the Trustee), all reports, statements, documents, communications and other information that are to be forwarded, delivered or otherwise made available to the [Note ___ Lender] [___ Noteholder] under the Co-Lender
Agreement and the governing [Servicing Agreement], to the following: [name of
Master Servicer/address/facsimile number/email address/telephone number], with
(in the case of CMSA reports, files and templates) a copy to [name of
Trustee/address/facsimile number/email address/telephone number.] In connection with the foregoing, a request is hereby made for the contemporaneous delivery of all reports (including without limitation all CMSA reports, files and templates), statements, documents, communications and other information relating to [the Note ___ Mortgage Loan] [Note ___], the related mortgage real property or other related collateral, the related borrower or any related guarantor or other related obligor and/or any related mortgage loan or mezzanine loan, that you make provide, deliver or otherwise make available to any other party to the applicable [Servicing Agreement] or a controlling class representative, operating adviser or similar party under the applicable [Servicing Agreement].

          You are hereby further notified that the trust formed pursuant to the
Agreement is subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the requirements of Regulation AB.
Please forward all reports, documents and other information required by such trust with respect to you, your affiliated and/or [the Note ___ Mortgage Loan]
[Loan ___] as a result thereof, to the Master Servicer and the Trustee at the addresses stated in the preceding paragraph].

          [Please also be advised that [______________], as the initial
"Controlling Class Representative" under the Agreement is, to the fullest extent permitted under the Co-Lender Agreement, entitled to exercise any rights and powers of the Trustee, in its capacity as [Note ___ Lender] [___ Noteholder], under Section ___ of the Co-Lender Agreement.]

          [Please also be advised that a new Controlling Class Representative has been appointed in accordance with Section 6.09(b) of the Agreement, which new Controlling Class Representative is _________________________ [include notice information] and such party is, to the fullest extent permitted under the
Co-Lender Agreement, entitled to exercise any rights and powers of the Trustee, in its capacity as [Note ___ Lender] [___ Noteholder], under Section ___ of the
Co-Lender Agreement.]

                                     Very truly yours,

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

c.c. [OTHER RELATED NON-TRUST MORTGAGE LOAN NOTEHOLDERS]

                                       S-2

                                    EXHIBIT T

                       RELEVANT SERVICING CRITERIA MATRIX

    1122 ITEM                      DESCRIPTION OF SERVICING CRITERIA                   RESPONSIBLE PARTY*
---------------------------------------------------------------------------------------------------------

                                   GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance   Master Servicer,
                   or other triggers and events of default in accordance with the      Special Servicer,
                   transaction agreements.                                             Trustee

1122(d)(1)(ii)     If any material servicing activities are outsourced to third        Master Servicer,
                   parties, policies and procedures are instituted to monitor the      Special Servicer,
                   third party's performance and compliance with such servicing        Trustee
                   activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a        Not Applicable
                   back-up servicer for the pool assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on     Master Servicer,
                   the party participating in the servicing function throughout the    Special Servicer,
                   reporting period in the amount of coverage required by and          Trustee
                   otherwise in accordance with the terms of the transaction
                   agreements.

                                   CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are deposited into the appropriate          Master Servicer,
                   custodial bank accounts and related bank clearing accounts no       Special Servicer,
                   more than two business days of receipt, or such other number of     Trustee
                   days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or     Master Servicer,
                   to an investor are made only by authorized personnel.               Special Servicer,
                                                                                       Trustee

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows   Master Servicer,
                   or distributions, and any interest or other fees charged for such   Special Servicer,
                   advances, are made, reviewed and approved as specified in the       Trustee
                   transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve      Master Servicer,
                   accounts or accounts established as a form of                       Special Servicer,
                   overcollateralization, are separately maintained (e.g., with        Trustee
                   respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured         Master Servicer,
                   depository institution as set forth in the transaction              Special Servicer,
                   agreements. For purposes of this criterion, "federally insured      Trustee
                   depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Sec. 240.13k-1(b)(1) of this chapter.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized       Master Servicer,
                   access.                                                             Special Servicer,
                                                                                       Trustee

                                         T-1

    1122 ITEM                      DESCRIPTION OF SERVICING CRITERIA                   RESPONSIBLE PARTY*
---------------------------------------------------------------------------------------------------------

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all             Master Servicer,
                   asset-backed securities related bank accounts, including            Special Servicer,
                   custodial accounts and related bank clearing accounts. These        Trustee
                   reconciliations: (A) Are mathematically accurate; (B) Are
                   prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                   INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the          Master Servicer,
                   Commission, are maintained in accordance with the transaction       Special Servicer,
                   agreements and applicable Commission requirements. Specifically,    Trustee
                   such reports:

1122(d)(3)(i)(A)   (A) Are prepared in accordance with timeframes and other terms      Master Servicer,
                   set forth in the transaction agreements;                            Special Servicer,
                                                                                       Trustee

1122(d)(3)(i)(B)   (B) Provide information calculated in accordance with the terms     Trustee
                   specified in the transaction agreements;

1122(d)(3)(i)(C)   (C) Are filed with the Commission as required by its rules and      Trustee
                   regulations; and

1122(d)(3)(i)(D)   (D) Agree with investors' or the Trustee's records as to the        Trustee
                   total unpaid principal balance and number of pool assets serviced by the servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance   Trustee
                   with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business    Trustee
                   days to the servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with   Trustee
                   cancelled checks, or other form of payment, or custodial bank statements.

                                        POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool assets is maintained as required     Master Servicer,
                   by the transaction agreements or related pool asset documents.      Special Servicer,
                                                                                       Trustee

1122(d)(4)(ii)     Pool assets and related documents are safeguarded as required by    Master Servicer,
                   the transaction agreements.                                         Special Servicer,
                                                                                       Trustee

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are      Master Servicer,
                   made, reviewed and approved in accordance with any conditions or    Special Servicer,
                   requirements in the transaction agreements.                         Trustee

                                         T-2

    1122 ITEM                      DESCRIPTION OF SERVICING CRITERIA                   RESPONSIBLE PARTY*
---------------------------------------------------------------------------------------------------------

1122(d)(4)(iv)     Payments on pool assets, including any payoffs, made in             Master Servicer
                   accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to
                   principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)      The servicer's records regarding the pool assets agree with the     Master Servicer
                   servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's pool    Master Servicer,
                   asset (e.g., loan modifications or re-agings) are made, reviewed    Special Servicer
                   and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,       Special Servicer
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the    Master Servicer,
                   period a pool asset is delinquent in accordance with the            Special Servicer
                   transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for pool assets    Not applicable
                   with variable rates are computed based on the related pool asset documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts) See followings:

                   (A) Such funds are analyzed, in accordance with the obligor's       Master Servicer
                   pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;

                   (B) Interest on such funds is paid, or credited, to obligors in     Master Servicer
                   accordance with applicable pool asset documents and state laws;
                   and

                   (C) Such funds are returned to the obligor within 30 calendar       Master Servicer
                   days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance     Master Servicer
                   payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

                                         T-3

    1122 ITEM                      DESCRIPTION OF SERVICING CRITERIA                   RESPONSIBLE PARTY*
---------------------------------------------------------------------------------------------------------

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be     Master Servicer
                   made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two    Master Servicer
                   business days to the obligor's records maintained by the
                   servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are           Master Servicer,
                   recognized and recorded in accordance with the transaction          Special Servicer
                   agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item       Not Applicable
                   1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.

With respect to each Servicing Criteria set forth above in this Exhibit T,
"Responsible Party" shall additionally include any Sub-Servicer, sub-contractor, vendor, agent, custodian or other Person acting on behalf of such Responsible
Party, which Sub-Servicer, sub-contractor, vendor, agent, custodian or other
Person is a "party participating in the servicing function" (within the meaning of the instructions to Item 1122 of Regulation AB) with respect to the subject
Servicing Criteria and as regards the Trust Fund.

                                         T-4

                                    EXHIBIT U

               FORM OF EXCHANGE ACT REPORTABLE EVENT NOTIFICATION

VIA FAX:   DAVID NASS (646) 758-5376
VIA EMAIL: dnass@lehman.com

VIA OVERNIGHT MAIL:

Structured Asset Securities Corporation II, as Depositor
745 Seventh Avenue
New York, New York 10019
Attention: LB-UBS Commercial Mortgage Trust 2007-C6--SEC REPORT PROCESSING

VIA FAX:   (312) 904-2084
VIA EMAIL: edgar@abnamro.com

VIA OVERNIGHT MAIL:

LaSalle Bank National Association, as Trustee
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Global Securities and Trust Services--LB-UBS Commercial
           Mortgage Trust 2007-C6--SEC REPORT PROCESSING

     Re:  Exchange Act Reportable Event Disclosure

Ladies and Gentlemen:

          In accordance with Section 8.15 of the Pooling and Servicing
Agreement, dated as of August 13, 2007, between Structured Asset Securities
Corporation II, as Depositor, Wachovia Bank, National Association, as Master
Servicer, Midland Loan Services, Inc., as Special Servicer, and LaSalle Bank
National Association, as Trustee, the undersigned, as [____________], hereby notifies you that certain events have come to our attention that [will] [may]
need to be disclosed on Form [10-D] [10-K] [8-K].

Description of Exchange Act Reportable Event:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                       U-1

List of any Attachments hereto to be included in the Exchange Act Reportable
Event Disclosure:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

          Any inquiries related to this notification should be directed to
[_______________], phone number: [_________]; email address: [_______________].

                                     [NAME OF PARTY],
                                     as [role]

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       U-2

                                    EXHIBIT V

                      FORM OF MASTER SERVICER CERTIFICATION

                              _______________, 2007

To the parties listed on the attached Schedule A

     Re:  LB-UBS Commercial Mortgage Trust 2007-C6 Commercial Mortgage
          Pass-Through Certificates, Series 2007-C6

Dear Ladies and Gentlemen:

          In connection with the transfer of those certain mortgage loans set forth on Schedule B (the "Checklist') attached hereto (each a "Mortgage Loan"), by [Structured Asset Securities Corporation II (the "Depositor")]
[______________ (the "Unaffiliated Mortgage Loan Seller") to the LB-UBS
Commercial Mortgage Trust 2007-C6 (the "Trust"), pursuant to that certain
Pooling and Servicing Agreement dated as of August 13, 2007 (the "Pooling and
Servicing Agreement"), between Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association ("Wachovia") as master servicer,
Midland Loan Services, Inc. as special servicer and LaSalle Bank National
Association as trustee, the [Depositor] [the Unaffiliated Mortgage Loan Seller]
has agreed to deliver the "Mortgage Loan Origination Documents" (as defined in the Pooling and Servicing Agreement), applicable to each such Mortgage Loan, to
Wachovia pursuant to Section 2.01(d) of the Pooling and Servicing Agreement.

          Pursuant to Section 2.01(d) of the Pooling and Servicing Agreement,
Wachovia hereby certifies as to each of the Mortgage Loans set forth on the
Checklist as of the date hereof that: (i) if a check appears on the Checklist under a Mortgage Loan Origination Document category with respect to any particular Mortgage Loan, then that Mortgage Loan Origination Document has been delivered to Wachovia or the applicable Sub-Servicer, in each case in accordance with the Pooling and Servicing Agreement; (ii) if "NA" appears on the Checklist under a Mortgage Loan Origination Document category with respect to any particular Mortgage Loan, then the [Depositor] [the Unaffiliated Mortgage Loan
Seller] has advised Wachovia that such Mortgage Loan Origination Document is not applicable to such Mortgage Loan and is not, pursuant to the Pooling and
Servicing Agreement, required to be delivered to Wachovia; and (iii) if "O/S"
appears on the Checklist under Mortgage Loan Origination Document category with respect to any particular Mortgage Loan, then that Mortgage Loan Origination
Document has not been delivered to Wachovia or the applicable Sub-Servicer.

          This certification and spreadsheet supersedes any prior
correspondence, certification, exception list or spreadsheet delivered to the
[Depositor] [the Unaffiliated Mortgage Loan Seller] or any affiliate thereof relating to receipt or delivery of the Mortgage Loan Origination Documents.

                                       V-1

          IN WITNESS WHEREOF, Wachovia has caused this Master Servicer
Certification to be executed as of the date captioned above.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
    ----------------------------------
Name:
Title:

                                       V-2

                                   SCHEDULE A
        (IN THE CASE OF A MASTER SERVICER CERTIFICATION TO THE DEPOSITOR)

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Scott Lechner
Telecopier No.: (646) 758-4203

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019
Attention: David Nass--LB-UBS Commercial Mortgage Trust 2007-C6
facsimile number: (646) 758-5376

with a copy to:

Lehman Brothers Inc.
399 Park Avenue
8th Floor, New York
New York 10022
Attention: Charlene Thomas
Facsimile #: (212) 526-8679

and a copy to:
Midland Loan Services, Inc.
10851 Mastin
Overland Park, Kansas 66210
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

                                       V-3

                                   SCHEDULE A
   (IN THE CASE OF A MASTER SERVICER CERTIFICATION TO AN UNAFFILIATED MORTGAGE
                                  LOAN SELLER)

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention: Jeffrey Lavine

with a copy to Joseph L. Tambaro
1285 Avenue of the Americas
New York, New York 10019

with a copy to:

Five Mile Capital II CMBS Pooling International LLC
Three Stamford Plaza, 9th Floor
Stamford, Connecticut 06901
Attention: Thomas A. Kendall and George Kaouris
Facsimile number: (203) 905-9050

and a copy to:
Midland Loan Services, Inc.
10851 Mastin
Overland Park, Kansas 66210
Attention: LB-UBS Commercial Mortgage Trust 2007-C6

                                       V-1

                                   SCHEDULE B

                              LB-UBS SERIES 2007-C6

                                                               OPINION                                           GUARANTOR
   ID LOAN                           FINAL         FINAL      LETTERS OF                                       OR INDEMNITOR
   NUMBER/       FINAL     FINAL  ENGINEERING  ENVIRONMENTAL  COUNSEL TO    ESCROW      RESERVE    BORROWER     ORG. DOCS.
PROPERTY NAME  APPRAISAL  SURVEY     REPORT       REPORT       BORROWER   AGREEMENTS  AGREEMENTS  ORG. DOCS.  IF ENTITY ONLY
----------------------------------------------------------------------------------------------------------------------------

                                       V-2

                                                                  GUARANTOR OR
                                                                   INDEMNITOR
                                                                    PROPERTY
    INSURANCE                                                       OPERATING
 CERTIFICATES OR   MAJOR LEASES    FINAL    PROPERTY              STATEMENT AND
INSURANCE REVIEW   (> 10% OF      SEISMIC  MANAGEMENT               FINANCIAL    CASH MANAGEMENT   LOCKBOX    ZONING LETTERS
     REPORTS      ANNUAL INCOME)   REPORT   AGREEMENT  RENT ROLL    STATEMENT       AGREEMENT     AGREEMENT  OR ZONING REPORTS
------------------------------------------------------------------------------------------------------------------------------

                                       V-3